UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )
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☐	Soliciting Material under §240.14a-12
BUMBLE INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Proxy Statement 2024

Our Mission
To create a world where all relationships are healthy and equitable, through Kind Connections.

Letter to Stockholders	April 19, 2024

Dear Stockholders,

On behalf of the Board of Directors, our executive leadership team, and our employees around the world, I would like to thank you for your investment in Bumble Inc.

We are pleased to invite you to our 2024 Annual Meeting of Stockholders on Wednesday, June 5, 2024 at 12 p.m. Eastern Time. The meeting will be held virtually and we encourage you to join us at www.virtualshareholdermeeting.com/BMBL2024.

In my first months as CEO of Bumble Inc., I have had the chance to witness firsthand the impact that the Bumble Inc. team has had on building connections for people around the world. I’ve been moved by the countless stories I’ve heard and letters I’ve received from our customers who have found relationships of all kinds through our family of apps. It’s been inspiring to see the team’s unwavering pursuit of our mission to create a world where all relationships are healthy and equitable. We are known throughout the world for our great products and powerful, trusted brand. Every Bumble Inc. stockholder can feel proud that our work helps millions of people every day make meaningful connections.

I am truly honored to lead the Company through its next chapter of growth and look forward to our first Annual Meeting together.

Delivering for Stockholders

2023 marked an important year in Bumble Inc.’s history as we achieved record annual revenue exceeding $1 billion.

Throughout the year, we continued to expand our global reach and introduced new products, features, and safety solutions, which enabled us to deliver another year of solid growth. We grew total revenue by 16% to $1.05 billion and exercised strong financial discipline to improve our profit margins and generate free cash flow. We also returned capital to our stockholders under the Share Repurchase Program authorized by our Board of Directors.

Vision for the Future

We are deeply committed to delivering authentic and engaging new user experiences and I am excited by the tremendous opportunity ahead. 2024 marks 10 years since the founding of Bumble App and we are commemorating this exciting milestone by re-envisioning how we support women throughout connection experiences.

My vision is for Bumble Inc. to lead the online dating industry with even more positive experiences for users across the globe by marrying emerging technologies – such as generative AI – with the proprietary data and unique insights we have amassed over the last decade to deliver compelling experiences.

Our Next Phase of Growth

Our focus on innovation and delivering what our customers need to find love, partnership and friendship is the key to unlocking our next phase of growth. We are taking bold and decisive actions to position the company for long-term success and we are bringing together the right vision, priorities and leadership team to execute this mission.

In the year ahead, we are planning a significant update of Bumble App, which is designed to deliver a compelling modern and intuitive user experience. This update will provide a stronger platform upon which we can build new and exciting innovative features that advance our mission and better serve the needs of our customers.

We are also accelerating the pace of product innovation across our company by transforming our organization to operate with greater efficiency and agility. We plan to use cost savings from this initiative to help fund investments in innovation and our brand, as well as to improve the structural economics of our business.

Your continued support is important to us. To that end, we encourage you to vote by telephone or online, or by completing, signing, dating, and returning the enclosed proxy card or voting instruction form if you requested to receive printed proxy materials.

Thank you for your continued confidence in Bumble Inc.

Sincerely, Lidiane Jones Chief Executive Officer

2024 Proxy Statement

Notice of Annual Meeting of Stockholders

Date and Time Wednesday, June 5, 2024 at 12:00 p.m. Eastern Time

Virtual Location

You are cordially invited to attend the 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of Bumble Inc., which will be held virtually at www.virtualshareholdermeeting.com/BMBL2024. You will need to have your 16-Digit Control Number included on your proxy card or the instructions that accompanied your proxy materials in order to join the Annual Meeting.

Items of Business

1.   To elect the three Class III director nominees listed in this Proxy Statement.

2.  To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2024.

3.  To approve, on a non-binding advisory basis, the compensation of our named executive officers as disclosed in this Proxy Statement.

4.  To consider such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

Record Date You may vote at the Annual Meeting if you were a stockholder of Bumble Inc. Class A or Class B common stock as of the close of business on April 8, 2024.

Voting

Your vote is very important. Whether or not you plan to attend the Annual Meeting, we encourage you to read this Proxy Statement and submit your proxy or voting instructions as soon as possible, so that the shares may be represented at the Annual Meeting.

How to Vote VOTE IN ADVANCE OF THE MEETING
By Internet

● Go to the website www.proxyvote.com and follow the instructions, 24 hours a day, seven days a week.

● You will need the 16-digit number included on your Notice of Internet Availability of Proxy Materials or on your proxy card.

By Telephone

● From a touch-tone telephone, dial 1-800-690-6903 and follow the recorded instructions, 24 hours a day, seven days a week.

● You will need the 16-digit number included on your Notice of Internet Availability of Proxy Materials or on your proxy card in order to vote by telephone.

By Mail

● If you have not already received a proxy card, you may request a proxy card from us by following the instructions on your Notice of Internet Availability of Proxy Materials.

● Mark your selections on the proxy card.

● Date and sign your name exactly as it appears on your proxy card.

● Mail the proxy card in the enclosed postage-paid envelope provided to you.

VOTE ONLINE DURING THE MEETING
By Internet
● See page 10 of this Proxy Statement for details on voting your shares online during the Annual Meeting at www.virtualshareholdermeeting.com/BMBL2024.

2024 Proxy Statement

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

This notice of the Annual Meeting, Proxy Statement, and form of proxy are being distributed and made available on or about April 19, 2024.

By Order of the Board of Directors,

ELIZABETH MONTELEONE

Secretary

April 19, 2024

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting To Be Held on June 5, 2024: This Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2023 are available free of charge at proxyvote.com or our investor relations website at https://ir.bumble.com. A list of stockholders of record at the close of business on April 8, 2024 will be open for examination by any stockholder for any purpose germane to the Annual Meeting for a period of 10 days prior to the Annual Meeting at our principal executive offices at 1105 West 41st Street, Austin, TX 78756, and electronically during the Annual Meeting at www.virtualshareholdermeeting.com/BMBL2024.

YOUR VOTE IS IMPORTANT TO US. THANK YOU FOR VOTING.

2024 Proxy Statement

 Proxy Summary

This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all of the information that you should consider, and you should read the entire Proxy Statement carefully before voting. Page references are supplied to help you find further information in this Proxy Statement.

References in this Proxy Statement to (i) “we,” “us,” “our,” “ours,” “Bumble,” and the “Company” refer to Bumble Inc. and its consolidated subsidiaries and (ii) “stockholders” refers to holders of our Class A common stock and Class B common stock unless the context requires otherwise.

Voting Agenda/Voting Matters

Proposal		Board Recommendation	Page Reference

Proposal 1	To elect the three Class III director nominees listed in the Proxy Statement	For All Nominees	28

Proposal 2	Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2024.	For	39

Proposal 3	Advisory (non-binding) vote to approve named executive officer compensation	For	43

1

PROXY SUMMARY

Bumble’s mission is to create a world where all relationships are healthy and equitable, through Kind Connections.

We focus on building authenticity and safety in the online space, which is marked at times by isolation and toxicity. We also have extended our platform beyond online dating into healthy relationships in other areas of life, such as friendships.

Who We Are

Our company culture is built upon the advancement of women. As a mission-driven company that cares deeply about the world we live in, we continue to support organizations that help make a positive impact. Our commitment to women’s safety and empowerment extends beyond our products. We believe that everyone should feel safe on all corners of the internet, not just on our services. Because of this, we lobby governments to enact solutions that protect women and underserved communities online. We also engage in global conversations regarding the mitigation of online harms and share our lessons learned with industry peers, civil society and governments to help devise ways to curb online abuse and harassment. Our people, practices and policies reflect a deep understanding of, and commitment to, work-life balance, mental health and wellbeing, and family.

In 2023, we operated five apps, Bumble app, Bumble For Friends app, Badoo app, Fruitz app and Official app, where during 2023, on average, over 42 million users came on a monthly basis to discover new people and connect with each other in a safe, secure and empowering environment. Our apps monetize via a freemium model, where the use of the service is free and a subset of the users pay for subscriptions or in-app purchases to access premium features. We are a leader in the online dating space, which has become increasingly popular over the last decade and has been cited as the most common way for new couples to meet in the United States.

Bumble is more than our apps—we are powering a movement. Our mission-first strategy ensures that our values guide our business decisions and our business performance enables us to drive impact. Our strategy is anchored by our powerful brand, product leadership, operational excellence and public policy and social impact initiatives.

2	2024 Proxy Statement

PROXY SUMMARY Board Directors and Nominees

Whitney Wolfe Herd Nominee for Re-election Founder and Executive Chair Age: 34 Director Since: January 2020 Committee Membership: – None	Ann Mather Lead Director Age: 64 Director Since: March 2020 Committee Membership: – Nominating and Corporate Governance (Chair)

Lidiane S. Jones Nominee for Re-election Chief Executive Officer Age: 44 Director Since: January 2024 Committee Membership: – None	R. Lynn Atchison Age: 64 Director Since: October 2020 Committee Membership: – Audit and Risk (Chair)

Matthew S. Bromberg Age: 57 Director Since: July 2020 Committee Membership: – None	Amy M. Griffin Age: 48 Director Since: February 2021 Committee Membership: – Nominating and Corporate Governance

Sissie L. Hsiao Age: 45 Director Since: October 2023 Committee Membership: – None	Jonathan C. Korngold Age: 50 Director Since: January 2020 Committee Membership: – Compensation

Jennifer B. Morgan Age: 53 Director Since: February 2021 Committee Membership: – Nominating and Corporate Governance	Elisa A. Steele Nominee for Re-election Age: 57 Director Since: July 2020 Committee Membership: – Audit and Risk – Compensation (Chair)

Pamela A. Thomas-Graham Age: 60 Director Since: August 2020 Committee Membership: – Audit and Risk – Compensation

3

PROXY SUMMARY

Board and Leadership Highlights

BOARD DIVERSITY AND INDEPENDENCE

BOARD PRACTICES

●  Classified board, with yearly election of each of three classes of directors

●  Annual Board and Committee evaluations

●  Independent directors meet in executive sessions without management present

●  Directors limited to no more than five public
company boards (including Bumble)

●  Strong corporate governance guidelines
and policies

OVERSIGHT OF RISK, ETHICS & CORPORATE RESPONSIBILITY

●  Full Board responsible for risk oversight,
with specific areas delegated to relevant Board committees

●  Code of Conduct applicable to all directors,
officers and employees, with certification and annual compliance training

●  Full Board oversight of corporate responsibility strategy and approval of Company’s long-term goals and commitments

4	2024 Proxy Statement

PROXY SUMMARY

NEOs and Compensation Highlights

EXECUTIVE COMPENSATION HIGHLIGHTS

Last year, we offered our stockholders their first opportunity to cast advisory votes on the approval of the compensation of our named executive officers, and we were pleased that approximately 94% of the votes cast on the advisory “Say on Pay” proposal at last year’s meeting were voted in favor of our executive compensation program. The following discussion summarizes the significant elements of our executive pay program for fiscal year 2023. For additional information on 2023 executive compensation, please refer to the Compensation Discussion and Analysis, beginning on page 45.

Compensation Elements

The compensation of our named executive officers includes three main components: (i) base salary; (ii) short-term incentives (“STI”), consisting of an annual cash bonus based on four performance metrics (revenue, adjusted EBITDA margin, total paying users and individual performance); and (iii) long-term equity incentives, consisting of stock options and restricted stock units (“RSUs”).

Compensation Philosophy, Policies and Practices

It is Bumble’s philosophy that compensation should be performance-focused, market-competitive, simple, transparent and aligned to our values. In setting executive compensation, the Compensation Committee considers the pay programs of a peer group of 18 similarly-sized companies in the consumer technology and software industries. Our pay policies and practices reflect Bumble’s compensation philosophy.

What We Do	What We Don’t Do

●  Link executive pay to company performance
through our annual and long-term incentive plans

●  Balance short- and long-term incentives, cash and equity, and fixed and variable pay

●  Compare executive compensation and company performance to relevant peer group companies

●  Have thresholds and maximums in our short-term incentive plan

●  Provide only limited perquisites

●  All long-term awards are denominated and settled in equity

●  Robust stockholder engagement

●  An annual assessment by the Compensation Committee of potential risks in our executive compensation programs

●  Maintain incentive compensation recoupment (i.e., clawback) policy compliant with the Sarbanes-Oxley Act of 2002

●  Retention of an independent compensation consultant, whose performance is assessed by the Compensation Committee annually

●  Appoint a Compensation Committee comprised solely of independent directors

●  No single-trigger change-in-control provisions (except for a legacy provision for Ms. Wolfe Herd)

●  No guaranteed annual increases or incentive payouts

●  No repricing of underwater stock options without shareholder approval

●  No tax gross-ups

●  No dividends paid on unvested awards

●  No aspect of the pay policies or practices pose a material adverse risk to the Company

●  No compensation or incentives that encourage unnecessary or excessive risk taking

●  Hedging or pledging of any of our securities by directors, executive officers or other employees is prohibited

5

PROXY SUMMARY

  Environmental, Social and Governance Highlights

 We are proud to be a company committed to responsible environmental, social and governance (“ESG”) practices. We believe our efforts to build sustainable business practices naturally aligns with our values, business strategy and risk management efforts, and serves our stakeholders, including our team members, users, business partners,

 investors and our communities throughout the world. For additional information on our ESG practices, please see page 20 below.

ENVIRONMENTAL INITIATIVE HIGHLIGHTS

●

We continue our work on our net zero pledge, which is focused on achieving a net zero carbon footprint for scope 1 and scope 2 emissions, as well as scope 3 emissions related to our cloud computing facilities and data centers, by 2025.

●	We continue our engagements with carbon accounting experts to track our activities across the business and manage our emissions.

●

We prioritize working with companies that rely on renewable energy sources like wind and solar to power their data centers. Many of our hosting and cloud services providers already employ a renewable energy footprint and have reported achievement of carbon neutrality.

SOCIAL INITIATIVE HIGHLIGHTS

●	We work to deepen our employees’ approach to diversity, equity, inclusion and belonging, providing company-wide training on topics such as implicit bias.

●	We use our programs and policies to ensure our Company values are reflected in our employees’ experiences at Bumble, supporting their physical, emotional, financial and social health.

●

In 2023, we refreshed and strengthened our safety policies, published safety handbooks for the Bumble and Badoo apps, and launched Deception Detector™, which harnesses AI to help identify spam, scam or fake profiles before our community sees them.

●

Since 2019, our public policy efforts in the United States have focused on developing and advocating for state-level legislation that would establish a deterrent to, and penalties for, sending unsolicited lewd photos.

●

In 2023, we reiterated our focus on developing and innovating responsible AI through the Partnership on AI to help create a first-of-its-kind framework for the ethical and responsible development, creation, and sharing of synthetic media.

GOVERNANCE HIGHLIGHTS

We have a strong commitment to ESG that is built into the structure of our governance processes. Our commitment to ESG starts at the top, beginning with our Board of Directors and management.

●

Our Nominating and Corporate Governance Committee is responsible for reviewing and advising on material environmental, social and governance topics and assisting the Board of Directors with respect to its oversight of the Company’s programs related to such matters.

●

Our ESG steering committee of cross-functional senior leaders is focused on the development and execution of our ESG objectives, and oversight of our ESG disclosures. In 2023, this team used the findings of Bumble’s materiality assessment to further develop ESG strategy.

●

As part of our ESG journey, we are working to increase disclosures on the Bumble investor relations website, align to the Sustainability Accounting Standard Board (“SASB”) framework and build a path to a public impact report.

6	2024 Proxy Statement

Questions and Answers about the Proxy Materials and the Annual Meeting

Why am I being provided with these materials?

We are providing this proxy statement (the “Proxy Statement”) to you in connection with the solicitation by the Board of Directors (the “Board” or “Board of Directors”) of Bumble Inc. of proxies to be voted at our Annual Meeting of Stockholders to be held on June 5, 2024 (the “Annual Meeting”) and at any postponements or adjournments of the Annual Meeting. We either (1) mailed you a Notice of Internet Availability of Proxy Materials (“Notice of Internet Availability”) notifying each stockholder entitled to vote at the Annual Meeting how to vote and how to electronically access a copy of this Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 (referred to as the “Proxy Materials”) or (2) mailed you a paper copy of the Proxy Materials and a proxy card in paper format. If you have not received, but would like to receive, a paper copy of the Proxy Materials and a proxy card in paper format, you should follow the instructions for requesting such materials contained in the Notice of Internet Availability.

What am I voting on?

There are three proposals scheduled to be voted on at the Annual Meeting:

●	Proposal No. 1: Election of the three Class III director nominees listed in this Proxy Statement.

●	Proposal No. 2: Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2024.

●	Proposal No. 3: Approval, on a non-binding advisory basis, of the compensation of our named executive officers as disclosed in this Proxy Statement.

Who is entitled to vote?

Stockholders as of the close of business on April 8, 2024 (the “Record Date”) may vote at the Annual Meeting or any postponement or adjournment thereof. As of that date, there were 126,115,281 shares of our Class A common stock and 20 shares of our Class B common stock outstanding.

In general, holders of shares of our Class A common stock are entitled to one vote for each share of Class A common stock held as of the Record Date and holders of our Class B common stock are entitled, without regard to the number of shares of Class B common stock held by such holder, to one vote for each Common Unit (as defined below) of Buzz Holdings L.P., a Delaware limited partnership (“Bumble Holdings”), held as of the Record Date.

This includes shares:

●	Held directly in your name as “stockholder of record” (also referred to as “registered stockholder”); and

●	Held for you in an account with a broker, bank or other nominee (shares held in “street name”).

Notwithstanding the foregoing, unless they elect otherwise, each of certain affiliates of Whitney Wolfe Herd, our Founder and Executive Chair, and affiliates of Blackstone Inc. (“Blackstone” or “our Sponsor”), to whom we refer collectively as our “Principal Stockholders”, have outsized voting rights as follows. Each Principal Stockholder that holds Class A common stock is entitled to ten votes for each share of Class A common stock held as of the Record Date and each Principal Stockholder that holds Class B common stock is entitled, without regard to the number of shares of Class B common stock held by such Principal Stockholder, to a number of votes equal to 10 times the aggregate number of Common Units (as defined below) (including Common Units issued upon conversion of vested Incentive Units (as defined below)) of Bumble Holdings held by such Principal Stockholder as of the Record Date.

7

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

“Class B Units” refers to the interests in Bumble Holdings called “Class B Units” that were outstanding prior to the Reclassification.

“Common Units” refers to the new class of units of Bumble Holdings created by the Reclassification and does not include Incentive Units.

“Incentive Units” refers to the new class of units of Bumble Holdings created by the reclassification of the Class B Units in the Reclassification. The Incentive Units are “profit interests” having economic characteristics similar to stock appreciation rights and having the right to share in any equity value of Bumble Holdings above specified participation thresholds. Vested Incentive Units may be converted to Common Units and be subsequently exchanged for shares of Class A common stock.

“IPO” refers to our initial public offering of Class A common stock, which was completed on February 16, 2021.

“Reclassification” refers to the reclassification of the limited partnership interests of Bumble Holdings in connection with the IPO pursuant to which certain outstanding Class A units were reclassified into a new class of limited partnership interests that we refer to as “Common Units” and certain outstanding Class B Units were reclassified into a new class of limited partnership interests that we refer to as “Incentive Units.”

What constitutes a quorum?

The presence in person or by proxy of stockholders holding a majority in voting power of the issued and outstanding shares of capital stock entitled to vote at the Annual Meeting constitutes a quorum for the Annual Meeting. Abstentions and “broker non-votes” are counted as present for purposes of determining a quorum.

How many votes are required to approve each proposal?

Under our Amended and Restated Bylaws (the “Bylaws”), directors are elected by a plurality vote, which means that the director nominees with the greatest number of votes cast in respect of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors, even if less than a majority, will be elected. There is no cumulative voting.

Under our Bylaws, the proposal to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2024 (Proposal No. 2) requires the vote of the holders of a majority of the voting power of the shares of capital stock present in person or represented by proxy and entitled to vote on the subject matter at the Annual Meeting. It is important to note that the proposal to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2024 (Proposal No. 2) is non-binding and advisory. While the ratification of Ernst & Young LLP as our independent registered public accounting firm is not required by our Bylaws or otherwise, if our stockholders fail to ratify the selection, we will consider it notice to the Board and the Audit and Risk Committee to consider the selection of a different firm.

The non-binding advisory approval of the compensation of our named executive officers (Proposal No. 3) requires the vote of the holders of a majority of the voting power of the shares of capital stock present in person or by proxy and entitled to vote on the subject matter at the Annual Meeting. Although, as an advisory vote, this proposal is not binding upon the Company or the Board, the Board will carefully consider the stockholder vote on this matter, along with all other expressions of stockholder views it receives on specific policies and desirable actions.

Ms. Wolfe Herd and Blackstone have informed the Company that they intend to vote in favor of the director nominees named in this Proxy Statement (Proposal No. 1), and in favor of Proposal Nos. 2 and 3. Because of their collective voting power, these nominees are assured election, and Proposal Nos. 2 and 3 are assured passage.

What is a “broker non-vote”?

A broker non-vote occurs when shares held through a broker are not voted with respect to a proposal because (1) the broker has not received voting instructions from the stockholder who beneficially owns the shares and (2) the broker lacks the authority to vote the shares at its discretion. Under current Nasdaq listing rules, Proposal No. 1 and

8	2024 Proxy Statement

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

Proposal No. 3 are considered non-routine matters, and a broker will lack the authority to vote uninstructed shares at their discretion on these proposals. Only Proposal No. 2 is considered a discretionary matter, and a broker will be permitted to exercise its discretion to vote uninstructed shares on this proposal.

How are votes counted?

With respect to the election of directors (Proposal No. 1), you may vote “FOR” or “WITHHOLD” with respect to each nominee. Votes that are “WITHHELD” will have the same effect as an abstention and will not count as a vote “FOR” or “AGAINST” a director because directors are elected by plurality voting. Broker non-votes will have no effect on the outcome of Proposal No. 1.

With respect to the ratification of our independent registered public accounting firm (Proposal No. 2), you may vote “FOR,” “AGAINST” or “ABSTAIN.” Abstentions are counted as a vote “AGAINST” this proposal. There are no broker non-votes with respect to Proposal No. 2, as brokers are permitted to exercise discretion to vote uninstructed shares on this proposal.

With respect to the advisory (non-binding) vote to approve named executive officer compensation (Proposal No. 3), you may vote “FOR,” “AGAINST” or “ABSTAIN.” Abstentions are counted as a vote “AGAINST” this proposal. Broker non-votes will have no effect on the outcome of Proposal No. 3.

If you sign and submit your proxy card without providing voting instructions, your shares will be voted in accordance with the recommendation of the Board with respect to each of the Proposals.

How does the Board recommend that I vote?

Our Board recommends that you vote your shares:

●	“FOR” each of the Class III director nominees set forth in this Proxy Statement;

●	“FOR” the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2024; and

●	“FOR” the advisory (non-binding) vote on the approval of our named executive officer compensation.

Who will count the vote?

Our independent inspector of elections, Broadridge Financial Services, Inc. (“Broadridge”) will tabulate votes cast by proxy or electronically during the meeting. We will report the final voting results in a Form 8-K filed with the Securities and Exchange Commission (“SEC”) within four business days after the Annual Meeting.

How do I vote my shares without attending the Annual Meeting?

If you are a stockholder of record, you may vote by authorizing a proxy to vote on your behalf at the Annual Meeting. Specifically, you may authorize a proxy:

●

By Internet—You may submit your proxy by going to www.proxyvote.com and by following the instructions on how to complete an electronic proxy card. You will need the 16-digit number included on your Notice of Internet Availability or your proxy card in order to vote by Internet.

●

By Telephone—You may submit your proxy by dialing 1-800-690-6903 and by following the recorded instructions. You will need the 16-digit number included on your Notice of Internet Availability or on your proxy card in order to vote by telephone.

9

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

●

By Mail—If you have received a proxy card, you may vote by mail by signing and dating the enclosed proxy card where indicated and by returning the card in the postage-paid envelope provided to you. You should sign your name exactly as it appears on the proxy card. If you are signing in a representative capacity (for example, as guardian, executor, trustee, custodian, attorney or officer of a corporation), indicate your name and title or capacity.

Internet and telephone voting facilities will close at 11:59 p.m., Eastern Time, on June 4, 2024, for the voting of shares held by stockholders of record as of the Record Date. Proxy cards with respect to shares held of record must be received no later than June 4, 2024.

If you hold your shares in street name, you may submit voting instructions to your broker, bank or other nominee. In most instances, you will be able to do this over the Internet, by telephone or by mail. Please refer to information from your bank, broker or other nominee on how to submit voting instructions.

How do I attend and vote my shares at the Virtual Annual Meeting?

This year’s Annual Meeting will be a completely “virtual” meeting of stockholders. You may attend the Annual Meeting via the Internet. Any stockholder can attend the Annual Meeting live online at www.virtualshareholdermeeting.com/BMBL2024. If you virtually attend the Annual Meeting you can vote your shares electronically, and submit your questions during the Annual Meeting, by visiting www.virtualshareholdermeeting.com/BMBL2024. A summary of the information you need to attend the Annual Meeting and vote via the Internet is provided below:

●	instructions on how to attend and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at www.virtualshareholdermeeting.com/BMBL2024;

●	assistance with questions regarding how to attend and participate via the Internet will be provided at www.virtualshareholdermeeting.com/BMBL2024 on the day of the Annual Meeting;

●	stockholders may vote and submit questions while attending the Annual Meeting via the Internet; and

●

you will need the 16-digit number that is included in your proxy card or the instructions that accompanied your proxy materials in order to enter the Annual Meeting and to vote during the Annual Meeting.

Will I be able to participate in the online Annual Meeting on the same basis I would be able to participate in a live annual meeting?

The Annual Meeting will be held in a virtual-only meeting format and will be conducted via live audio webcast. The online meeting format for the Annual Meeting will facilitate full and equal participation by all our stockholders from any place in the world at little to no cost, while allowing us to support the health and well-being of our stockholders and employees.

We designed the format of the online Annual Meeting to ensure that our stockholders who attend our Annual Meeting will be afforded the same rights and opportunities to participate as they would at an in-person meeting and to enhance stockholder access, participation and communication through online tools. We plan to take the following steps to provide for such an experience:

●	providing stockholders with the ability to submit appropriate questions up to 60 minutes in advance of the meeting;

●	providing stockholders with the ability to submit appropriate questions real-time via the meeting website, limiting questions to one per stockholder unless time otherwise permits; and

●	answering as many questions submitted in accordance with the meeting rules of conduct as appropriate in the time allotted for the meeting.

How do I vote online during the Annual Meeting?

Whether you are a stockholder of record, or you hold your shares through a broker, bank or other nominee (also referred to as holding your shares in “street name”), you may vote your shares by attending the Annual Meeting

10	2024 Proxy Statement

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

online and following the on-screen voting instructions. You will need the 16-digit number that is included in your proxy card or the instructions that accompanied your proxy materials in order to enter the Annual Meeting and to vote during the Annual Meeting.

What if during the check-in time or during the meeting I have technical difficulties or trouble accessing the virtual meeting website?

If you encounter any technical difficulties with the virtual meeting website on the meeting day, please call the technical support number that will be posted on the virtual meeting log in page. Technical support will be available starting at 11:45 a.m. Eastern Time on Wednesday, June 5 and until the meeting has finished.

What does it mean if I receive more than one Notice of Internet Availability or proxy card on or about the same time?

It generally means you hold shares registered in more than one account. To ensure that all your shares are voted, please vote once for each Notice of Internet Availability or proxy card you receive.

May I change my vote or revoke my proxy?

Yes. Whether you have voted by Internet, telephone or mail, if you are a stockholder of record, you may change your vote and revoke your proxy by:

●	voting by Internet or telephone at a later time than your previous vote and before the closing of those voting facilities at 11:59 p.m., Eastern Time, on June 4, 2024;

●	submitting a properly signed proxy card, which has a later date than your previous vote, and that is received no later than June 4, 2024;

●	attending the virtual Annual Meeting and voting in person; or

●	delivering a written statement to that effect to the Secretary of the Company at the Company’s principal executive offices, provided such statement is received no later than June 4, 2024.

If you hold shares in street name, please refer to information from your bank, broker or other nominee on how to revoke or submit new voting instructions.

Could other matters be decided at the Annual Meeting?

As of the date of this Proxy Statement, we do not know of any matters to be raised at the Annual Meeting other than those referred to in this Proxy Statement. If other matters are properly presented at the Annual Meeting for consideration and you are a stockholder of record and have submitted a proxy, the named proxies will have the discretion to vote on those matters for you.

Who will pay for the cost of this proxy solicitation?

We will pay the cost of soliciting proxies. Proxies may be solicited on our behalf by our directors, officers or employees of the Company (for no additional compensation) in person or by telephone, e-mail or facsimile transmission. Brokers and other nominees will be requested to solicit proxies or authorizations from beneficial owners and will be reimbursed for their reasonable expenses.

What is “householding” and how does it affect me?

SEC rules permit companies and intermediaries, such as brokers, to satisfy delivery requirements for proxy statements and notices with respect to two or more stockholders sharing the same address by delivering a single copy of the Notice of Internet Availability (or a single set of Proxy Materials, if you requested a printed copy) addressed to those stockholders. This process, which is commonly referred to as “householding”, reduces printing

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QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

costs and postage fees and helps protect the environment as well. Some brokers household materials, delivering a single Notice of Internet Availability or, if applicable, a single set of Proxy Materials to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent.

If, at any time, you no longer wish to participate in householding and would prefer to receive a separate copy of the Notice of Internet Availability or, if applicable, a separate set of Proxy Materials, or if you are receiving duplicate copies of these materials and wish to have householding apply, please notify your broker. You may also call Broadridge at (866) 540-7095 or write to: Broadridge Financial Solutions, Inc., Householding Department, 51 Mercedes Way, Edgewood, New York 11717, and include your name, the name of your broker or other nominee, and your account number(s). You can also request prompt delivery of a copy of the Notice of Internet Availability or, if applicable, a set of Proxy Materials by contacting Bumble Investor Relations at ir@team.bumble.com.

What is the mailing address of the Company’s principal executive offices?

Our mailing address is 1105 West 41st Street, Austin, TX 78756.

12	2024 Proxy Statement

The Board of Directors and Certain Governance Matters

Our Board of Directors directs and oversees the management of our business and affairs and has three standing committees: the Audit and Risk Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. In addition, from time to time, the Board of Directors, in its discretion, establishes special committees for specific purposes.

Director Independence and Independence Determinations

Under our Corporate Governance Guidelines and Nasdaq Stock Market (“Nasdaq”) rules, a director is not independent unless our Board of Directors affirmatively determines that he or she does not have a material relationship with us or any of our subsidiaries (either directly or as a partner, stockholder or officer of an organization that has a relationship with us or any of our subsidiaries).

Our Corporate Governance Guidelines define an “independent” director in accordance with Nasdaq Rule 5605(a)(2). In addition, members of the Audit and Risk Committee and the Compensation Committee are subject to the additional independence requirements of applicable SEC rules and Nasdaq listing standards. Our Corporate Governance Guidelines require our Board of Directors to review the independence of all directors at least annually, after taking into consideration the recommendation of the Nominating and Corporate Governance Committee.

In the event a director has a relationship with the Company that is relevant to his or her independence and is not addressed by the objective tests set forth in the Nasdaq independence definition, our Board of Directors will determine, considering all relevant facts and circumstances, whether such relationship is material.

Our Board of Directors has affirmatively determined that each of Ms. Mather, Ms. Atchison, Mr. Bromberg, Ms. Griffin, Ms. Hsiao, Mr. Korngold, Ms. Morgan, Ms. Steele and Ms. Thomas-Graham qualifies as an independent director under Nasdaq listing standards, including with respect to committee service. In addition, our Board of Directors has affirmatively determined that each of Ms. Atchison, Ms. Steele and Ms. Thomas-Graham is “independent” for purposes of Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which pertains to service on our Audit and Risk Committee, and that each of Mr. Korngold, Ms. Steele and Ms. Thomas-Graham is “independent” for purposes of Section 10C(a)(3) of the Exchange Act, which pertains to service on our Compensation Committee. In making these determinations, our Board broadly considers all relevant facts and circumstances, including detailed written information provided by each director regarding each director’s business and personal activities as they may relate to the Company and our management. There are no family relationships among any of our directors or executive officers.

Executive Sessions

In accordance with our Corporate Governance Guidelines, our non-management members of the Board meet in executive session, without management present, at least twice a year (and at such other times as they deem appropriate). If the non-management directors include directors who have not been determined to be independent, the independent directors shall separately meet in a private session at least twice a year (and at such other times as they deem appropriate) that excludes management and directors who have not been determined to be independent. In addition, our independent directors that are not affiliated with our Sponsor meet from time to time in a private session that excludes management and any Sponsor-affiliated directors. The Lead Director, or in her absence a director designated by the non-management or independent directors, as applicable, will preside at the executive sessions. During 2023, the non-management directors held four executive sessions following each of four regularly scheduled Board meetings, and the independent directors that are not affiliated with our Sponsor held two separate executive sessions.

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THE BOARD OF DIRECTORS AND CERTAIN GOVERNANCE MATTERS

Board and Committee Self-Evaluations

In accordance with our Corporate Governance Guidelines, the Board, acting through the Nominating and Corporate Governance Committee, conducts a self-evaluation at least annually to determine whether it and its committees are functioning effectively. Such evaluation may include consideration of the individual performance of directors serving on our Board. The Nominating and Corporate Governance Committee also periodically considers the mix of skills and experience that each director brings to the Board to assess whether the Board has the necessary tools to perform its oversight function effectively.

Leadership Structure

In January 2024, as contemplated by our leadership succession plan, Lidiane S. Jones became our Chief Executive Officer and a director on our Board and Whitney Wolfe Herd, our Founder, transitioned from her role as Chief Executive Officer to Executive Chair of our Board. In connection with this transition, Ann Mather became our Lead Director after serving as our Chair since March 2020. We believe this leadership structure best serves the interest of Bumble and its stockholders, allowing our Board to continue to benefit from Ms. Wolfe Herd’s exceptional industry knowledge, passion, and history with our Company as the Founder, and Ms. Mather’s continued independent leadership and extensive financial, operational and corporate governance expertise, while leveraging Ms. Jones’s extensive leadership experience with technology companies to focus on business strategy and execution.

This leadership structure is consistent with our Corporate Governance Guidelines, which do not impose a policy on whether the roles of Chairperson and Chief Executive Officer should be separate and, if the roles are to be separate, whether the Chairperson should be selected from the independent directors.

Communications with the Board

As described in our Corporate Governance Guidelines, stockholders and other interested parties who wish to communicate with the chairperson of any of the Audit and Risk, Compensation or Nominating and Corporate Governance Committees, the Lead Director, or to the non-management or independent directors as a group, may do so by addressing such communications or concerns to the Company’s Chief Legal Officer at Bumble Inc., 1105 West 41st Street, Austin, Texas 78756, who will forward such communications to the appropriate party. Such communications may also be sent by email to clo@team.bumble.com. Communications may be made confidentially or anonymously.

Board Committees and Meetings

Each of the Audit and Risk Committee, the Compensation Committee and the Nominating and Corporate Governance Committee operates under a charter that has been approved by our Board of Directors. The composition and responsibilities of each committee are described below. Our Board of Directors may also establish from time to time any other committees that it deems necessary or desirable. Members serve on these committees until their resignation or until otherwise determined by our Board of Directors.

The following table summarizes the current membership of each of the Audit and Risk, Compensation and Nominating and Corporate Governance Committees.

	Audit and Risk Committee	Compensation Committee	Nominating and Corporate Governance Committee
R. Lynn Atchison
Amy M. Griffin
Jonathan C. Korngold
Ann Mather
Jennifer B. Morgan
Elisa A. Steele
Pamela A. Thomas-Graham

KEY	Chairperson	Member

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THE BOARD OF DIRECTORS AND CERTAIN GOVERNANCE MATTERS

All directors are expected to make their best effort to attend all meetings of the Board and meetings of the committees of which they are members. During the year ended December 31, 2023, the Board held six meetings, the Audit and Risk Committee held five meetings, the Compensation Committee held four meetings and the Nominating and Corporate Governance Committee held five meetings. During fiscal year 2023, all of our directors attended at least 75% of the meetings of the Board and committees during the time in which he or she served as a member of the Board or such committee.

Audit and Risk Committee

Each of Mses. Atchison, Steele and Thomas-Graham has been determined to be “independent,” consistent with our Audit and Risk Committee charter, Corporate Governance Guidelines, SEC rules and Nasdaq listing standards applicable to boards of directors in general and audit committees in particular. Our Board of Directors has also determined that each of Mses. Atchison, Steele and Thomas-Graham is “financially literate” within the meaning of the listing standards of the Nasdaq. In addition, our Board of Directors has determined that Ms. Atchison qualifies as an audit committee financial expert as defined by applicable SEC regulations.

The duties and responsibilities of the Audit and Risk Committee are set forth in its charter, which may be found on the “Governance—Corporate Governance” section of our investor relations website at https://ir.bumble.com, and include assisting the Board of Directors in overseeing the following:

●	the quality and integrity of our financial statements, as well as oversight of our accounting and financial reporting processes and financial statement audits;

●	the effectiveness of our control environment, including internal controls over financial reporting;

●	our compliance with legal and regulatory requirements applicable to financial statements and accounting and financial reporting processes;

●	the independent registered public accounting firm’s qualifications, performance and independence;

●	the effectiveness of our risk management processes, particularly with respect to financial risk exposure;

●	the performance of our internal audit function; and

●	our technology security and data privacy programs.

For additional information on the Audit and Risk Committee’s role and its oversight of the independent auditor during 2023, see “Report of the Audit Committee.”

Nominating and Corporate Governance Committee

Each of Mses. Mather, Griffin and Morgan has been determined to be “independent” as defined by our Corporate Governance Guidelines and Nasdaq listing standards.

The duties and responsibilities of the Nominating and Corporate Governance Committee are set forth in its charter, which may be found on the “Governance—Corporate Governance” section of our investor relations website at https://ir.bumble.com, and include the following:

●

identifying individuals qualified to become directors, consistent with the criteria approved by the Board of Directors, from time to time, and selecting, or recommending that our Board of Directors select, the director nominees for each annual meeting of stockholders or to fill vacancies or newly created directorships that may occur between such meetings;

●	developing and recommending to the Board of Directors a set of corporate governance principles applicable to us and assisting the Board of Directors in complying with them;

●	overseeing the evaluation of the Board of Directors;

●	recommending members of the Board of Directors to serve on committees of the Board of Directors and evaluating the functions and performance of such committees;

●	overseeing and approving the Chief Executive Officer continuity planning process; and

●	otherwise taking a leadership role in shaping the corporate governance of the Company.

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THE BOARD OF DIRECTORS AND CERTAIN GOVERNANCE MATTERS

With respect to director compensation, our Nominating and Corporate Governance Committee reviews and recommends to the full Board of Directors the form and amount of director compensation, as well as makes recommendations regarding director’s and officer’s indemnification and insurance matters.

Compensation Committee

Each of Ms. Steele, Mr. Korngold and Ms. Thomas-Graham has been determined to be “independent” as defined by our Corporate Governance Guidelines and Nasdaq listing standards applicable to boards of directors in general and compensation committees in particular.

The duties and responsibilities of the Compensation Committee are set forth in its charter, which may be found on the “Governance—Corporate Governance” section of our investor relations website at https://ir.bumble.com, and include the following:

●	overseeing our executive compensation policies and practices;

●

reviewing and approving, or recommending to the Board of Directors, matters related to the compensation of our Chief Executive Officer and our other executive officers, including annual base salary, bonus and equity-based incentives and other benefits;

●	overseeing administration and monitoring of our incentive and equity-based compensation plans; and

●	broadly overseeing matters relating to the attraction, motivation, development and retention of qualified individuals.

Our Compensation Committee makes the final determination regarding the annual compensation of our Chief Executive Officer and our other executive officers, taking into consideration, among other things, each individual’s performance and contributions to the Company. As part of the Compensation Committee’s compensation setting process, the Chief Executive Officer will make recommendations to the Compensation Committee regarding compensation for executive officers other than herself, and the Compensation Committee may also invite other Company employees from time to time to make presentations, provide financial or other background information or advice or to otherwise participate in meetings. Our Chief Executive Officer and other executive officers do not participate in the determination of their own respective compensation or the compensation of directors.

The Compensation Committee currently retains the independent compensation consulting firm Semler Brossy (“Semler”) to advise the Compensation Committee in its review of senior executive compensation. In July 2023, the Compensation Committee assessed the independence of Semler and determined that the firm’s work for the Committee did not raise any conflicts of interest.

Board Attendance at Annual Stockholders’ Meeting

All directors are expected to make their best effort to attend any meeting of stockholders. Of the ten directors serving at the time, eight members of our Board attended our 2023 Annual Meeting of Stockholders held virtually in 2023.

Compensation Committee Interlocks and Insider Participation

Other than Whitney Wolfe Herd, no member of our Board of Directors was at any time during the last completed fiscal year one of our officers or employees. During 2023, none of the members of our Compensation Committee has at any time been one of our executive officers or employees. None of our executive officers currently serves, or has served during the last completed fiscal year, as a member of the board of directors or compensation committee (or other committee performing equivalent functions) of any entity that has one or more of its executive officers serving on our Board of Directors or Compensation Committee. We are party to certain transactions with affiliates of Blackstone described in “Transactions with Related Persons.”

16	2024 Proxy Statement

THE BOARD OF DIRECTORS AND CERTAIN GOVERNANCE MATTERS

Corporate Governance Guidelines

Our commitment to good corporate governance is reflected in our Corporate Governance Guidelines, which describe our Board of Directors’ views and policies on a wide range of governance topics. These Corporate Governance Guidelines are reviewed from time to time by our Nominating and Corporate Governance Committee and, to the extent deemed appropriate in light of emerging practices, revised accordingly, upon recommendation to and approval by our Board of Directors.

Our Corporate Governance Guidelines and other corporate governance information are available on the “Governance—Corporate Governance” section of our investor relations website at https://ir.bumble.com.

Code of Conduct and Supplemental Code of Ethics for Senior Financial Officers

We have adopted a Code of Conduct, which sets forth the standards for ethical conduct, that applies to all of our directors, officers and employees. The Code of Conduct, which is available on our website at https://ir.bumble.com and on our intranet sites, sets forth our policies and expectations on a number of topics, including compliance with laws, conflicts of interest, use of our assets, business conduct and fair dealing, as well as our commitment to providing a safe, inclusive and supportive workplace environment free from harassment. As part of our compliance and ethics program, new employees receive training regarding the Code of Conduct, and current employees receive supplemental training on an annual basis. The Code of Conduct provides a number of avenues to report openly, or anonymously (in the case of employees), any accounting allegation, compliance allegation (including non-compliance with applicable legal and regulatory requirements or the Code of Conduct), or retaliatory act, including through the telephone hotlines or website managed by EthicsPoint, our outside independent service provider, or by email to our Chief Legal Officer or our Audit and Risk Committee, in each case at the telephone numbers and email addresses listed in the Code of Conduct.

We have also adopted a Supplemental Code of Ethics for Senior Financial Officers that applies to our Chief Executive Officer and all senior financial officers, including the Chief Financial Officer and principal accounting officer. The Supplemental Code of Ethics, which is available on our website at https://ir.bumble.com and on our intranet sites, addresses matters specific to those senior financial positions in the Company, including responsibility for the disclosures made in our filings with the SEC, reporting obligations with respect to certain matters and a general obligation to promote honest and ethical conduct within the Company. The senior financial officers are also required to comply with the Code of Conduct.

Each of our Code of Conduct and our Supplemental Code of Ethics for Senior Financial Officers qualifies as a “code of ethics,” as defined in Item 406(b) of Regulation S-K. We will make any legally required disclosures regarding amendments to, or waivers of, provisions of our code of ethics on our website. The information contained on, or accessible from, our website is not part of this Proxy Statement. Our Code of Conduct is available free of charge upon request to our Chief Legal Officer at 1105 West 41st Street, Austin, TX 78756.

Oversight of Risk Management

The Board has broad oversight of risk management related to us and our business while delegating certain specific risk oversight responsibilities to its committees. The Board oversees our risk management activities through a combination of processes, including direct engagement with management.

The Audit and Risk Committee represents the Board by periodically reviewing our accounting, reporting and financial practices, including the integrity of our financial statements, the surveillance of administrative and financial controls, the review of related person transactions, our compliance with legal and regulatory requirements and the effectiveness of our risk management processes, particularly with respect to financial and operational risk exposures. Through its regular meetings with management, including the finance, legal and internal audit functions, the Audit and Risk Committee reviews and discusses all significant areas of our business and summarizes for the Board all areas of risk and the appropriate mitigating factors.

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THE BOARD OF DIRECTORS AND CERTAIN GOVERNANCE MATTERS

The Compensation Committee monitors risks associated with the design and administration of our compensation programs, including our incentive-based compensation programs, to promote an environment that does not encourage unnecessary and excessive risk-taking by our employees, including our senior executives. In view of this oversight and based on an assessment conducted by management working with the Compensation Committee’s independent consultant, we do not believe that our employee compensation policies and practices create risks that are reasonably likely to have a material adverse effect on the Company. See “Compensation Discussion and Analysis—Risk and Executive Compensation” for a complete description.

The Nominating and Corporate Governance Committee assists the Board by overseeing and evaluating programs and risks associated with Board organization, membership and structure, corporate governance and overall Board effectiveness. Our Nominating and Corporate Governance Committee is also responsible for reviewing and advising on material ESG topics and assist the Board with respect to its oversight of our programs related to such matters.

In addition, our Board receives periodic detailed operating performance reviews from management. Our Chief Information Security Officer provides quarterly updates to the Audit and Risk Committee, as well as an annual report to the Board, regarding a range of cybersecurity activities while maintaining the confidentiality, integrity and availability of information, including user information under our custody. Our information security management system takes a risk-based approach to cybersecurity and consists of various programs, including secure software development, operational security, vulnerability management and security education. Our threat detection capabilities include automated 24/7 detection and alerting with automated response protocols designed to support rapid analysis and enrichment for security analysts who are guided by a formally documented Incident Response Plan in the event of a breach. Our Head of Privacy and Data Protection Officer provide periodic reports to the Audit and Risk Committee regarding Bumble’s data privacy and compliance activities (required by applicable laws, including the General Data Protection Regulation (“GDPR”) and any U.S. state-specific privacy laws), which are designed to protect and safeguard our users’ data through comprehensive, documented privacy impact assessment procedures, as well as through dedicated privacy incident monitoring and reporting. For further information related to our cybersecurity strategy, risk management and governance, please refer to “Item 1C—Cybersecurity” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023.

The Board also receives periodic updates from management on environmental, social, and governance-related activities to review and guide Bumble’s larger ESG strategy. In addition, Board members participate in “Lunch & Learn” sessions from time to time, where they have an opportunity to do a deeper analysis of select ESG topics.

Oversight of Compliance

The Chief Legal Officer oversees our compliance programs. The Chief Legal Officer’s duties include: regularly updating the Audit and Risk Committee on the effectiveness of our compliance programs, providing periodic reports to the Board, and working closely with our various compliance functions to promote coordination and sharing of best practices across these functions.

Disclosure Committee

We have established a Disclosure Committee to assist in fulfilling our obligations to maintain disclosure controls and procedures and to coordinate and oversee the process of preparing our periodic securities filings with the SEC. This committee is composed of members of management and is chaired by our Chief Financial Officer.

Securities Trading Policy

The Company’s Securities Trading Policy requires executive officers and directors to consult the Company’s Chief Legal Officer prior to engaging in transactions involving the Company’s securities. See “Compensation Discussion and Analysis—Risk and Executive Compensation—Securities Trading Policy and Hedging” for a complete description.

18	2024 Proxy Statement

THE BOARD OF DIRECTORS AND CERTAIN GOVERNANCE MATTERS

Controlled Company Exception

In connection with our IPO, our Principal Stockholders entered into a stockholders agreement, described in “Transactions with Related Persons,” and beneficially own approximately 89.0% of the combined voting power of our Class A and Class B common stock as of April 8, 2024, the Record Date. As a result, we are a “controlled company” within the meaning of the Nasdaq corporate governance standards. Under these corporate governance standards, a company of which more than 50% of the voting power is held by an individual, group or another company is a “controlled company” and may elect not to comply with certain corporate governance standards, including the requirements (1) that a majority of our Board of Directors consist of independent directors, (2) that our Board of Directors have a compensation committee that consists entirely of independent directors with a written charter addressing the committee’s purpose and responsibilities and (3) that our director nominations be made, or recommended to our full Board of Directors, by our independent directors or by a nominations committee that consists entirely of independent directors and that we adopt a written charter or Board resolution addressing the nominations process. Although we are not relying on the exemptions from these corporate governance requirements, if we do rely on such exemptions in the future, our stockholders will not have the same protections afforded to stockholders of companies that are subject to these corporate governance requirements. In the event that we cease to be a “controlled company” and our shares continue to be listed on Nasdaq, we will be required to comply with these provisions within the applicable transition periods.

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Environmental, Social and Governance Matters

We are committed to responsible environmental, social and governance (“ESG”) practices. We believe our efforts to build sustainable business practices naturally align with our values, business strategy and risk management efforts and that these efforts serve our stakeholders, including our team members, users, suppliers, business partners, investors and our communities throughout the world.

Community Impact

Bumble is a community-driven company, working to make the internet a safer and more empowering place for women and members of underrepresented communities. We partner with nonprofits to amplify their work, pursue environmental sustainability practices that reflect our values and proactively engage in advocacy efforts to make the internet safer.

Public policy and advocacy: Our public policy work, advocacy and government engagements are guided by our Company values—most critically, kindness. At Bumble, we are committed to advocating for greater internet accountability, combating toxicity and loneliness and passing laws that help make our society safer—both online and in real life.

Since 2019, we have worked in the United States, first in Texas and more recently in Virginia and California, to develop and advocate for state-level legislation that would establish a deterrent to, and penalties for, sending unsolicited lewd photos. In 2021, we launched a campaign in the United Kingdom calling on the government to criminalize cyberflashing, which was realized in the Online Safety Act that passed in October 2023. In 2022, we furthered our efforts to criminalize cyberflashing in the European Union. Our work focused on capturing a ban on cyberflashing and the non-consensual sharing of deepfake pornographic content or nudes in the first EU-wide Directive to Combat Violence Against Women and Domestic Violence, which was agreed upon by EU institutions in early 2024.

We have worked more broadly to highlight the abuse and harassment women face online, particularly through intimate image abuse and tech-facilitated violence. Bumble is a member of the Advisory Group to the Global Partnership for Action on Gender-Based Online Harassment and Abuse, which is a multi-stakeholder partnership that aims to better prioritize, understand, prevent and address the growing scourge of technology-facilitated gender-based violence. Our policy advocacy has contributed to global discussions around the future of the internet and regulatory considerations around online harms.

We also focus on developing and innovating responsible AI that will help our community create healthy and equitable relationships. In 2023, Bumble partnered with Partnership on AI, a nonprofit coalition committed to responsible use of AI technologies, to help create a first-of-its-kind framework for the ethical and responsible development, creation and sharing of synthetic media – also known as AI-generated media. This framework is a set of guiding recommendations for those creating, sharing, and distributing AI-generated media. We’ve also developed company-wide Principles of Responsible AI to ensure that our AI strategy is guided by our values and central mission to create healthy and equitable relationships. We have an AI committee consisting of cross-functional, high-level leaders who work on our commitment to advance the responsible use of AI whilst keeping pace with evolving tech.

Environmental sustainability: In 2021, we announced a pledge to establish a net zero carbon footprint by 2025, focused on our scope 1 and scope 2 emissions, as well as scope 3 emissions related to our cloud computing facilities and data centers. In 2022, we began working with a carbon accounting vendor to support our carbon accounting activities and to help us track and manage our emissions.

In recent years, we have prioritized working with providers who rely on renewable energy sources like wind and solar to power their data centers. Many of our hosting and cloud services providers already employ a renewable energy footprint and have reported achievement of carbon neutrality. Carbon neutrality is a key selection criterion

20	2024 Proxy Statement

ENVIRONMENTAL, SOCIAL AND GOVERNANCE MATTERS

as we evaluate any additional hosting and cloud solutions for our data centers. We are continually looking for ways to improve our practices and make them more sustainable.

Impact Giving: In 2023, we continued to invest philanthropic dollars in organizations that align with our mission of empowering women and underrepresented communities with the goal of creating a world where all relationships are healthy and equitable. We also stepped up in response to events around the globe, including providing philanthropic support to affiliates of the International Federation of Red Cross and Red Crescent Societies, which provide humanitarian aid to those impacted by the conflict in the Middle East, and continuing to support reproductive rights in the United States.

As a mission-driven company that cares deeply about the world we live in, we continue to invest in, and provide resources to, organizations that help make a positive impact. We deepened our partnership with the National Domestic Violence Hotline (“The Hotline”), completing the first phase of a groundbreaking volunteer pilot program for Bumble employees to respond to non-crisis inbounds to The Hotline’s online chat system. During Domestic Violence Awareness Month, we sponsored and members of our team attended the National Conference on Domestic Violence, supporting the work of survivor advocates across the country. For International Women’s Day, we partnered with Vital Voices Global Partnership to highlight the work of eight emerging women leaders in the social impact space, providing funding for their missions and sponsoring a training program to scale the impact of their work.

We relaunched our innovative in-app Moves Making Impact program to support causes deeply aligned with our mission. The causes this program supports include: Healthy and Safer Relationships, supporting The Hotline’s work helping people experiencing abuse and shifting power back to survivors; Equity for Women, through Vital Voices’ entrepreneurship program, which supports women-led organizations solving the world’s greatest challenges; and Save the Bees, a project of the National Geographic Society helping women and underrepresented scientists conserve and protect important pollinators. We also continue to support organizations that build equity in our communities. Our 2023 Pride campaign, focused on allyship, increased our support of LGBTQ+ organizations both in the United States and around the globe. We continue to instill our mission into opportunities for our employees, users and the community at large, to make all relationships healthy and equitable.

User Safety

Bumble app was created to address a gap in dating spaces and prioritize women. We take a safety-by-design approach and view safety as a collective responsibility. To ensure a positive and empowering experience for our users, Bumble has pioneered industry-leading systems, processes and policies. We place a premium on prevention, offer trauma-informed support to users and continue to evolve our tools as we learn more about the needs of our community.

Below are a few examples of the steps we are taking to strengthen the safety of our community:

Safety & wellbeing center: We have in-app resource hubs on Bumble and Badoo that allow our users to stay informed about safety features, find tools and resources to educate them on how to date safely and confidently, as well as have a direct line to report any concerns to our safety team. We also connect users to resources from external experts, including suicide crisis lines, intimate partner violence and sexual assault hotlines, and LGBTQ+ support lines. In 2023, we continued to add localized resources for key markets, and new content hubs for digital consent and romance scams.

In 2021, we introduced our machine learning technology to proactively detect harmful, text-based content in over 100 languages across our apps. This technology enables us to proactively detect and remove a majority of users who violate our Community Guidelines before users report them. We also developed our proprietary tool, Private Detector, that automatically detects, blurs and warns our users when they may be in receipt of a lewd photo. We then empower users to decide if they would like to view the photo, or report the sender to us for sexual harassment. We work to make this reporting process simple, so that we can keep our entire community safer. During 2022, Bumble’s Data Science team wrote a white paper explaining the technology behind this tool, and, in order to foster a safer web experience for all, we made an open-sourced version of this technology available on Github.

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ENVIRONMENTAL, SOCIAL AND GOVERNANCE MATTERS

Industry-first safety initiative for assault survivors: We continue our work with CHAYN, a survivor-led nonprofit based in the United Kingdom, on an industry-first initiative that provides complimentary online trauma support to users who report sexual assault or relationship abuse. The program, Bloom, was piloted on Bumble in 2021 and expanded to Badoo in 2022 and Fruitz in 2023.

Dedicated, secure reporting pathways: In 2023, Bumble expanded our partnership with Kodex, a secure information-sharing portal Bumble uses to communicate with law enforcement agencies worldwide. Together, we introduced a dedicated referral pathway for those at non-government and charitable organizations who work directly with victim-survivors to report abusive or dangerous users to our Member Safety team. Through this process, they’ll receive a warning from Bumble and, when appropriate, can even be removed from the app and banned from creating new accounts, creating a safer environment for our users and community.

AI innovation: In 2023, we launched Deception Detector™ as part of our ongoing commitment to our community to ensure that connections made on our apps are genuine and reflect our mission to encourage healthy and equitable relationships. Deception Detector™ harnesses AI to help identify spam, scam or fake profiles before our community sees them. The model introduces a fast and reliable machine learning-based approach to assess the authenticity of profiles on our platform. We use these innovative technologies in combination with dedicated human support to prioritize maintaining a safe and empowering community.

Setting a high standard for safety policies: Our safety policies communicate the conduct that we expect from our community and set a high standard of how dating apps should think about and enforce rules around harmful content and behaviors. Two examples of this approach are our sexual harassment and identity-based hate policies. Our sexual harassment policy clarifies what we consider to be unwelcome or unwanted sexual behaviors between users and reinforces the importance of consent in all interactions. Our identity-based hate policy explicitly bans content or conduct that promotes hatred and contempt against groups with protected attributes such as race/ethnicity, nationality, sex, gender, gender identity/expression, sexual orientation, disability and religion.

In August 2023, we released our updated Community Guidelines aimed at promoting a safer, kinder experience for all of our users. The guidelines underscore the importance of authenticity, safety and kindness by, among other things:

●	prohibiting any attempts to artificially influence connections, matching, conversations, or engagement through the use of automation or scripting;

●	prohibiting doxxing and the malicious sharing of personal identifying information;

●	disallowing the act of not showing up to an in-person meet up despite clear plans agreed by both parties;

●	defining sexual assault as any unwanted physical contact or attempted physical contact that is sexual in nature; and

●	introducing a blanket ban on the promotion of adult content in profiles, including attempts to sell, advertise, or buy adult sexual content.

Our People

We take thoughtful steps to ensure our Company values are reflected in our employees’ experiences at Bumble. Through strategic initiatives, inclusive policies and employee engagement, we are committed to continuous improvement and transparency in our people practices, ensuring that Bumble remains a place where our employees can thrive.

Embedding our values: We embed our values of growth, kindness, equity, accountability and honesty into our people-facing processes and programming throughout the employee life cycle. This work begins during the interviewing and selection process, where we seek to assess candidates from a variety of perspectives. Our new hire orientation sessions and learning paths help new joiners understand our values and how they can incorporate them into their daily work. New feedback mechanisms allow employees to identify and recognize colleagues who do an outstanding job demonstrating one of our values. We also weave in reflection points during our performance review processes for our employees to think about their accomplishments and how they embody their values in their approach to annual objectives.

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ENVIRONMENTAL, SOCIAL AND GOVERNANCE MATTERS

This values-based work extends to our management processes. Our employee engagement surveys incorporate questions which help us understand where we have strengths in demonstrating our values and where we can address gaps. Recognizing the pivotal role of effective leadership in shaping an environment that encourages collaboration, respect and innovation, we launched our Management Development Program. This initiative was designed to equip our leaders with the skills and insights necessary to champion our core values, drive meaningful change and support the professional growth of our teams.

Caring for our team: At Bumble, we offer a total rewards package to support our employees’ health and wellbeing, providing benefits to meet their needs and to help reduce their stress and better manage their workloads, consistent with our commitment to foster healthy and safer relationships. Our team focuses on supporting physical, emotional, financial and social health, and we prioritize programs that align with our mission, supporting employees through life challenges while also building internal community. All Bumble employees can access private healthcare coverage for themselves and their families, generous parenthood support (applying to all genders) and unlimited paid time off. We support employee reproductive health and path to parenthood journeys and offer support for new parents on our team. For our employees who need additional support in times of critical need, we provide safe leave for survivors of domestic violence and other crimes.

Understanding the potential impact of deploying a safety-centered approach, we offer additional mental health and wellbeing support to our Member Safety team, including a bespoke vicarious trauma prevention and education program, an internal wellness support liaison, tooling modifications to reduce exposure to harmful content, corporate membership to Trust & Safety Associations for personal and professional development, and wellness stipend. We have also provided a series of life-work balance sessions to support our safety moderators’ ability to make long-lasting changes to their sense of balance and well-being in and out of work.

To help employees grow and build their careers, we fund training, education and leadership development opportunities designed to provide them with the knowledge, skills and behaviors necessary to succeed. Employees can also work towards creating their own healthy and equitable relationships, while further exploring and learning about our products with complimentary premium access to the Bumble, Bumble for Friends, Badoo and Fruitz apps.

With a global workforce, we continue to build ways to foster community and connection. We’ve continued a robust schedule of company-wide “all hands” meetings to engage and inform our global workforce, and we utilize our employee-facing intranet to centralize Company policies, procedures and useful information. In the first quarter of 2023, we established a cross-functional, global team of employees volunteering their time to promote and drive well-being initiatives at Bumble. Operating in four cohorts—APAC, Europe, UK and North America—our Well-being Champions help our employees stay connected, cared for and heard, through activities, webinars and competitions focused on well-being.

Diversity and inclusion: At Bumble, our mission is to create an environment where employees feel empowered to bring their authentic selves to work. Our culture is built on a foundation of kindness and respect, and we are dedicated to championing a culture of diversity, equity, inclusion and belonging.

Our Board of Directors and executive leadership team reflect this, as 82% of our Board and more than 50% of our management team are women. Internally, we work to deepen our employees’ approach to inclusion, providing company-wide training on topics such as implicit bias, as well as learning and engagement opportunities with equity-focused partners. This engagement extends to our central Employee Resource Group (“ERG”), the Diversibees, an intersectional, employee-led organization that welcomes employees to build community and learn collectively. Single-identity ERGs reside under the Diversibees umbrella and allow employees to connect over shared experiences and access supportive services. Our Diversity, Equity, Inclusion & Belonging team functions as a common thread across our business, consulting on equity-related topics, providing feedback for inclusive product development and facilitating global employee-facing programs.

Privacy and Cyber Security

Data privacy: As a global business with members in countries all over the world, we are committed to protecting our users’ privacy and have adopted a global approach to privacy compliance. We apply the high standards of the Global Data Protection Regulation globally to the processing of all personal data in our possession, in addition to

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ENVIRONMENTAL, SOCIAL AND GOVERNANCE MATTERS

any applicable region-specific laws. Supported by our dedicated privacy team and independent Data Protection Officer, we enable our users to manage their data and strive to ensure transparency regarding the use of their data, for example, through a transparent privacy policy available at https://bumble.com/privacy, as well as requesting access to their data through our member support team.

Cybersecurity: We understand that the confidentiality of our users’ information is a primary concern and take the security of information entrusted to us by them very seriously. To provide assurance of security, safety and privacy, we maintain a robust set of policies and procedures with both detective and preventive controls, along with a comprehensive employee security education program. Our policies and procedures are informed by multiple industry-recognized standards and frameworks, including the International Organization for Standardization standards for information security management systems, the U.S. National Institute of Standards and Technology Cybersecurity Framework, and the Payment Card Industry Data Security Standard. We also continually monitor risk to the security of the information with which we are entrusted and track and identify potential new threats, as well as third-party risk.

Our vulnerability management program addresses all aspects of our software development and infrastructure hosting, covering, at a minimum, our in-house developed code, third-party software components, our mobile applications, backend platform, employee technology usage and business support infrastructure. We incorporate regular penetration testing from specialist third parties, frequent vulnerability scanning and a public bug-bounty scheme. For more information regarding our cybersecurity strategy, risk management and governance, please refer to “Item 1C—Cybersecurity” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023.

Board and Management Oversight

Our commitment to ESG starts at the top, beginning with our Board of Directors and management. Our Nominating and Corporate Governance Committee is responsible for reviewing and advising on material environmental, social and governance topics and assisting the Board in overseeing our programs related to such matters. Our ESG steering committee of cross-functional senior leaders continues its focus on the development and execution of our ESG objectives and oversight of our ESG disclosures. In 2023, this team used the findings of Bumble’s materiality assessment to further develop ESG strategy. As part of our ESG journey, we are working to increase disclosures on the Bumble investor relations website, align to the SASB framework and build a path to a public impact report.

24	2024 Proxy Statement

Nomination Process and Director Qualifications

Director Nomination Process

The Nominating and Corporate Governance Committee is responsible for identifying, evaluating and recommending nominees for election to our Board.

Depth of experience, fitness and the ability to make meaningful contributions to our Board’s oversight of the business and affairs of Bumble, in addition to a willingness to exercise independent judgment, and an impeccable reputation for honest and ethical conduct that aligns with our core values, are important factors when identifying prospective director candidates. Additionally, in identifying potential director candidates, our Board evaluates a candidate’s time commitments to ensure the appropriate amount of time, energy and care is given to the needs of our business.

In identifying prospective director candidates, the Nominating and Corporate Governance Committee may seek referrals from other members of the Board, management and other sources, including third party recommendations. The Nominating and Corporate Governance Committee may also engage firms that specialize in identifying director candidates to our Board. Director nominations also may be made at the recommendation of stockholders pursuant to our Bylaws. The Nominating and Corporate Governance Committee utilizes the same criteria for evaluating candidates regardless of the source of the referral.

Our Bylaws establish advance notice procedures with respect to the nomination of candidates for election as directors, other than nominations made by or at the direction of the Board of Directors or a committee of the Board. In order for any matter to be “properly brought” before a meeting, a stockholder will have to comply with advance notice requirements and provide us with certain information. Additional information regarding the process for properly submitting stockholder nominations for candidates for membership to our Board of Directors is set forth below under “Stockholder Proposals for the 2025 Annual Meeting.”

In connection with its annual recommendation of a slate of nominees, the Nominating and Corporate Governance Committee also may assess the contributions of those directors recommended for re-election in the context of the Board evaluation process and other perceived needs of the Board.

Blackstone is also entitled to designate a non-voting observer to attend meetings of our Board of Directors pursuant to our stockholders agreement. Blackstone has appointed Martin Brand, a Senior Managing Director and co-head of U.S. Acquisitions for Blackstone’s Private Equity Group, to serve as the non-voting observer. In addition, pursuant to the terms of our stockholders agreement, Blackstone and Whitney Wolfe Herd, our Founder and Executive Chair, have the right to designate nominees to our Board of Directors subject to the maintenance of certain ownership requirements in the Company. For additional information on our stockholders agreement, see “Transactions with Related Persons.”

Director Qualifications and Composition Developments

Our Board seeks to ensure that it is composed of members whose particular experience, qualifications, attributes and skills, when taken together, will allow the Board to satisfy its oversight responsibilities effectively in light of Bumble’s business, structure and risk.

As specified in our Corporate Governance Guidelines, in identifying candidates for membership on the Board, the Nominating and Corporate Governance Committee takes into account (1) minimum individual qualifications, including strength of character, mature judgment, familiarity with Bumble’s business and industry, independence of thought and an ability to work collegially with the other members of the Board, and (2) all other factors it considers appropriate, which may include age, diversity of background, existing commitments to other businesses, potential

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NOMINATION PROCESS AND DIRECTOR QUALIFICATIONS

conflicts of interest with other pursuits, legal considerations such as antitrust issues, corporate governance background, various and relevant career experience, relevant technical skills, relevant business or government acumen, financial and accounting background, technology background, compliance background, executive compensation background and the size, composition and combined expertise of the Board. While neither the Nominating and Corporate Governance Committee nor the Board has adopted a formal policy regarding diversity, they evaluate each candidate in the context of the Board’s membership as a whole and seek to achieve a mix of members that represents a diversity of background and experience in order to promote the representation of diverse views on the Board.

Ms. Sissie L. Hsiao joined the Board effective October 2, 2023. Ms. Hsiao was initially referred by a non-management director and her appointment was the result of the Board’s ongoing refreshment work. When considering Ms. Hsiao’s appointment, the Board considered, among other factors, her extensive strategic and operational experience, particularly with technology companies, over the course of her nearly quarter-century career.

Board Dashboard

Our directors possess broad expertise, skills, experience and perspectives that facilitate the strong oversight and strategic direction required to govern Bumble’s business and strengthen and support senior management. As illustrated below, each of our directors brings a diversity of skills and experiences to his or her service on the Board that aligns with the Company’s business and long-term strategy and reflects the Board’s commitment to diverse perspectives. For a brief biographical description of each of our directors, including a description of the experience, qualifications, skills and attributes of each of our directors that led to the conclusion that each director should serve as a member of our Board of Directors at this time, see “Proposal No. 1—Election of Directors.”

Our Board Skills and Experience

The following chart of board skills and experience provides an overview of the diversity of experience on our current Board.

	Senior Leadership	Industry Knowledge	Technology	Financial Expertise	Public/Private Board Experience	International/ Global Business

Whitney Wolfe Herd	●	●			●	●

Ann Mather	●	●		●	●	●

Lidiane S. Jones	●	●	●	●	●	●

R. Lynn Atchison	●	●		●	●	●

Matthew S. Bromberg	●	●	●	●	●	●

Amy M. Griffin	●	●			●

Sissie L. Hsiao	●		●			●

Jonathan C. Korngold	●	●	●	●		●

Jennifer B. Morgan	●		●		●	●

Elisa A. Steele	●	●	●	●	●	●

Pamela A. Thomas-Graham	●			●	●

	11 of 11	8 of 11	6 of 11	7 of 11	9 of 11	9 of 11

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NOMINATION PROCESS AND DIRECTOR QUALIFICATIONS

Our Board Diversity

The following table provides information related to the composition of our Board members as of the date of this Proxy Statement. Each of the categories listed in the below table has the meaning as it is used in Nasdaq Rule 5605(f).

Total Number of Directors			11

	FEMALE	MALE	NON- BINARY	DID NOT DISCLOSE GENDER

Directors	9	2	—	—

Number of Directors Who Identify in any of the Categories Below

African American or Black	1	—	—	—

Asian	1	—	—	—

Hispanic or Latinx	1	—	—	—

White	6	2	—	—

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Proposal No. 1—Election of Directors

Our Board of Directors currently consists of eleven directors and is divided into three classes with staggered three-year terms. Whitney Wolfe Herd, Lidiane S. Jones and Elisa A. Steele constitute a class with a term that expires at this Annual Meeting (the “Class III Directors”); Ann Mather, Jonathan C. Korngold, Jennifer B. Morgan and Pamela A. Thomas-Graham constitute a class with a term that expires at the annual meeting of stockholders in 2025 (the “Class I Directors”); and R. Lynn Atchison, Matthew S. Bromberg, Amy M. Griffin and Sissie L. Hsiao constitute a class with a term that expires at the annual meeting of stockholders in 2026 (the “Class II Directors”).

Our Bylaws provide that the number of directors shall be determined by the Board, which has currently set the number at 11. Proxies cannot be voted for a greater number of persons than the nominees named.

Upon the recommendation of the Nominating and Corporate Governance Committee, the full Board has considered and nominated each of the three Class III nominees named below, each of whom is currently serving as a Class III Director, to be elected for a three-year term expiring at the annual meeting of stockholders in 2027 and until such director’s successor is elected and qualified or until such director’s earlier death, resignation, retirement, disqualification or removal from office. Each director will be elected by a plurality of the votes cast in respect of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors, which means that the three individuals nominated for election to our Board of Directors at the Annual Meeting receiving the highest number of “FOR” votes will be elected.

Unless otherwise instructed, the persons named in the form of proxy card (the “proxyholders”) attached to this Proxy Statement intend to vote the proxies held by them for the election of Whitney Wolfe Herd, Lidiane S. Jones and Elisa A. Steele. All of the nominees have indicated that they are willing and able to serve as directors. If any nominee becomes unwilling or unable to serve as a director, the Board may propose another person in place of that nominee, and the individuals designated as your proxies will vote to appoint that proposed person. Alternatively, the Board may decide to reduce the number of directors constituting the full Board. Ms. Wolfe Herd and Blackstone have informed the Company that they intend to vote in favor of the nominees named in this Proxy Statement. Because of their collective voting power, these nominees are assured election.

Nominees for Election to the Board of Directors in 2024

The following information describes the offices held, other business directorships and the class and term of each director nominee. Beneficial ownership of equity securities of the director nominees is shown under “Ownership of Securities” below.

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PROPOSAL NO. 1—ELECTION OF DIRECTORS

Class III—Directors Whose Term Expires in 2024

Age: 34 Director Since: January 2020 Committee Membership: ● None

Whitney Wolfe Herd

PRINCIPAL OCCUPATION AND OTHER INFORMATION

Whitney Wolfe Herd is the founder of Bumble app and has served as our Executive Chair since January 2024 and as a member of our Board of Directors since January 2020. Before assuming the Executive Chair role, Ms. Wolfe Herd served as the Chief Executive Officer of the Company from January 2020. Prior to founding Bumble app in 2014, Ms. Wolfe Herd was a co-founder of Tinder, a dating application, where she served as Vice President of Marketing from May 2012 to April 2014. Currently, Ms. Wolfe Herd serves on the board of directors of Imagine Entertainment as well as the executive board at Southern Methodist University’s Dedman College of Humanities and Sciences, where she graduated with a B.A. in International Studies.

QUALIFICATIONS

Ms. Wolfe Herd’s perspective and experience as our Founder and former Chief Executive Officer make her a valuable member of our Board of Directors.

Age: 44 Director Since: January 2024 Committee Membership: ● None

Lidiane S. Jones

PRINCIPAL OCCUPATION AND OTHER INFORMATION

Lidiane S. Jones is our Chief Executive Officer and has served as a member of our Board of Directors since January 2024. Prior to joining the Company, Ms. Jones served as the Chief Executive Officer of Slack Technologies, which is wholly owned by Salesforce, Inc., from December 2022 to December 2023. Prior to that, Ms. Jones served in various roles at Salesforce from July 2019, including Executive Vice President & General Manager for Digital Experiences and Executive Vice President of Commerce Cloud. Prior to joining Salesforce, Ms. Jones was Vice President, Software Product Management at Sonos, Inc. from September 2015 to July 2019. Prior to her time with Sonos, Ms. Jones spent nearly 13 years at Microsoft Corporation, where she held product manager roles of increasing responsibility, including for Microsoft Office Shared Experiences, Enterprise Management and Azure Machine Learning. Ms. Jones currently serves as a board trustee at the Shady Hill School, a non-profit independent, co-educational day school in Cambridge, Massachusetts. Previously, Ms. Jones served as a board observer for Astound Commerce, an e-commerce agency, and a director of Compass Working Capital, a nonprofit financial services firm. Ms. Jones holds a B.S. in Computer Science from the University of Michigan.

QUALIFICATIONS

Ms. Jones’s extensive leadership experience with technology companies, together with her perspective and experience as our Chief Executive Officer, makes her a valuable member of our Board of Directors.

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PROPOSAL NO. 1—ELECTION OF DIRECTORS

Age: 57 Director Since: July 2020 Committee Membership: ● Audit and Risk ● Compensation (Chair)

Elisa A. Steele

PRINCIPAL OCCUPATION AND OTHER INFORMATION

Elisa A. Steele has served as a member of our Board of Directors since July 2020. Ms. Steele has served as a director of Namely, Inc., a human resources software company, including serving as the chair of the Namely board of directors from July 2019 through the sale of the company in 2022. She previously served as the Chief Executive Officer of Namely from August 2018 to July 2019. Prior to joining Namely, Ms. Steele served in various positions at Jive Software, Inc., a collaboration software company (acquired by Aurea Software, Inc.), including as Chief Executive Officer and President, from February 2015 to July 2017. Prior to joining Jive Software, Ms. Steele served as Chief Marketing Officer and Corporate Vice President, Consumer Apps & Services at Microsoft Corporation, a worldwide provider of software, services and solutions, and Chief Marketing Officer of Skype, an internet communications company. Ms. Steele also has held executive leadership positions at Yahoo! Inc. and NetApp, Inc. Ms. Steele also serves on the boards of directors of Splunk Inc. (NASDAQ: SPLK), Amplitude, Inc. (NASDAQ: AMPL), Procore Technologies, Inc. (NYSE: PCOR) and JFrog Ltd (NASDAQ: FROG). Ms. Steele holds a B.S. in Business Administration from the University of New Hampshire and an M.B.A. from the Lam Family College of Business at San Francisco State University.

QUALIFICATIONS

Ms. Steele’s extensive strategic and leadership experience with technology companies, together with her extensive service on the boards of public companies, makes her a valuable member of our Board of Directors, as well as our Audit and Risk and Compensation Committees.

The Board of Directors Recommends that stockholders vote “FOR” the election of each of the director nominees named above.

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PROPOSAL NO. 1—ELECTION OF DIRECTORS

Continuing Directors

The following information describes the offices held, other business directorships and the class and term of each of the directors who are serving for terms that end after the Annual Meeting. Beneficial ownership of equity securities of the directors is shown under “Ownership of Securities” below.

Class I—Directors Whose Term Expires in 2025

Age: 64 Director Since: March 2020 Committee Membership: ● Nominating and Corporate Governance (Chair)

Ann Mather

PRINCIPAL OCCUPATION AND OTHER INFORMATION

Ann Mather has served as the Lead Director of our Board of Directors since January 2024 and served as the Chair of our Board of Directors from March 2020 to December 2023. Ms. Mather has more than 20 years of experience serving as a finance executive in a number of technology companies, particularly public companies, overseeing and assessing company performance. Ms. Mather also serves as a member of the boards of directors of Blend Labs, Inc. (NYSE: BLND), a bank software company; and Netflix, Inc. (NASDAQ: NFLX), a streaming media company. Ms. Mather also serves on the board of directors of Veem Inc., a payment service provider, Color Health, Inc., an essential healthcare service provider, and Aible, Inc., an enterprise AI solutions provider. Ms. Mather also serves as an independent trustee to the Dodge & Cox Funds board of trustees. From September 1999 to April 2004, Ms. Mather was Executive Vice President and Chief Financial Officer of Pixar, a computer animation film studio. Prior to her service at Pixar, Ann was Executive Vice President and Chief Financial Officer of Village Roadshow Pictures, the film production division of Village Roadshow Limited. Ann holds a Master of Arts degree from the University of Cambridge, is an honorary fellow of Sidney Sussex College, Cambridge, and is a chartered accountant.

QUALIFICATIONS

Ms. Mather’s extensive financial, operational and corporate governance expertise, particularly within technology companies, as well as her extensive service on the boards of public companies, makes her a valuable member of our Board of Directors and Nominating and Corporate Governance Committee.

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PROPOSAL NO. 1—ELECTION OF DIRECTORS

Age: 50 Director Since: January 2020 Committee Membership: ● Compensation

Jonathan C. Korngold

PRINCIPAL OCCUPATION AND OTHER INFORMATION

Jonathan C. Korngold has served as a member of our Board of Directors since January 2020. Mr. Korngold is a Senior Managing Director and Global Head of Blackstone’s Growth Equity Business, which is focused on providing capital to companies seeking to manage the execution risks associated with high-growth environments. Mr. Korngold is a member of both the BXG and Tactical Opportunities Investment Committees at Blackstone. Prior to joining Blackstone in 2019, Mr. Korngold served in various roles at General Atlantic since 2001, most recently as the head of General Atlantic’s Global Financial Services and Healthcare sectors, Chairman of the firm’s Portfolio Committee, and as a member of the firm’s Management and Investment Committees. Prior to joining General Atlantic in 2001, Mr. Korngold was a member of Goldman Sachs’ Principal Investment Area and Mergers & Acquisitions groups in London and New York, respectively. Mr. Korngold holds an M.B.A. from Harvard Business School and graduated with an A.B. in Economics from Harvard College.

QUALIFICATIONS

Mr. Korngold’s extensive strategic, financial and leadership experience, as well as his extensive experience with investments in technology companies, makes him a valuable member of our Board of Directors and Compensation Committee.

Age: 53 Director Since: February 2021 Committee Membership: ● Nominating and Corporate Governance

Jennifer B. Morgan

PRINCIPAL OCCUPATION AND OTHER INFORMATION

Jennifer B. Morgan has served as a member of our Board of Directors since February 2021. Ms. Morgan is the Global Head of Portfolio Operations at Blackstone. Prior to joining Blackstone in November 2020, Ms. Morgan served in various leadership roles at SAP SE from 2004 to April 2020, including most recently as Co-Chief Executive Officer from October 2019 to April 2020, and served on its executive board between 2017 and 2020. Previously, she was President of the SAP Cloud Business Group in 2019, President of SAP Americas and Asia Pacific Japan, Global Customer Operations, from 2017 to 2019, and President of SAP North America from 2014 to 2017. Prior to that she served in other leadership roles, including as head of SAP North America’s public sector organization and president of its Regulated Industries business unit. Prior to joining SAP SE, she served in various management roles at Siebel Systems and Accenture. Ms. Morgan serves as a member of the board of directors at UKG, Candle Media, the National Academy Foundation, and Cvent Inc. Ms. Morgan holds a B.A. in Finance from James Madison University.

QUALIFICATIONS

Ms. Morgan’s operational experience, particularly with large, complex global companies, as well as her leadership experience with technology companies, makes her a valuable member of our Board of Directors and Nominating and Corporate Governance Committee.

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PROPOSAL NO. 1—ELECTION OF DIRECTORS

Age: 60 Director Since: August 2020 Committee Membership: ● Audit and Risk ● Compensation

Pamela A. Thomas-Graham

PRINCIPAL OCCUPATION AND OTHER INFORMATION

Pamela A. Thomas-Graham has served as a member of our Board of Directors since August 2020. Since August 2016, Ms. Thomas-Graham has served as the Founder and Chief Executive Officer of Dandelion Chandelier LLC, a private digital media enterprise focused on the world of luxury. From 2010 to 2016, she served as a member of the Executive Board at Credit Suisse, a multinational investment bank and financial services company. While at the firm she held several titles, including Chair, New Markets for the Private Bank; and Global Chief Marketing and Talent Officer. From 2008 to 2010, she served as a Managing Director at Angelo, Gordon & Co., a privately held investment firm. From 2005 to 2007, Ms. Thomas-Graham was a Group President of Liz Claiborne Inc. (now Tapestry). She served as President and Chief Executive Officer of NBC Universal’s CNBC television, and President and Chief Executive Officer of CNBC.com, beginning in 1999. She began her career at global consultancy firm McKinsey & Co. in 1989, becoming the firm’s first black woman partner in 1995. Ms. Thomas-Graham serves as a board member of Peloton Interactive Inc. (NASDAQ: PTON); Rivian Automotive, Inc. (NASDAQ: RIVN); Bank of N.T. Butterfield & Son (NYSE: NTB); and Compass, Inc. (NYSE: COMP). Ms. Thomas-Graham holds a B.A. in Economics from Harvard University and a joint M.B.A.—J.D. from Harvard Business School and Harvard Law School.

QUALIFICATIONS

Ms. Thomas-Graham’s extensive strategic and operational experience, together with her extensive service on the boards of public companies, makes her a valuable member of our Board of Directors, as well as our Audit and Risk and Compensation Committees.

Class II—Directors Whose Term Expires in 2026

Age: 64 Director Since: October 2020 Committee Membership: ● Audit and Risk (Chair)

R. Lynn Atchison

PRINCIPAL OCCUPATION AND OTHER INFORMATION

R. Lynn Atchison has served as a member of our Board of Directors since October 2020. Ms. Atchison also serves as a director of Q2 Holdings, Inc. (NYSE: QTWO), a provider of virtual banking solutions. Ms. Atchison previously served as Chief Financial Officer of Spredfast, Inc., a social marketing software provider (acquired by Lithium Technologies, LLC.), from February 2017 to September 2018. Prior to joining Spredfast, Ms. Atchison served as the Chief Financial Officer of HomeAway, Inc., a provider of online vacation rental services (acquired by Expedia, Inc.), from August 2006 until March 2016. Prior to that, Ms. Atchison served as Chief Financial Officer of, or consultant to, various software and technology organizations, including Hoover’s Inc., an early online provider of company information. Ms. Atchison began her career with Ernst & Young in the assurance division. Ms. Atchison is a Certified Public Accountant and holds a B.B.A. in accounting from Stephen F. Austin State University.

QUALIFICATIONS

Ms. Atchison’s extensive accounting and financial expertise and extensive experience managing technology companies makes her a valuable member of our Board of Directors and Audit and Risk Committee.

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PROPOSAL NO. 1—ELECTION OF DIRECTORS

Age: 57 Director Since: July 2020 Committee Membership: ● None

Matthew S. Bromberg

PRINCIPAL OCCUPATION AND OTHER INFORMATION

Matthew S. Bromberg has served as a member of our Board of Directors since July 2020. Mr. Bromberg served as Chief Operating Officer of Zynga Inc., a mobile social game developer, from August 2016 to November 2021. Prior to joining Zynga, Mr. Bromberg served in various roles at Electronic Arts Inc., a video game company, including most recently as Senior Vice President of Strategy and Operations of the mobile division at Electronic Arts Inc. from January 2015 to July 2016. Prior to joining Electronic Arts, Mr. Bromberg was the Founder and Chief Executive Officer of I’mOK Inc., a location-based communication platform for families. Prior to this, Mr. Bromberg served as the President and Chief Executive Officer of Major League Gaming Corp., a professional eSports company, and as Chief Executive Officer of Davidson Media Holdings, LLC, an online gaming investment and consulting partnership, and held a number of senior roles at AOL Inc. (now a subsidiary of Yahoo!). Mr. Bromberg was a former member of the board of directors of Fitbit, Inc. (now a subsidiary of Google) from March 2018 to January 2021. Mr. Bromberg also serves as a Senior Advisor to Blackstone, the world’s largest alternative asset management business. Mr. Bromberg holds a B.A. in English from Cornell University and a J.D. from Harvard Law School.

QUALIFICATIONS

Mr. Bromberg’s extensive strategic and operational experience, particularly with technology companies, makes him a valuable member of our Board of Directors.

Age: 48 Director Since: February 2021 Committee Membership: ● Nominating and Corporate Governance

Amy M. Griffin

PRINCIPAL OCCUPATION AND OTHER INFORMATION

Amy M. Griffin has served as a member of our Board of Directors since February 2021. Ms. Griffin is the Founder and Managing Partner of G9 Ventures, an early-stage fund focused on supporting companies that empower consumers to live, look, and feel better. Prior to founding G9 Ventures, Ms. Griffin began her career in marketing at Ms. and Working Woman magazines before moving on to work at Sports Illustrated as a Sports Marketing and Olympic Manager. Beginning in 2011, Ms. Griffin started leveraging her operating and branding experience to both invest in and work alongside early-stage companies. In 2018, she formalized her portfolio into G9 Ventures. Ms. Griffin currently serves on the board of directors of Spanx and Gagosian Gallery, in addition to the board of trustees of The Metropolitan Museum of Art and the women’s board of the Boys Club of New York. Ms. Griffin serves on the advisory board of the One Love Foundation and has held board positions at a number of other organizations, including KIPP, The Virginia Athletics Foundation, The Spence School, and The Mead Foundation. She also serves as a trustee of the John & Amy Griffin Foundation. Ms. Griffin graduated from The University of Virginia with a B.A. in English.

QUALIFICATIONS

Ms. Griffin’s experience as a successful entrepreneur and investor, together with her marketing and operating experience, makes her a valuable member of our Board of Directors and Nominating and Governance Committee.

34	2024 Proxy Statement

PROPOSAL NO. 1—ELECTION OF DIRECTORS

Age: 45 Director Since: October 2023 Committee Membership: ● None

Sissie L. Hsiao

PRINCIPAL OCCUPATION AND OTHER INFORMATION

Sissie L. Hsiao has served as a member of our Board of Directors since October 2023. Ms. Hsiao is the Vice President and General Manager of Google Assistant and Bard, leading many of Google’s advancements applying AI, natural language, and speech technologies to consumer products. Prior to her current role at Google, Ms. Hsiao was responsible as Vice President and General Manager for Google’s Display, Video, and App Advertising businesses between 2012 and 2021. Prior to that, she led product development of Google Analytics and Google Slides from 2006 to 2012. Ms. Hsiao’s career started at Microsoft, where she was responsible for graphics technologies within the Microsoft Office suite from 2000 to 2006. Ms. Hsiao holds a B.S. in Electrical Engineering and Computer Science from UC Berkeley.

QUALIFICATIONS

Ms. Hsiao’s extensive strategic and operational experience, particularly with technology companies, makes her a valuable member of our Board of Directors.

There are no family relationships among any of our directors or executive officers.

35

Compensation of Directors

The following table provides summary information concerning the compensation of our non-employee directors for the year ended December 31, 2023. The compensation paid to Whitney Wolfe Herd, who is our Executive Chair, is presented in the section entitled “Executive Compensation” below.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	All Other Compensation ($)	Total ($)

Ann Mather	300,000	256,509	—	556,509

Christine Anderson(2)(4)	—	—	—	—

R. Lynn Atchison	86,374	256,509	—	342,883

Sachin J. Bavishi(3)(4)	—	—	—	—

Matthew S. Bromberg	75,000	256,509	—	331,509

Amy M. Griffin	75,000	256,509	—	331,509

Sissie L. Hsiao(5)	18,546	381,018	—	399,564

Jonathan C. Korngold(4)	—	—	—	—

Jennifer B. Morgan(4)	—	—	—	—

Elisa A. Steele	83,530	256,509	—	340,039

Pamela Thomas-Graham	75,000	256,509	—	331,509

(1)

The amounts reported above for Mses. Mather, Atchison, Griffin, Steele and Thomas-Graham and Mr. Bromberg represent the grant date fair value, computed in accordance with FASB ASC Topic 718, of restricted stock units granted on June 6, 2023, representing each director’s annual award. The amounts reported above for Ms. Hsiao represents the grant date fair value, computed in accordance with FASB ASC Topic 718 of restricted stock units granted to Ms. Hsiao on October 2, 2023, representing her pro-rated annual award (in an amount of $153,778) and her initial award (in an amount of $227,240), each as described below under “Non-Employee Director Compensation Policy.”

(2)	Ms. Anderson did not stand for re-election at the 2023 Annual Meeting of Stockholders; as a result, her term on the Board ended as of the commencement of the 2023 Annual Meeting of Stockholders.

(3)	Mr. Bavishi resigned from the Board effective January 2, 2024.

(4)	Directors appointed by Blackstone do not receive any compensation from the Company for serving on the Board.

(5)	Ms. Hsiao was appointed to the Board effective October 2, 2023.

Non-Employee Director Compensation Policy

In connection with our IPO, our Board of Directors adopted a compensation framework for the non-employee directors of the Company (other than directors employed by Blackstone Inc. and its affiliates) as follows:

●

directors, other than the director serving as the chairperson of the Board, were entitled to an annual cash retainer in the amount of $75,000, payable quarterly in arrears, pro-rated, in each case, for the director’s period of service on our Board;

●

the director serving as the chairperson of the Board was entitled to an annual cash retainer in the amount of $300,000, payable quarterly in arrears, pro-rated for her period of service on our Board; and

●	directors are reimbursed for their reasonable out-of-pocket expenses related to their service as directors.

36	2024 Proxy Statement

COMPENSATION OF DIRECTORS

Effective June 6, 2023, our Board of Directors adopted a revised director compensation policy for the non-employee directors of the Company (other than directors employed by Blackstone Inc. and its affiliates) as follows:

Cash Compensation:

●

Annual Retainer. An annual cash retainer of (i) $300,000 for the director serving as the chairperson of the Board, and (ii) $75,000 for each other director serving on the Board, in each case, payable quarterly in arrears, and pro-rated for the period of service on the Board;

●

Chairpersons Retainer. An additional annual cash retainer for serving as a chairperson of specified committees of the Board payable quarterly in arrears, and pro-rated for the period of service as chairperson of the applicable committee, as follows:

●	The chairperson of the Audit and Risk Committee of the Board receives an additional $20,000 annually;

●	The chairperson of the Compensation Committee of the Board receives an additional $15,000 annually; and

●

The chairperson of the Nominating and Corporate Governance Committee of the Board of Directors receives an additional $8,750 annually (provided that such additional amount was not payable to Ms. Mather who was then serving as Chair of the Board).

Equity-Based Compensation:

●

Annual Awards. On the date of each annual meeting of Company shareholders, each eligible director receives an award of Restricted Stock Units (“RSUs”) in respect of a number of shares of Common Stock having a grant date value equal to $250,000 with the number of awarded RSUs determined by dividing the grant value by the average of the closing sales price of the Common Stock for the twenty days over which the Common Stock traded ending on the trading date preceding the annual meeting. To the extent an eligible director joins the Board following the date of an annual meeting of shareholders, the director will receive an RSU award pro-rated for the time of service. These annual award RSUs vest in full on the earlier to occur of the one-year anniversary of the annual meeting at which they were granted and the date of the annual meeting of shareholders next following the grant of RSUs.

Furthermore, all directors are reimbursed for their reasonable out-of-pocket expenses related to their service as directors.

Effective October 2, 2023, the director compensation policy was further revised to add the following component to equity-based compensation:

Equity-Based Compensation:

●

Initial Awards. In addition to the Annual Awards described above, to the extent that an eligible director is elected or appointed to the Board, the director shall receive an award of RSUs in respect of a number of shares of Common Stock having a grant date value equal to $250,000 with the number of awarded RSUs determined by dividing the grant value by the average of the closing sales price of the Common Stock for the twenty days over which the Common Stock traded ending on the trading date preceding the date of the election or appointment of the eligible director. This initial award vests annually in substantially equal installments over a period of three years.

Effective January 1, 2024, the director compensation policy was further revised to provide for an increase in cash compensation as follows:

Cash Compensation:

●

Chairpersons Retainer: The amount of the cash retainer for the chairperson of each of the Audit and Risk Committee, Nominating and Corporate Governance Committee and the Compensation Committee was increased to $50,000 annually, payable quarterly in arrears and pro-rated for the period of service.

37

COMPENSATION OF DIRECTORS

●

Committee Membership Retainer: An additional annual cash retainer for serving in a non-chairperson capacity on specified committees of the Board payable quarterly in arrears, and pro-rated for the period of service as chairperson of the applicable committee, as follows:

●	Members of the Audit and Risk Committee of the Board receive an additional $20,000 annually;

●	Members of the Compensation Committee of the Board receive an additional $15,000 annually;

●	Members of the Nominating and Corporate Governance Committee of the Board receive an additional $10,000 annually; and

●

Members assigned to any “special committee” formed by the Board receive an additional $25,000 annually (subject to (a) a twelve-month maximum per such “special committee” assignment and (b) proration based on the duration of the “special committee” assignment), unless otherwise determined by the Board.

In addition, all references in the director compensation policy to the chairperson of the Board were revised to refer to the Lead Director of the Board. Furthermore, the policy was revised to provide that expenses related to attendance at certain director continuing education programs are reimbursable, subject to pre-approval.

38	2024 Proxy Statement

Proposal No. 2—Ratification of Independent Registered Public Accounting Firm

The Audit and Risk Committee has selected Ernst & Young LLP (“Ernst & Young”) to serve as our independent registered public accounting firm for 2024. Although ratification is not required by our Bylaws or otherwise, the Board is submitting the selection of Ernst & Young to our stockholders for ratification because we value our stockholders’ views on the Company’s independent registered public accounting firm. If our stockholders fail to ratify the selection, it will be considered as notice to the Board and the Audit and Risk Committee to consider the selection of a different firm. Even if the selection is ratified, the Audit and Risk Committee, in its discretion, may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our stockholders.

A representative of Ernst & Young is expected to be present at the Annual Meeting. The representative will also have the opportunity to make a statement if he or she desires to do so, and the representative is expected to be available to respond to appropriate questions.

The shares represented by your proxy will be voted “FOR” the ratification of the selection of Ernst & Young unless you specify otherwise.

Audit and Non-Audit Fees

The following table presents fees for professional services rendered by our independent registered public accounting firm, Ernst & Young, and its affiliates for the audits of our consolidated financial statements for the periods shown.

(in thousands)	Year Ended December 31, 2023	Year Ended December 31, 2022

Audit Fees(1)	$3,971	$5,058

Audit-Related Fees	—	—

Tax Fees(2)	472	529

All Other Fees(3)	—	—

Total Fees	$4,443	$5,587

(1)

Includes the aggregate fees billed in each of the last two fiscal years for professional services rendered for the audit of the Company’s annual financial statements and the reviews of financial statements. The fees are for services that are normally provided in connection with statutory or regulatory filings such as the Company’s SEC filings (including costs relating to the Company’s secondary stock offering in March 2023). Also includes reimbursement for out-of-pocket expenses and other miscellaneous items.

(2)	Includes the aggregate fees billed in each of the last two fiscal years for professional services rendered for tax compliance, tax advice and tax planning.

(3)	All other fees consist of any products or services not included in the categories above.

The Audit and Risk Committee considered whether providing the non-audit services shown in this table was compatible with maintaining Ernst & Young’s independence and concluded that it was.

Pre-Approval Policy for Services of Independent Registered Public Accounting Firm

Consistent with SEC policies regarding auditor independence and the Audit and Risk Committee’s charter, the Audit and Risk Committee has responsibility for engaging, setting compensation for and reviewing the performance of the independent registered public accounting firm. In exercising this responsibility, the Audit and Risk Committee has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be

39

PROPOSAL NO. 2—RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

performed by our independent registered public accounting firm and, subject to the next sentence, pre-approves all audit and permitted non-audit services provided by any independent registered public accounting firm prior to each engagement. As part of such procedures, the Audit and Risk Committee has delegated to its chair the authority to review and pre-approve any such services in between the Audit and Risk Committee’s regular meetings. Any such pre-approval will be subsequently considered and ratified by the Audit and Risk Committee at the next regularly scheduled meeting.

Ms. Wolfe Herd and Blackstone have informed the Company that they intend to vote in favor of Proposal No. 2. Because of their collective voting power, Proposal No. 2 is assured passage.

The Board of Directors Recommends that you vote “FOR” the ratification of Ernst & Young LLP as our independent registered public accounting firm for 2024.

40	2024 Proxy Statement

Report of the Audit Committee

The following Report of the Audit and Risk Committee (the “Audit Committee”) does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate such information by reference.

The Audit Committee operates pursuant to a written charter approved by the Board of Directors that complies with the Sarbanes-Oxley Act of 2002 and the rules and regulations of the SEC and the Nasdaq listing requirements. The principal purpose of the Audit Committee is to assist the Board of Directors in its oversight of the quality and integrity of our financial statements, as well as oversight of our accounting and financial reporting processes and financial statement audits. The Audit Committee also assists the Board of Directors’ oversight of:

●	The effectiveness of our control environment, including internal controls over financial reporting;

●	Our compliance with legal and regulatory requirements applicable to financial statements and accounting and financial reporting processes;

●	The independent registered public accounting firm’s qualifications, performance and independence;

●	The effectiveness of our risk management processes, particularly with respect to financial risk exposure;

●	The performance of our internal audit function; and

●	Our technology security and data privacy programs.

Additionally, a brief description of the primary responsibilities of the Audit Committee is also included in this Proxy Statement under “The Board of Directors and Certain Governance Matters—Board Committees and Meetings—Audit and Risk Committee.” The full text of the Audit Committee charter is available on the “Governance—Corporate Governance” section of our investor relations website at https://ir.bumble.com.

Our management is responsible for the preparation, presentation and integrity of our financial statements, the application of accounting and financial reporting principles and maintaining an adequate system of disclosure controls and internal controls over financial reporting designed to assure compliance with accounting standards and applicable laws and regulations. Ernst & Young, our independent registered public accounting firm for the year ended December 31, 2023, was responsible for auditing our financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States of America. The Audit Committee monitors these processes, relying, without independent verification, on the information provided to it and the representations made by management.

In the performance of its oversight function, the Audit Committee has reviewed and discussed our audited financial statements with management and Ernst & Young. The Audit Committee has also discussed with Ernst & Young the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. In addition, the Audit Committee has received and reviewed the written disclosures and the letter from Ernst & Young required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with Ernst & Young its independence from us.

The Audit Committee also reviewed the fees paid to Ernst & Young during the year ended December 31, 2023 for audit and non-audit services, which fees are described under “Proposal No. 2—Ratification of Independent Registered Public Accounting Firm—Audit and Non-Audit Fees.” The Audit Committee has determined that the rendering of all non-audit services by Ernst & Young were compatible with maintaining its independence from us.

The Audit Committee discussed with Ernst & Young the overall scope and plans for its audit. The Audit Committee met with Ernst & Young, with and without management present, to discuss the results of its examinations, its evaluations of the Company’s internal controls and the overall quality of the Company’s financial reporting.

41

REPORT OF THE AUDIT COMMITTEE

Based upon the review and discussions described above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 filed with the SEC.

Respectfully submitted by the Audit Committee of the Board of Directors:

R. Lynn Atchison, Chair

Elisa A. Steele

Pamela A. Thomas-Graham

42	2024 Proxy Statement

Proposal No. 3—Advisory (Non-Binding) Vote To Approve Named Executive Officer Compensation

In accordance with the Dodd-Frank Act and SEC Rule 14a-21 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), we are asking stockholders to approve an advisory (non-binding) resolution on the compensation of our named executive officers as disclosed in this Proxy Statement. This proposal, commonly known as a “say-on-pay” proposal, is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and our executive compensation philosophy, policies and practices as described in this Proxy Statement. Although the voting results are not binding, the Board and the Compensation Committee will take into account the results of the vote when considering future executive compensation arrangements.

We encourage our stockholders to read the Compensation Discussion and Analysis in this Proxy Statement. The Compensation Discussion and Analysis describes in more detail our executive compensation program and related policies and practices and explains the decisions the Compensation Committee has made under this program and the factors considered in making those decisions. We also encourage our stockholders to review the Summary Compensation Table and other related compensation tables and accompanying narratives, which provide detailed information on the compensation of our named executive officers.

STOCKHOLDERS ARE BEING ASKED TO VOTE ON THE FOLLOWING RESOLUTION:

RESOLVED, that the stockholders of Bumble approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers, as disclosed in this Proxy Statement, including the Compensation Discussion and Analysis, the executive compensation tables and the related narratives.

The Board of Directors recommends that you vote FOR the approval of our named executive officer compensation, as disclosed in this Proxy Statement, on an advisory (non-binding) basis.

43

Information Concerning Our Executive Officers

Background information about our current executive officers is set forth below.

Whitney Wolfe Herd, age 34, is the founder of Bumble app and has served as our Executive Chair since January 2024 and as a member of our Board of Directors since January 2020. Before assuming the Executive Chair role, Ms. Wolfe Herd served as the Chief Executive Officer of the Company from January 2020. Prior to founding Bumble app in 2014, Ms. Wolfe Herd was a co-founder of Tinder, a dating application, where she served as Vice President of Marketing from May 2012 to April 2014. Currently, Ms. Wolfe Herd serves on the board of directors of Imagine Entertainment as well as the Executive Board at Southern Methodist University’s Dedman College of Humanities and Sciences, where she graduated with a B.A. in International Studies.

Lidiane S. Jones, age 44, is our Chief Executive Officer and has served as a member of our Board of Directors since January 2024. Prior to joining the Company, Ms. Jones served as the Chief Executive Officer of Slack Technologies, which is wholly owned by Salesforce, Inc., from December 2022 to December 2023. Prior to that, Ms. Jones served in various roles at Salesforce from July 2019, including Executive Vice President & General Manager for Digital Experiences and Executive Vice President of Commerce Cloud. Prior to joining Salesforce, Ms. Jones was Vice President, Software Product Management at Sonos, Inc. from September 2015 to July 2019. Prior to her time with Sonos, Ms. Jones spent nearly 13 years at Microsoft Corporation, where she held product manager roles of increasing responsibility, including Microsoft Office Shared Experiences, Enterprise Management and Azure Machine Learning. Ms. Jones currently serves as a board trustee at the Shady Hill School, a non-profit independent, co-educational day school in Cambridge, Massachusetts. Previously, Ms. Jones served as a board observer for Astound Commerce, an e-commerce agency, and a director of Compass Working Capital, a nonprofit financial services firm. Ms. Jones holds a B.S. in Computer Science from the University of Michigan.

Anuradha B. Subramanian, age 42, has served as our Chief Financial Officer since September 2020. Prior to joining the Company, Ms. Subramanian served as Chief Financial Officer, Digital at Univision Communications Inc. from February 2018 to September 2020. Prior to that, Ms. Subramanian served as Chief Financial Officer, Digital at VICE Media during 2017. Prior to that, Ms. Subramanian served in various roles at Scripps Networks Interactive from August 2010 to January 2017, including most recently as the Head of Finance, Digital. Prior to Scripps Networks, Ms. Subramanian worked in investment banking at Citi as part of the Media and Telecom group. Ms. Subramanian began her career at Ernst & Young in the assurance division. Currently, Ms. Subramanian serves on the board of directors of The New York Times Company. Ms. Subramanian holds an M.B.A from the Yale School of Management and a Bachelor of Commerce (Honors) from Delhi University and is a Chartered Accountant in India.

44	2024 Proxy Statement

Compensation Discussion and Analysis

Introduction

The following discussion describes the significant elements of the compensation program for our principal executive officer, principal financial officer and our two other most highly-compensated executive officers for fiscal year 2023 (referred to herein as our “named executive officers” or “NEOs”), who are as follows:

Named Executive Officer	Position

Whitney Wolfe Herd	Executive Chair (Former Chief Executive Officer)*

Anuradha B. Subramanian	Chief Financial Officer

Tariq M. Shaukat	Former President**

Laura Franco	Former Chief Legal & Compliance Officer***

*

Ms. Wolfe Herd served as our Chief Executive Officer through fiscal year end and transitioned to Executive Chair effective January 2, 2024. Ms. Lidiane S. Jones assumed the position of Chief Executive Officer effective January 2, 2024.

**	Mr. Shaukat resigned effective August 28, 2023.

***	Ms. Franco resigned effective February 16, 2024.

Executive Summary

This Compensation Discussion and Analysis provides an overview of Bumble Inc.’s executive compensation programs, policies, and practices for our fiscal year 2023. Our executive compensation program is designed to incentivize the achievement of strategic goals, align the interests of our executives with those of the Company and its stockholders, and reward executives with market-competitive compensation when performance goals are achieved.

Our executive compensation program is grounded in a pay-for-performance philosophy and includes a mix of base salary, annual cash incentive plan, and long-term equity incentives—stock options, RSUs and legacy Incentive Units. Our Compensation Committee regularly reviews and evaluates our compensation programs to ensure they remain competitive, are aligned with market and peer group practices, and support the achievement of our business objectives.

In fiscal year 2023, we delivered:

●	Adjusted EBITDA Margin of 26.2%, exceeding the target goal for this metric[1] and

●	Revenue of $1.052 billion and Total Paying Users[2] of 3.709 million, achieving between the threshold and target goal for these metrics.

[1]

Adjusted EBITDA Margin is derived from our financial statements in the same manner as our publicly reported Adjusted EBITDA Margin. Please refer to “—Short-Term Incentive Compensation” below for further information.

[2]

As used herein, Total Paying Users does not include paying users from Fruitz. This is because Fruitz paying users were not included in Bumble’s key operating metrics at the time Bumble established its financial goals under the 2023 STI program (Bumble did not begin including paying users from Fruitz in its key operating metrics until the fourth quarter of 2023). Please refer to “—Short-Term Incentive Compensation” below for further information.

45

COMPENSATION DISCUSSION AND ANALYSIS

Compensation Philosophy

Bumble’s executive compensation program is guided by the following core principles:

Bumble’s Compensation Philosophy and Guiding Principles

Compensation should be:	Principles

Aligned to stockholders

• Our executive compensation programs align executives’ interests with those of our stockholders and appropriately balance risk and rewards

• Our executive compensation programs facilitate long-term stockholder value creation through

–  Attracting and incentivizing talented executives to drive performance and growth

–  Aligning realized executive pay with the achievement of financial goals and stock price performance

• Sound fiscal management

Performance-focused

• A majority of executive compensation is variable based on Company financial and market performance

• Compensation is designed to motivate our executives to achieve the Company’s annual and long-term strategic goals

• Objectives and key results (“OKRs”) are clearly articulated to drive focus and results

Market-competitive

• Compensation opportunities are anchored to the competitive market of similarly-sized companies in the consumer technology and software industries

• Rewards are designed to be fair and equitable for each role

• Compensation is differentiated on the basis of individual performance, contribution and role

Simple and Transparent	• Compensation programs are clear and easy to understand • Programs provide direct line of sight between Company and individual performance results and monetary rewards

Aligned to Our Values	• Pay programs are designed to ensure equal pay for equal work and to foster diversity, equity and inclusion

Say on Pay

In 2023, we provided our stockholders their first opportunity to cast an advisory say-on-pay vote to approve the compensation of our named executive officers. At the 2023 Annual Meeting of Stockholders, approximately 94% of stockholders approved the advisory Say on Pay Vote. At the 2023 Annual Meeting of Stockholders, the stockholders also approved a resolution advising the Company to seek an advisory Say on Pay vote every year. Accordingly, as described in this Proxy Statement, we will be seeking feedback from our stockholders on executive compensation this year with an advisory Say on Pay vote. Although the vote is non-binding, we value feedback from our stockholders and both the Board and the Compensation Committee will consider the Say-on-Pay vote results when making future compensation decisions.

46	2024 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

Pay Policies and Practices

Our pay practices reflect Bumble’s compensation philosophy and guiding principles:

What We Do	What We Don’t Do

✓ Link executive pay to Company performance through our annual and long-term incentive plans	x No single-trigger change-in-control provisions (except for a legacy provision for Ms. Wolfe Herd)

✓ Balance short- and long-term incentives, cash and equity, and fixed and variable pay	x No guaranteed annual increases or incentive payouts

✓ Compare executive compensation and Company performance to relevant peer group companies	x No repricing of underwater stock options without stockholder approval

✓ Have thresholds and maximums in our short-term incentive plan	x No tax gross-ups

✓ Provide only limited perquisites	x No dividends paid on unvested awards

✓ All long-term awards are denominated and settled in equity	x No aspect of the pay policies or practices pose a material adverse risk to the Company

✓ Robust stockholder engagement	x No compensation or incentives that encourage unnecessary or excessive risk taking

✓ An annual assessment by the Compensation Committee of potential risks in our executive compensation programs	x Hedging or pledging of any of our securities by directors, executive officers or other employees is prohibited

✓ Maintain an incentive compensation recoupment (i.e., clawback) policy compliant with the Sarbanes-Oxley Act of 2002

✓ Retention of an independent compensation consultant, whose performance is assessed by the Compensation Committee annually

✓ Appoint a Compensation Committee comprised solely of independent directors

Compensation-Setting Process

The Compensation Committee is responsible for assisting the Board in fulfilling its governance and supervisory responsibilities, overseeing certain aspects of our human resources function, and reviewing compensation policies, processes and practices. The Compensation Committee is also responsible for ensuring that our compensation policies and practices appropriately balance risk and reward consistent with our risk profile.

The Board has adopted a written charter for the Compensation Committee setting out its responsibilities for supervising and administering our compensation programs and reviewing and making recommendations to the Board concerning the level and nature of the compensation payable to our executive officers. The Compensation Committee’s oversight includes reviewing objectives, evaluating performance and ensuring that total compensation paid to our executive officers is fair, reasonable and consistent with the objectives and philosophy of our compensation program.

In 2023, Ms. Wolfe Herd and Mr. Shaukat made recommendations to the Compensation Committee with respect to the compensation for each of the other named executive officers and Ms. Wolfe Herd made recommendations for Mr. Shaukat. The Compensation Committee then reviewed the compensation for Ms. Wolfe Herd and Mr. Shaukat and the other named executive officers and recommended certain compensation adjustments for Ms. Wolfe Herd to the Board. These adjustments were made to reflect executive performance and to better align with peer group market practices.

47

COMPENSATION DISCUSSION AND ANALYSIS

Compensation Consultant

For the first portion of 2023, the Company retained Mercer, a wholly-owned subsidiary of Marsh & McLennan Companies, Inc. (“MMC”), to provide advice and recommendations with respect to the Company’s executive compensation programs. After a robust selection process, the Committee retained Semler Brossy to replace Mercer and to provide executive compensation consulting services to the Committee beginning in June 2023.

Each of Mercer and Semler Brossy were retained to provide the following services:

●	Prepare information about market trends and issues, and provide legislative and regulatory updates;

●	Prepare market data for executive officer compensation and assess the competitiveness of our compensation;

●	Provide guidance in establishing a relevant peer group for assessing executive officer compensation;

●	Perform a pay-for-performance analysis, including realizable pay and retention analyses;

●	Review executive compensation adjustments and annual and long-term incentive plan design; and

●	Regularly attend and participate in Compensation Committee meetings.

Based on its review, the Compensation Committee does not believe that either Mercer or Semler Brossy had a conflict of interest with respect to the work performed for the Compensation Committee in 2023. The Compensation Committee has also evaluated the independence of both Mercer and Semler Brossy pursuant to the rules of the SEC and Nasdaq and no relationships were identified that would impact either consultant’s independence.

Besides Mercer’s work performed on behalf of the Compensation Committee, Mercer and its affiliates also provided other non-executive compensation services to us. These services are approved by management who oversee the specific areas of business for which the services are provided. The total amount paid for these other services provided in 2023 was approximately $427,532. These services included services relating to our equity and benefits plans as well as insurance brokerage services that are provided not by Mercer itself, but by other companies owned by MMC, the parent company of Mercer, which therefore are considered affiliates even though they operate independently of Mercer. The decision to engage Mercer and its affiliates for these other services was made, or recommended, by management, and the Compensation Committee did approve such other services of the compensation consultant or its affiliates. Mercer’s fees for executive compensation consulting in fiscal year 2023 were approximately $121,600. The Compensation Committee concluded that the services provided by the MMC affiliates (other than Mercer), did not raise any conflicts of interest. Semler Brossy does not provide any non-executive compensation services to the Company.

The Compensation Committee believes the advice it receives from its executive compensation consultants is objective and not influenced by any other relationships with us because of the procedures the consultant and the Compensation Committee have in place, including the following:

●	The consultants receive no incentive or other compensation based on the fees charged to us for other services provided by them or any of their affiliates;

●	The consultants are not responsible for selling other services or affiliate services to us;

●

The consultants’ professional standards prohibit an individual consultant from considering any other relationships held by the consultant or its affiliates may have with us in rendering his or her advice and recommendations; and

●	The Compensation Committee evaluates the quality and objectivity of the services provided by the consultants each year and determines whether to continue to retain the consultants.

48	2024 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

Peer Group

In setting executive compensation, the Compensation Committee considers the compensation programs of our competitors, primarily companies in the consumer technology and software industries, to help determine the competitiveness of pay levels and pay mix for executives. In 2023, Mercer reassessed the 2022 peer group and recommended the removal of Peloton Interactive, Inc., Roku, Inc. and Zynga Inc., and proposed the addition of two companies (Box, Inc. and Hashicorp, Inc., as noted in the table below) given that their size and business model more closely align with those of Bumble and given that Bumble competes for talent with a similar skill set as both Box, Inc. and Hashicorp, Inc., ultimately resulting in the Compensation Committee referencing a peer group of 18 companies. In addition to these 18 peers, the Compensation Committee looked at a group of nine reference peers in our industry, as set forth in the table below. This reference peer group helped inform the structuring of our incentive practices but did not inform decisions related to NEO pay levels.

The Compensation Committee considered market information provided by Mercer on base salaries, short-term incentive (“STI”) and long-term incentive (“LTI”) plan designs based on public disclosure of the 18 peer companies listed in the table below. The Compensation Committee also considered the peer group information in determining STI and LTI plan design and target opportunities for fiscal year 2023. Although the Compensation Committee does not target a fixed percentile relative to the peer group when setting executive compensation for all NEOs, it reviews such peer company information and market data to better assess the range of compensation needed to attract, retain and motivate executive talent in our highly competitive industry.

2023 Peer Group

Angi Inc.	GoodRX Holdings, Inc.

BlackLine, Inc.	HashiCorp, Inc.*

Box, Inc.*	Match Group, Inc.

Datadog, Inc.	Pinterest, Inc.

Dropbox, Inc.	Shutterstock, Inc.

Elastic N.V.	Smartsheet Inc.

Etsy, Inc.	Stitch Fix, Inc.

Five9, Inc.	Udemy, Inc.

fuboTV Inc.	Zscaler, Inc.

*	Indicates new peer for 2023.

2023 Reference Peers

Doordash, Inc.	Roku, Inc.

Expedia Group, Inc.	Snap Inc.

Lyft, Inc.	Spotify Technology, S.A.

Meta Platforms, Inc.	Uber Technologies, Inc.

Netflix, Inc.

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COMPENSATION DISCUSSION AND ANALYSIS

Compensation Components

The compensation of our named executive officers includes three main components: (i) base salary; (ii) STI (our annual cash incentive plan); and (iii) LTI consisting of stock options and RSUs. Incentive units, which are not included in the table below, were granted to our named executive officers pre-IPO and continue to remain outstanding and eligible to vest as described below under “—Long-term Equity Incentive Awards—Pre-IPO Award 2023 Award Modifications.”

2023 Compensation Elements

Compensation Element	Objective	Key Features

Base salary	Provide a competitive fixed level of cash compensation for performing day-to-day responsibilities	Competitive with the peer group with adjustments for individual performance

Annual incentive plan	Reward short-term financial and strategic performance	Based on a scorecard of financial and strategic measures, including Revenue, Adjusted EBITDA Margin, Total Paying Users and individual strategic performance objectives

Long-term incentive plan	Align management interests with those of stockholders, encourage retention and reward long-term Company performance

Stock options vest 25% after one year and the remaining 75% vests in equal installments quarterly thereafter and are fully vested after four years; options expire after 10 years

RSUs vest 25% after one year and the remaining 75% vests in equal installments quarterly thereafter and are fully vested after four years

Base Salaries

We provide each named executive officer with a base salary for the services that such named executive officer performs for us, reflective of the competitive marketplace. Base salary serves as the primary form of fixed compensation for our named executive officers. Base salary can also impact other compensation and benefit opportunities, including annual bonuses, as these opportunities are expressed as a percentage of base salary for certain of our named executive officers. This compensation component constitutes a stable element of compensation while other compensation elements are variable. Base salaries are reviewed annually and may be increased based on the individual performance of the named executive officer, Company performance, any change in the executive’s position within our business or the scope of his or her responsibilities or, if warranted or necessary, to maintain market competitiveness.

In January of 2023, the Compensation Committee reviewed the base salaries of our named executive officers and increased the base salary of Mses. Subramanian and Franco, effective March 1, 2023, in recognition of their respective performance and to maintain market competitiveness. Ms. Subramanian’s base salary increased to $480,000 and Ms. Franco’s base salary increased to $430,000.

Executive Salary Levels 2022 and 2023

Named Executive Officer	2022 Salary	2023 Salary	% Change

Whitney Wolfe Herd	$650,000	$650,000	0%

Anuradha B. Subramanian	$450,000	$480,000	6.7%

Tariq M. Shaukat	$560,000	$560,000	0%

Laura Franco	$400,000	$430,000	7.5%

50	2024 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

Short-Term Incentive Compensation

We believe it is important to provide rewards for specific results and behaviors that support our overall business strategy. Accordingly, for 2023, our named executive officers were eligible to earn cash annual incentive payments under our STI program, which was designed to align our strategic initiatives to our annual growth and earnings goals.

Under the 2023 STI program, 80% of each NEO’s payout was determined based on performance relative to Company financial goals and 20% of the payout was determined based on individual performance relative to OKRs. Each metric is measured independently on a linear performance scale, and NEOs are eligible to earn a payout of 50% to 150% of the target payout for the relevant metric with respect to the performance of such metric. If performance is below the threshold level for any metric, the payout for that portion is 0% of the target payout, but other portions would not be affected. Total bonus payouts may range from 0% to 150% of the target payout, based on the combined performance on all metrics.

The target bonus amounts that our named executive officers who were employed by the Company as of December 31, 2023 were able to earn under the STI program for fiscal year 2023, and the amounts actually earned, are set forth in the following table:

2023 Short-Term Incentive Plan

Executive	Target Bonus Amount		Corporate Performance Component Payout (80%)	Individual Performance Component Payout (20%)	Total Payout (% of target)	Total Payout($)

Whitney Wolfe Herd	$450,000	*	84.26%	135%	94.4%	$424,836

Anuradha B. Subramanian	$384,000 (80% of salary)		84.26%	135%	94.4%	$362,527

*	Whitney Wolfe Herd’s 2023 target award opportunity was a fixed dollar amount of $450,000 (approximately 69% of base salary).

As a result of their respective resignations and in accordance with Company policy, Mr. Shaukat and Ms. Franco were not eligible for bonuses relating to 2023.

Bonus payout amounts were based on the achievement of performance against a scorecard of financial and strategic objectives as shown in the following table:

Scorecard Objectives	2023 Weighting

Revenue	30%

Adjusted EBITDA Margin	30%

Total Paying Users	20%

Individual performance	20%

We selected these performance measures for the following reasons:

●	Revenue measures the acceleration of our growth and is the most important overall metric for our business health and performance.

●

Adjusted EBITDA Margin, as defined below, measures the Company’s ability to maintain business strength and profitability since it focuses on profitable growth, not just unconstrained growth, which is critically important for a technology company.

“Adjusted EBITDA Margin” is defined as net earnings (loss) excluding income tax (benefit) provision, interest (income) expense, depreciation and amortization, stock-based compensation expense, employer costs related to stock-based compensation, foreign exchange (gain) loss, changes in fair value of contingent earn-out liability,

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COMPENSATION DISCUSSION AND ANALYSIS

interest rate swaps and investments, transaction and other costs, litigation costs net of insurance reimbursements that arise outside of the ordinary course of business, tax receivable agreement liability remeasurement expense and impairment loss as a percentage of revenue. For a discussion of the Company’s use of Adjusted EBITDA and Adjusted EBITDA Margin and a reconciliation of Adjusted EBITDA and Adjusted EBITDA Margin to Net earnings (loss), please refer to Annex A of this Proxy Statement.

●

Total Paying Users, as defined below, is an indicator of the volume of customers paying for our subscription services and/or in-app purchases and an important measure of our market share and market penetration.

“Total Paying Users” is the sum of Bumble App Paying Users and Badoo App and Other Paying Users (as defined below).

“Bumble App Paying User” is a user that has purchased or renewed a Bumble app subscription plan and/or made an in-app purchase on Bumble app in a given month. We calculate Bumble App Paying Users as a monthly average, by counting the number of Bumble App Paying Users in each month and then dividing by the number of months in the relevant measurement period.

“Badoo App and Other Paying User” is a user that has purchased or renewed a subscription plan and/or made an in-app purchase on Badoo app in a given month (excluding Fruitz and Official) or made a purchase on one of our other apps that we owned and operated in a given month, or purchase on other third-party apps that used our technology in the relevant period). We calculate Badoo App and Other Paying Users as a monthly average, by counting the number of Badoo App and Other Paying Users in each month and then dividing by the number of months in the relevant measurement period.

●	Individual performance is described below.

For 2023, the Compensation Committee changed the Adjusted EBITDA Margin weighting from 20% to 30%, elevating the Adjusted EBITDA Margin metric to have the same weighting as Revenue. There was a corresponding reduction to Total Paying Users weighting from 30% to 20%.

The following table details the threshold, target and maximum goals, as well as the actual performance results, for each of the financial objectives under the 2023 STI plan.

2023 Short-Term Incentive Award Scorecard

Metric	Threshold (Payout is 50% of Target)	Target (Payout is 100% of Target)	Maximum (Payout is 150% of Target)	Actual Results	Actual (% of Target Payout)*

Financial Objectives (80% weighting)

Revenue (30%)	$1,039M	$1,094M	$1,159M	$1,052M	61.7%

Adjusted EBITDA Margin (30%)	25.80%	26.10%	26.40%	26.2%	114.1%

Total Paying Users (in thousands) (20%)	3,620	3,811	4,039	3,709	73.3%

*	The actual payout results were interpolated (using a straight-line interpolation method) between each applicable level.

Individual Objectives (20% weighting)

The individual performance objectives, which had an overall 20% weighting, were comprised of OKRs related to: internal culture and performance; innovation goals; and long-term positioning, which were chosen to emphasize critical qualitative objectives aligned to our key results.

52	2024 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

For 2023, respective individual objectives were as follows:

Named Executive Officer	Objective

Whitney Wolfe Herd, Former Chief Executive Officer

• Deliver strong 2023 financial results, aligned to our annual budget

• Drive product and marketing innovation and development to accelerate revenue across price tiers and increase our market share with key demographics

• Build and develop the executive leadership team and champion Bumble’s values and culture strategy

• Successfully execute strategic M&A initiatives and support integration activities

• Lead the Bumble Inc. and Kind Connections brand building through external relations (IR, press, public speaking) and public policy initiatives

Anuradha B. Subramanian, Chief Financial Officer

• Deliver strong financial and operating results for 2023 alongside disciplined spend and cost efficiencies, strong profitability and free cash flow generation

• Improve business processes across the Company including transformation of financial systems

• Oversee an appropriate control environment and ensure continued integrity of financial reporting for the Company

• Continue to strengthen the finance leadership team

2023 Short-Term Incentive Individual Goals and Achievements

With respect to bonuses for each of our NEOs, the Committee considered the following: (i) with respect to Ms. Wolfe Herd, her role as Chief Executive Officer, including her focus on the short-term and long-term strategic planning and positioning of the Company, highlighting the development of key product innovations and leading and curating a workplace consistent with Bumble’s mission and values, and (ii) with respect to Ms. Subramanian, her role as Chief Financial Officer, including her management of our finance, tax, global accounting and financial reporting and audit functions including successfully completing her second SOX audit. As noted above, Mr. Shaukat and Ms. Franco were not eligible for bonuses relating to 2023.

In determining the amount payable to each of our named executive officers under the bonus program, the Compensation Committee retained discretion to modify each metric’s weighting, and to exercise positive or negative discretion if it determined it was appropriate in the circumstances. The Compensation Committee did not use its discretion in 2023 to modify awards.

Based on the achievement against the financial objectives and the strategic objectives in 2023, we determined the following payouts under the short-term incentive program to Mses. Wolfe Herd and Subramanian: $424,836 and $362,527, respectively. These amounts are reported in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table, found in the “Executive Compensation” section, below. For each of our named executive officers (other than Mr. Shaukat and Ms. Franco who were not eligible for bonuses relating to 2023), the amounts paid in respect of the 2023 short-term incentive program reflects a payout of 94.4% of each of Ms. Wolfe Herd’s and Ms. Subramanian’s target bonus amounts.

Long-Term Equity Incentive Awards

We believe that successful performance over the long term is aided by the use of equity-based awards, which create an ownership culture among our employees, including our named executive officers, that provides an incentive to contribute to the ongoing growth and development of our business. Equity-based awards also allow for a portion of our executive compensation to be “at-risk” and directly tied to the performance of our stock price.

53

COMPENSATION DISCUSSION AND ANALYSIS

Pre-IPO, our named executive officers were granted incentive units that vest based on time (the “Time-Vesting Incentive Units”), or on the earlier of performance measures and time, with respect to exit-vesting incentive units (“Exit-Vesting Incentive Units”), as described below.

2023 Awards

In February 2023, the Compensation Committee recommended to the Board, in the case of Ms. Wolfe Herd, and to the Section 16 subcommittee in the case of the other named executive officers, annual equity awards to each named executive officer, as summarized below. The grants to our named executive officers were comprised of 50% stock options and 50% time-based RSUs. Stock options and RSUs granted to our NEOs were scheduled to vest 25% on February 10, 2024, and the remaining 75% vests in equal installments quarterly thereafter over the remaining three years. Options expire after 10 years. Stock options and RSUs are subject to continued employment on each vesting date, except as set forth below under “Executive Compensation—Potential Payments upon Termination or Change in Control.” Time-based RSUs and Stock Options were selected as the form of 2023 equity awards to encourage retention of our executive officers, incentivize the achievement of business objectives to create long-term enterprise value and align the most significant portion of our NEO’s compensation with our stock price performance.

2023 Equity Awards

Executive	Options (#)	Intended Option Value on Grant ($)	RSUs (#)	Intended RSU Value on Grant ($)*

Whitney Wolfe Herd	216,889	$3,750,000	165,950	$3,750,000

Anuradha B. Subramanian	105,553	$1,825,000	80,762	$1,825,000

Tariq M. Shaukat	159,052	$2,750,000	121,696	$2,750,000

Laura Franco	156,160	$2,700,000	119,484	$2,700,000

*	The fair value for accounting purposes is different than the figures in the table given stock price movement between the award determination and the actual grants.

Pre-IPO Award 2023 Award Modifications

On February 25, 2023, the Board approved amendments to outstanding Exit-Vesting Incentive Units (which also vest based on a time-based vesting schedule), including those held by our named executive officers (the “Outstanding Performance Awards”) in order to make the treatment of such awards consistent with similar awards under our Omnibus Incentive Plan (as defined herein) and to be consistent with the treatment of equity based awards at peer companies. Pursuant to these amendments (x) the Outstanding Performance Awards will continue to stay outstanding and eligible to vest based on the time-vesting schedule following a change in control event (provided the named executive officer continues to remain employed or providing services) and (y) the named executive officers will be eligible for “double-trigger” vesting treatment on their Outstanding Performance Awards allowing for the vesting and exercisability of such awards to be accelerated in full upon the named executive officer’s termination without “cause” or resignation for “good reason” (under the circumstances described below) within two years following a change in control event.

In addition, on February 25, 2023, the Board approved a modification of all outstanding equity-based awards (including the Outstanding Performance Awards) held by employees, including the named executive officers, to provide that a resignation of employment for “good reason” (to the extent that an employee’s employment or service agreement contains a definition of “good reason” or a similar provision) within two years following a change in control event shall result in the vesting and exercisability of such awards to be accelerated in full upon such qualifying termination, to the extent that such named executive officer did not already have such treatment.

Retirement and Other Benefits

Our named executive officers are eligible to receive the same benefits we provide, and to participate in all plans we offer, to other full-time employees, including: health and dental insurance; group term life insurance; long-term disability insurance; other health and welfare benefits; and our 401(k) Savings Plan.

54	2024 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

Perquisites

We do not offer significant perquisites as part of our compensation program. However, Ms. Wolfe Herd’s employment agreement includes the following perquisites: a car lease, childcare and related travel and lodging expenses when Ms. Wolfe Herd travels with children and security for Ms. Wolfe Herd at Company offices and when traveling. In 2023, Ms. Wolfe Herd did not receive perquisites in excess of $10,000.

Employment Agreements

Bumble Holdings entered into an employment agreement with Ms. Wolfe Herd, dated as of January 29, 2020, and Bumble Trading LLC entered into an employment agreement with Mr. Shaukat, dated as of July 12, 2020. Bumble Trading LLC also entered into an amended and restated employment agreement with Ms. Subramanian, dated as of September 23, 2022 and as amended February 22, 2023, and with Ms. Franco, dated as of September 22, 2022 and as amended February 22, 2023. We refer to these agreements as the Wolfe Herd agreement, the Shaukat agreement, the Subramanian agreement and the Franco agreement, respectively.

Ms. Wolfe Herd also entered into a letter agreement with the Company on December 29, 2023 setting forth the terms of her employment as the Company’s Executive Chair, effective January 2, 2024.

Bumble Trading LLC also entered into a transition agreement with Mr. Shaukat, dated as of August 22, 2023, setting forth certain terms of his resignation of employment and the provision of post-termination advisory services to the Company.

See “Executive Compensation—Narrative Disclosure to Summary Compensation Table—Employment Agreements” below for more details on the named executive officer employment agreements and “Executive Compensation—Narrative Disclosure to Summary Compensation Table—Shaukat Agreement” below for more details on Mr. Shaukat’s transition agreement.

Risk and Executive Compensation

In reviewing the Company’s compensation policies and practices each year, the Compensation Committee seeks to ensure the executive compensation program provides an appropriate balance of risk and reward consistent with the risk profile of the Company. The Compensation Committee also seeks to ensure the Company’s compensation practices do not encourage excessive risk-taking behavior by the executive team. The Compensation Committee has not identified any risks that are reasonably likely to have a material adverse effect on the Company. The key risk-mitigating practices that we have incorporated into our compensation program include, but are not limited to, the following:

●	Balance among short- and long-term incentives, cash and equity, and fixed and variable pay;

●	Multiple performance measures;

●	Maximum pay caps in our short-term incentive plan;

●	No single-trigger change-in-control provisions (except for a legacy provision for Ms. Wolfe Herd);

●	Clawback provisions (described below); and

●	Hedging policy (described below).

Securities Trading Policy and Hedging

The Company’s Securities Trading Policy requires executive officers and directors to consult the Company’s Chief Legal Officer prior to engaging in transactions involving the Company’s securities. In order to protect the Company from exposure under insider trading laws, executive officers and directors are generally required to conduct any trading in Bumble securities during designated “window periods” established by the Company, which correspond to the Company’s annual and quarterly earnings releases, and to receive pre-clearance for any trades from the Chief Legal Officer. Our executive officers and directors may enter into pre-programmed trading plans under SEC Rule 10b5-1 under the Exchange Act, which certain of our executive officers and directors have entered into, subject to the Company’s pre-clearance requirement.

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COMPENSATION DISCUSSION AND ANALYSIS

The Company’s Securities Trading Policy also prohibits all employees, directors and officers from hedging (including through variable forward contracts, equity swaps, collars and exchange funds), pledging or short-selling the Company’s securities. None of our named executive officers engaged in any hedging or pledging activities with respect to the Company’s stock during fiscal year 2023.

Clawback Provisions

All incentive awards made pursuant to the Bumble Inc. 2021 Omnibus Incentive Plan, which we refer to as the Omnibus Incentive Plan, are subject to reduction, cancellation, forfeiture or recoupment to the extent necessary to comply with (i) any clawback, forfeiture or other similar policy adopted by the Board or the Compensation Committee and as in effect from time to time; and (ii) applicable law. Further, unless otherwise determined by the Compensation Committee, to the extent that the executive receives any amount in excess of the amount that the executive should otherwise have received under the terms of the incentive award for any reason (including, without limitation, by reason of a financial restatement, mistake in calculations or other administrative error), the executive will be required to repay any such excess amount to the Company.

Effective October 2023, we adopted a standalone clawback policy that is compliant with the requirements of the Dodd-Frank Act, Rule 10D-1 of the Exchange Act and Nasdaq Rule 5608. This policy provides that, upon the occurrence of an accounting restatement of the Company’s financial statements to correct an error, the Compensation Committee must recoup incentive-based compensation that was erroneously granted, earned or vested to our current and former “officers” (as defined under Rule 16a-1 of the Exchange Act) based wholly or in part upon the attainment of any financial reporting measure, subject to limited exceptions. The Policy is included as an exhibit to our Annual Report on Form 10-K for the fiscal year ended December 31, 2023.

Grant timing

The grant of equity-based awards made in 2023 to certain of our named executive officers was approved by an independent committee of our Compensation Committee designed to meet the requirements of granting equity-based awards for purposes of Section 16 of the Exchange Act. The grant was made when the Company’s trading window was open such that the grant was made at a time at which such committee was not in the possession of material non-public information.

We maintain an Equity Award Grant Policy, which was initially adopted in 2022. The policy provides that for a newly hired employee, or an employee who is promoted, the grant date of an equity award will be the 10th day of the month following the month on which the employee commenced employment or was promoted, as applicable, subject to the employee being employed on the grant date. For an employee receiving a retention grant, the grant date will be as determined under the circumstances.

The policy provides that the date of grant for “officers” as defined under Rule 16a-1(f) of the Exchange Act (commonly referred to as “Section 16 Officers”) will be made on the earlier to occur of (x) the last day of the open trading window following the Company’s public news release of its annual or quarterly earnings and (y) the 20th day following the Company’s earnings release, provided that such 20th day is in an open trading window. Notwithstanding anything in the policy, if special circumstances arise such that the Compensation Committee or the Board determines it is advisable to grant an award at a time other than as set forth above, the Compensation Committee or the Board may consider and approve any such grant.

Compensation Committee Report

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis provided above. Based on its review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

Compensation Committee

Elisa A. Steele (Chair)

Jonathan C. Korngold

Pamela A. Thomas-Graham

56	2024 Proxy Statement

Executive Compensation

Summary Compensation Table

The following table summarizes compensation earned by our named executive officers for the fiscal years indicated.

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)	Stock Awards ($)(2)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	All Other Compensation ($)(5)	Total ($)

Whitney Wolfe Herd Executive Chair; Former Chief Executive Officer	2023	650,000	—	3,265,896	2,677,863	424,836	13,200	7,031,795
	2022	650,000	—	15,038,461	—	450,000	95,569	16,234,030
	2021	650,000	—	—	—	463,500	11,700	1,125,200

Anuradha B. Subramanian Chief Financial Officer	2023	475,000	—	1,589,396	1,303,231	362,527	13,200	3,743,354
	2022	450,000	—	2,762,478	3,203,663	345,400	12,100	6,773,641
	2021	450,000	40,000	—	—	324,000	13,125	827,125

Tariq M. Shaukat Former President	2023	367,231	—	2,394,977	2,492,884	—	13,200	5,268,292
	2022	560,000	—	6,301,356	4,004,570	499,800	10,617	11,376,343
	2021	560,000	—	—	—	515,000	11,700	1,086,700

Laura Franco Former Chief Legal and Compliance Officer	2023	425,000	—	2,351,445	1,928,061	—	13,200	4,717,706
	2022	400,000	—	1,773,863	2,402,756	383,800	12,100	4,972,519

(1)	The amounts reported represent the named executive officer’s base salary earned during the fiscal year covered.

(2)

Amounts reflect the grant date fair value, determined in accordance with FASB ASC Topic 718 (“ASC 718”), of grants of RSUs. For a discussion of the assumptions made in calculating the grant date fair value amounts for 2023, see Note 15, Stock-based Compensation to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023.

(3)

For 2023, for Mr. Shaukat, the amount reflects $155,583 in expense relating to the extension of his option exercisability period, as computed in accordance with ASC 718, and $2,337,301 relating to the grant date fair value of his grant of stock options. Amounts reflect the aggregate grant date fair values determined in accordance with ASC 718. For a discussion of the assumptions made in calculating the grant date fair value amounts for 2023, see Note 15, Stock-based Compensation to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023.

(4)

For 2023, the amount reported reflects the aggregate annual bonus program payouts paid in early 2024 for performance related to 2023 for each of Mses. Wolfe Herd and Subramanian. For more information on the determination of these amounts based on the achievement of 2023 corporate performance objectives and individual performance, please see “Compensation Discussion and Analysis—Short-Term Incentive Compensation.”

(5)	For 2023, amounts in this column reflect the amount of Bumble’s contribution to our 401(k) Savings Plan on behalf of each NEO.

Narrative Disclosure to Summary Compensation Table

Employment Agreements

Each of our NEOs is party to an employment agreement, as described below.

Wolfe Herd Agreement

Bumble Holdings entered into an employment agreement with Ms. Wolfe Herd, dated as of January 29, 2020, which we refer to as the Wolfe Herd agreement. The Wolfe Herd agreement provided that Ms. Wolfe Herd would serve as our Chief Executive Officer. The Wolfe Herd agreement has an initial term of three years that automatically renews on an annual basis unless terminated in accordance with the Wolfe Herd agreement. The Wolfe Herd agreement also provides for (i) an annual base salary of $650,000, subject to annual review and increase (but not

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EXECUTIVE COMPENSATION

decrease) by the Board of Directors and (ii) eligibility to receive an annual bonus, with a target bonus of $450,000. Ms. Wolfe Herd is also entitled to participate in our employee benefit arrangements, on terms and conditions no less favorable than available to any other senior executive and to receive certain perquisites, including continued maintenance of a leased vehicle for the remainder of the current lease term for such vehicle, childcare services when Ms. Wolfe Herd is traveling with her child (or children, as the case may be), and full-time security benefits at any of our offices or when Ms. Wolfe Herd is traveling under circumstances that pose a risk to Ms. Wolfe Herd, as reasonably determined by Ms. Wolfe Herd.

The Wolfe Herd agreement contains restrictive covenants, including confidentiality of information, assignment of certain intellectual property, non-competition, non-solicitation and mutual non-disparagement covenants. The confidentiality covenant and non-disparagement covenants have an indefinite term, and the non-competition and non-solicitation covenants are effective both during Ms. Wolfe Herd’s employment with us and until the second anniversary of termination of employment. In addition, the Wolfe Herd agreement further provides for severance benefits, as described below under “Potential Payments upon Termination or Change in Control.”

Ms. Wolfe Herd entered into a letter agreement with the Company on December 29, 2023, setting forth the terms of her employment as the Company’s Executive Chair, effective January 2, 2024. Pursuant to the letter agreement, Ms. Wolfe Herd will continue to (i) receive the same annual base salary as currently in effect, (ii) be eligible to receive an annual cash bonus in accordance with the Company’s bonus plan as currently in effect, and (iii) be eligible to participate in the Company’s employee benefit plans and programs available to senior executives. Ms. Wolfe Herd’s existing equity awards will also continue to vest in accordance with their terms. In addition, for the 2024 annual grant cycle, Ms. Wolfe Herd is entitled to receive an equity grant comprised of (x) options to acquire shares of the Company with a grant date fair value of $2,500,000 and (y) restricted stock units with a grant date fair value of $2,500,000.

Shaukat Agreement

Bumble Trading LLC entered into an employment agreement with Mr. Shaukat, dated as of July 12, 2020, which we refer to as the Shaukat agreement. The Shaukat agreement provided that Mr. Shaukat would serve as our President. The Shaukat agreement further provided for “at will” employment that will continue unless otherwise terminated in accordance with the Shaukat agreement. The Shaukat agreement provided for (i) an annual base salary of $560,000, subject to increase in our discretion from time to time; (ii) eligibility to receive a performance bonus with such bonus having an annualized target of no less than $500,000; (iii) paid vacation; and (iv) participation in our employee benefit plans.

The Shaukat agreement contains restrictive covenants, including confidentiality of information, assignment of certain intellectual property, non-competition, non-solicitation and mutual non-disparagement covenants. The confidentiality covenant and non-disparagement covenants have an indefinite term, and the non-competition and non-solicitation covenants are effective both during Mr. Shaukat’s employment with us and until the second anniversary of termination of employment. In addition, the Shaukat Agreement further provided for severance benefits, as described below under “Potential Payments upon Termination or Change in Control.”

On May 23, 2023, Mr. Shaukat, notified the Company of his decision to resign, effective as of September 1, 2023. On August 22, 2023, the Company entered into a transition agreement with Mr. Shaukat, pursuant to which Mr. Shaukat’s resignation became effective on August 28, 2023 and pursuant to which Mr. Shaukat served in an advisory role from August 28, 2023 through December 31, 2023. Pursuant to the terms of the transition agreement, Mr. Shaukat’s stock options and restricted stock units of the Company and incentive units of Buzz Holdings L.P. continued to vest during the advisory period, and, subject to Mr. Shaukat’s execution and non-revocation of a release of claims, the exercise period of Mr. Shaukat’s vested options was extended until December 31, 2024.

Subramanian Agreement

Bumble Trading LLC entered into an employment agreement with Ms. Subramanian, dated as of August 14, 2020 and amended on March 16, 2022, which was superseded by an amended and restated employment agreement, dated as of September 23, 2022, which was subsequently amended on February 22, 2023, which we refer to as the

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Subramanian agreement. The Subramanian agreement provides that Ms. Subramanian will serve as our Chief Financial Officer. The Subramanian agreement further provides for “at will” employment that will continue unless otherwise terminated in accordance with the Subramanian agreement. The Subramanian agreement provides for (i) an annual base salary of $450,000 ($480,000 effective March 1, 2023), subject to increase in our discretion from time to time; (ii) eligibility to receive an annual bonus, with a target bonus equal to 80% of Ms. Subramanian’s base salary; (iii) eligibility to participate in the long term equity-based incentive plan of Bumble on a basis generally consistent with other senior executives; (iv) paid vacation; and (v) participation in our employee benefit plans.

The Subramanian agreement contains restrictive covenants, including confidentiality of information, assignment of certain intellectual property, non-competition, non-solicitation and mutual non-disparagement covenants. The confidentiality covenant and non-disparagement covenants have an indefinite term, and the non-competition and non-solicitation covenants are effective both during Ms. Subramanian’s employment with us and until the first anniversary of termination of employment. In addition, the Subramanian Agreement further provides for severance benefits, as described below under “Potential Payments upon Termination or Change in Control.”

Franco Agreement

Bumble Trading LLC entered into an employment agreement with Ms. Franco dated as of October 26, 2020 which was superseded by an amended and restated employment agreement, dated as of September 22, 2022, which was subsequently amended on February 22, 2023, which we refer to as the Franco agreement. The Franco agreement provides that Ms. Franco would serve as our Chief Legal and Compliance Officer. The Franco agreement further provides for “at will” employment that will continue unless otherwise terminated in accordance with the Franco agreement. The Franco agreement provides for (i) an annual base salary of $400,000 ($430,000 effective as of March 1, 2023), subject to increase in our discretion from time to time; (ii) eligibility to receive an annual bonus, with a target bonus equal to 100% of Ms. Franco’s base salary; (iii) eligibility to participate in the long term equity-based incentive plan of Bumble on a basis generally consistent with other senior executives; (iv) paid vacation; and (v) participation in our employee benefit plans.

The Franco agreement contains restrictive covenants, including confidentiality of information, assignment of certain intellectual property, non-competition, non-solicitation and mutual non-disparagement covenants. The confidentiality covenant and non-disparagement covenants have an indefinite term, and the non-competition and non-solicitation covenants are effective both during Ms. Franco’s employment with us and until the first anniversary of termination of employment. In addition, the Franco Agreement further provides for severance benefits, as described below under “Potential Payments upon Termination or Change in Control.”

On December 18, 2023, Ms. Franco notified the Company of her decision to resign, effective as of February 16, 2024.

Retirement and Other Benefits

Our named executive officers are eligible to receive the same benefits we provide, and to participate in all plans we offer, to other full-time employees, including: health and dental insurance; group term life insurance; long-term disability insurance; other health and welfare benefits; and our 401(k) Savings Plan.

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Grants of Plan-Based Awards in 2023

			Est. Future Payouts under Non-Equity Incentive Plan Awards(1)			All Other Stock Awards:	All Other Option Awards:

Name	Award Date	Approval Date	Threshold ($)	Target ($)	Maximum ($)	Number of Shares (#)	Number of Options (#)	Exercise or Base Price of Option Awards ($/Sh)(2)	Grant Date Fair Value of Stock and Option Awards ($)

Whitney Wolfe Herd	1/1/2023		225,000	450,000	675,000
	3/14/2023	2/18/2023				165,950			3,265,896
	3/14/2023	2/18/2023					216,889	$19.68	2,677,863

Anuradha B. Subramanian	1/1/2023		192,000	384,000	576,000
	3/14/2023	2/9/2023				80,762			1,589,396
	3/14/2023	2/9/2023					105,553	$19.68	1,303,231

Tariq M. Shaukat	1/1/2023		250,000	500,000	750,000
	3/14/2023	2/9/2023				121,696			2,394,977
	3/14/2023	2/9/2023					159,052	$19.68	2,337,301

Laura Franco	1/1/2023		215,000	430,000	645,000
	3/14/2023	2/9/2023				119,484			2,351,445
	3/14/2023	2/9/2023					156,160	$19.68	1,928,061

(1)

Represents the potential annual performance-based incentive cash payments each named executive officer could earn in 2023 under our annual cash incentive program for executive officers. For more information on the determination of these amounts based on achievement of 2023 corporate performance objectives and individual performance, please see “Compensation Discussion and Analysis—Short-Term Incentive Compensation.”

(2)	The exercise price of the stock options is the closing price of the Company’s Class A common stock on the date of grant.

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Outstanding Equity Awards at December 31, 2023

The following table provides information regarding outstanding equity awards made to our named executive officers as of December 31, 2023.

			Option Awards					Stock Awards

Name	Grant Date		Grant Type	Number of Securities Underlying Unexercised Options— exercisable (#)	Number of Securities Underlying Unexercised Options— unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(7)

Whitney Wolfe Herd	3/14/2023	(1)	Options	—	216,889	19.68	3/14/2033

	3/14/2023	(2)	RSUs					165,950	2,446,103

	1/29/2020	(3)	Time Vesting Incentive Units					1,414,636	4,385,372

	1/29/2020	(4)	Exit Vesting Incentive Units					1,244,355	3,857,501

Anuradha B. Subramanian	3/14/2023	(1)	Options		105,553	19.68	3/14/2033

	3/14/2023	(2)	RSUs					80,762	1,190,432

	5/13/2022	(5)	Options	80,539	103,551	25.54	5/13/2032

	5/13/2022	(6)	RSUs					30,189	444,986

	9/21/2020	(3)	Time Vesting Incentive Units					143,861	250,318

	9/21/2020	(4)	Exit Vesting Incentive Units					126,546	220,190

Tariq M. Shaukat	5/13/2022	(5)	Options	100,674		25.54	12/31/2024

Laura Franco	3/14/2023	(1)	Options		156,160	19.68	3/14/2033

	3/14/2023	(2)	RSUs					119,484	1,761,194

	5/13/2022	(5)	Options	60,404	77,664	25.54	5/13/2032

	5/13/2022	(6)	RSUs					22,642	333,743

	11/2/2020	(3)	Time Vesting Incentive Units					131,874	0

	11/2/2020	(4)	Exit Vesting Incentive Units					116,001	0

(1)

Each option award reflected in the table with a March 14, 2023 grant date is scheduled to vest 25% on February 10, 2024 and then in equal quarterly installments thereafter such that the award is fully vested on February 10, 2027.

(2)

Each RSU award reflected in the table with a March 14, 2023 grant date is scheduled to vest 25% on February 10, 2024 and then in equal quarterly installments thereafter such that the award is fully vested on February 10, 2027.

(3)

The Time-Vesting Incentive Units vest as to 20% of such units on each of the first five anniversaries of the applicable vesting reference date. The vesting reference date for Ms. Wolfe Herd’s Incentive Units is January 29, 2020; the vesting reference date for Ms. Subramanian’s Incentive Units is September 21, 2020 and the vesting reference date for Ms. Franco’s Incentive Units is November 2, 2020.

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EXECUTIVE COMPENSATION

(4)

The Exit-Vesting Incentive Units vest in 36 equal monthly installments, with the first installment vesting on August 29, 2022, or, if earlier, on the achievement of the specified performance thresholds subject in each case to the executive’s continued employment or service through the applicable vesting date. The specified performance thresholds for the Exit-Vesting Incentive Units are as follows: (i) one-third of the Exit-Vesting Incentive Units vest when and if affiliates of Blackstone receive cash proceeds (or, solely with respect to Ms. Wolfe Herd’s Incentive Units, marketable securities) in respect of their common equity in the Company and its subsidiaries equal to (x) a 2.5x multiple on its investment and (y) a 17.5% annualized internal rate of return on its investment; (ii) one-third of the Exit-Vesting Incentive Units vest when and if affiliates of Blackstone receive cash proceeds (or, solely with respect to Ms. Wolfe Herd’s Incentive Units, marketable securities) in respect of their common equity in the Company and its subsidiaries equal to (x) a 3.0x multiple on its investment and (y) a 17.5% annualized internal rate of return on its investment; and one-third of the Exit-Vesting Incentive Units vest when and if affiliates of Blackstone receive cash proceeds (or solely with respect to Ms. Wolfe Herd’s Incentive Units, marketable securities) in respect of their common equity in the Company and its subsidiaries equal to (x) a 3.5x multiple on its investment and (y) a 17.5% annualized internal rate of return on its investment.

(5)

Each option award reflected in the table with a May 13, 2022 grant date vested 25% on March 29, 2023 and then in equal quarterly installments thereafter such that the award is fully vested on March 29, 2026.

(6)

Each RSU award reflected in the table with a May 13, 2022 grant date vested 25% on March 29, 2023 and then in equal quarterly installments thereafter such that the award is fully vested on March 29, 2026.

(7)

Value with respect to the Incentive Units was determined based on the difference between the December 29, 2023 closing market price of our common stock of $14.74 per share and the applicable distribution threshold.

Option Exercises and Stock Vested in 2023

	Stock Awards

Name	Number of Shares Acquired on Vesting (#)(1)	Value Realized on Vesting ($)(2)

Whitney Wolfe Herd	1,493,226	15,398,561

Anuradha B. Subramanian	175,332	915,926

Tariq M. Shaukat	484,910	3,611,212

Laura Franco	156,807	387,920

(1)

For Ms. Wolfe Herd, represents 1,493,226 Incentive Units that vested in 2023; for Ms. Subramanian, represents 23,479 RSUs and 151,853 Incentive Units that vested in 2023; for Mr. Shaukat, represents 29,349 RSUs and 455,561 Incentive Units that vested in 2023; and for Ms. Franco, represents 17,609 RSUs and 139,198 Incentive Units that vested in 2023.

(2)

Value for Incentive Units was determined by the difference between the closing market price of our common stock on the applicable vesting date and the applicable distribution threshold. Once an Incentive Unit vests, it is eligible to be converted for Common Units, which Common Units are eligible for exchange for shares of our Class A common stock upon the NEO’s election. During 2023, Mr. Shaukat converted 967,066 vested Incentive Units for 167,304 Common Units and converted 167,304 of those Common Units into 167,304 shares of our Class A common stock.

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Potential Payments upon Termination or Change in Control

The following table sets forth the estimated incremental payments and benefits that would have been payable to our NEOs upon termination of employment and/or in connection with a change in control, assuming that the triggering event occurred on December 29, 2023. Due to the number of factors that affect the nature and amount of any potential payments or benefits, actual payments and benefits may differ from those presented in the table below.

	Payment Scenario	Cash Salary Severance ($)(1)	Cash Bonus Severance ($)(2)	Equity with Accelerated Vesting ($)(3)(4)	Continued Health Benefits ($)(5)	Total ($)

Whitney Wolfe Herd	Termination Without Cause or for Good Reason	650,000	450,000	4,734,575	19,769	5,854,344

	Termination Without Cause or for Good Reason following Change in Control	650,000	450,000	10,688,976	19,769	11,808,745

	Death or Disability	—	—	—	—	—

	Change in Control(6)	—	—	4,385,372	—	4,385,372

Anuradha B. Subramanian	Termination Without Cause or for Good Reason	480,000	—	—	19,145	499,145

	Termination Without Cause or for Good Reason following Change in Control	480,000	—	2,105,926	19,145	2,605,071

	Death or Disability	—	—	—	—	—

Tariq M. Shaukat(7)	Termination Without Cause or for Good Reason	—	—	155,583	—	155,583

	Termination Without Cause or for Good Reason following Change in Control	—	—	—	—	—

	Death or Disability	—	—	—	—	—

Laura Franco	Termination Without Cause or for Good Reason	430,000	—	—	—	430,000

	Termination Without Cause or for Good Reason following Change in Control	430,000	—	2,094,937	—	2,524,937

	Death or Disability	—	—	—	—	—

(1)

“Cash Salary Severance” represents, for Ms. Wolfe Herd, 12 months of base salary payable over 12 months and for Mses. Subramanian and Franco 12 months of their respective base salary payable over 12 months.

(2)

With respect to a December 29, 2023 termination date, bonuses for 2023 which would have been earned by the named executive officers (as set forth in the Summary Compensation Table under Non-Equity Incentive Plan Compensation) are not included as “Cash Bonus Severance.” Such amounts are $424,836, $362,527 and $0 for Mses. Wolfe Herd, Subramanian and Ms. Franco,respectively. For Ms. Wolfe Herd, the cash payment in the table represents an amount equal to her target bonus, payable within 60 days following her termination. Ms. Wolfe Herd would receive the amount in the table plus the earned bonus (as set forth in the Summary Compensation Table under Non-Equity Incentive Plan Compensation, found in the “Executive Compensation” section of this Proxy Statement) in the event of a termination without “cause” or a resignation for “good reason” on December 29, 2023.

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EXECUTIVE COMPENSATION

(3)

Represents, for Ms. Wolfe Herd (i) in the event of a termination without “cause” or her resignation for “good reason” prior to a change in control, an additional 20% of her Time-Vesting Incentive Units accelerating and becoming vested upon such termination of employment (and, in addition, her Exit-Vesting Incentive Units will remain eligible to vest for 180 days following such termination of employment); and (ii) in the event of a change in control (including termination of employment without “cause” or resignation for “good reason” on such change in control), full acceleration and vesting of Time-Vesting Incentive Units and Exit-Vesting Incentive Units, assuming all performance conditions are satisfied in full.

(4)

Represents, for each of Mses. Subramanian and Franco, (i) full acceleration and vesting of Time-Vesting Incentive Units, in the case of a termination of the applicable executive’s employment without cause or for the executive’s resignation for “good reason” following a change in control and full acceleration and vesting of Exit-Vesting Incentive Units, assuming all performance conditions are satisfied in full and (ii) full acceleration and vesting of outstanding stock options and RSUs in the case of a termination without “cause” following a change in control. For Mr. Shaukat, represents the value of the extension of his option exercisability period.

(5)	Amounts reflect the Company’s cost of providing continued health insurance benefits coverage as provided in the respective executive’s employment agreements, as described below.

(6)	Represents full acceleration of Time-Vesting Incentive Units upon a change in control.

(7)

Mr. Shaukat’s employment with the Company terminated effective August 28, 2023 and Mr. Shaukat served in an advisory role from August 28, 2023 through December 31, 2023. Mr. Shaukat’s stock options and restricted stock units of the Company and incentive units of Buzz Holdings L.P. continued to vest during the advisory period and the exercise period of Mr. Shaukat’s vested options was extended until December 31, 2024. Per SEC rules, because Mr. Shaukat was not serving as a named executive officer of the Company at the end of the last completed fiscal year, the disclosure for Mr. Shaukat applies only to his resignation event as described above.

Severance Arrangements

Ms. Wolfe Herd. Pursuant to the terms of the Wolfe Herd agreement, if Ms. Wolfe Herd’s employment is terminated (i) by us without “cause” (as defined in the Wolfe Herd agreement) and not due to her death or disability or (ii) for “good reason” (as defined in the Wolfe Herd agreement) by Ms. Wolfe Herd, Ms. Wolfe Herd will be entitled to receive the following severance payments and benefits, in addition to certain accrued obligations (including any earned but unpaid prior year annual bonus):

●	an amount equal to 12 months’ base salary, payable in equal monthly installments over 12 months;

●	an amount equal to the target bonus for the year of termination of employment, payable within 60 days following such termination of employment; and

●

if Ms. Wolfe Herd timely elects continued coverage under the Consolidated Omnibus Budget Reconciliation Act of 1985 (“COBRA”), continued medical and dental coverage, at active employee rates, for up to 12 months following termination of employment or, if earlier, until the date on which Ms. Wolfe Herd becomes eligible for medical and/or dental coverage from a subsequent employer.

In addition, upon a termination of Ms. Wolfe Herd’s employment due to her death or as a result of her disability, in addition to certain accrued obligations (including any earned but unpaid prior year annual bonus), Ms. Wolfe Herd will be entitled to a pro-rated bonus for the year of termination of employment, based on actual performance and paid no later than two and one-half months after the end of the applicable performance period, which we refer to as the pro-rated bonus.

Our obligation to provide the severance payments and benefits are contingent upon Ms. Wolfe Herd’s execution and non-revocation of a release of claims and Ms. Wolfe Herd’s continued compliance, in all material respects, with any existing non-competition, non-solicitation and confidentiality agreements with us.

Mr. Shaukat. On May 23, 2023, Mr. Shaukat, notified the Company of his decision to resign (without “good reason”), effective as of September 1, 2023. On August 22, 2023, the Company entered into a transition agreement with Mr. Shaukat, pursuant to which Mr. Shaukat’s resignation became effective on August 28, 2023 and Mr. Shaukat then served in an advisory role from August 28, 2023 through December 31, 2023. Pursuant to the terms of the transition agreement, Mr. Shaukat’s stock options and restricted stock units of the Company and incentive units of Buzz Holdings L.P. continued to vest during the advisory period, and, subject to Mr. Shaukat’s execution and non-revocation of a release of claims, the exercise period of Mr. Shaukat’s vested options was extended until December 31, 2024.

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Mses. Subramanian and Franco. On December 18, 2023, Ms. Franco notified the Company of her decision to resign (without “good reason”), effective as of February 16, 2024. Because Ms. Franco was still serving as a named executive officer at the end of the Company’s last completed fiscal year, the narrative that follows relates to what Ms. Franco would have received assuming a termination on December 29, 2023. However, Ms. Franco received only her vested and accrued rights and benefits through her resignation date of February 16, 2024 and no further payments or benefits.

Pursuant to the terms of each of the Subramanian agreement and the Franco agreement, if either of their employment is terminated (i) by us without “cause” (as defined in the applicable agreement) and not due to her death or disability or (ii) terminated for “good reason” (as defined in the applicable agreement) by the applicable executive, the executive will be entitled to receive the following severance payments and benefits, in addition to certain accrued obligations (including any earned but unpaid prior performance period bonus):

●	an amount equal to 12 months’ base salary, payable in equal monthly installments over 12 months;

●	the pro-rated bonus; and

●

if the executive timely elects continued coverage under COBRA, continued medical and dental coverage, at active employee rates, for up to 12 months following termination of employment or, if earlier, until the date on which the executive becomes eligible for medical and/or dental coverage from a subsequent employer.

In addition, upon a termination of the executive’s employment due to her death or as a result of her disability, in addition to certain accrued obligations (including any earned but unpaid prior year annual bonus), the executive will be entitled to the pro-rated bonus.

Our obligation to provide the severance payments and benefits listed above are contingent upon the executive’s execution and non-revocation of a release of claims and the executive’s continued compliance with any existing non-competition, non-solicitation and confidentiality agreements with us.

Equity Awards

Termination without “cause” or by executive for “good reason”

Ms. Wolfe Herd. In the event that Ms. Wolfe Herd’s employment is terminated by us without “cause” or by Ms. Wolfe Herd for “good reason” (each as defined in the Wolfe Herd agreement), an additional 20% of the Time-Vesting Incentive Units will become vested upon such termination of employment. Furthermore, the Exit-Vesting Incentive Units will remain eligible to vest for 180 days following termination of employment if the applicable exit-vesting criteria discussed above under “—Outstanding Equity Awards at December 31, 2023” is satisfied during such 180-day period (including upon a change in control event that occurs during such period, as described below).

Mses. Subramanian and Franco. There is no additional vesting with respect to the Incentive Units held by Mses. Subramanian and Franco upon a termination of employment by us without “cause” or by Mses. Subramanian and Franco for “good reason” (other than as set forth below following a change in control event, as applicable).

Change in Control

Ms. Wolfe Herd. If a change in control (generally defined to include the acquisition of a majority of Bumble Holdings and its subsidiaries by a third party) occurs while Ms. Wolfe Herd is employed or providing services, all unvested Time-Vesting Incentive Units will become fully vested on an accelerated basis. Furthermore, the Exit-Vesting Incentive Units will vest to the extent the applicable vesting criteria discussed above under “—Outstanding Equity Awards at December 31, 2023” is satisfied in connection with such change-in-control event. Any such Exit-Vesting Incentive Units that do not vest in connection with the change-in-control event will remain outstanding and eligible to vest in connection with the receipt by affiliates of Blackstone of cash or marketable securities (as determined in accordance with Ms. Wolfe Herd’s Incentive Unit award agreement) in respect of its investment prior to Ms. Wolfe Herd’s termination of employment with us or, if applicable, during the 180-day period following termination of employment by us without “cause” or by Ms. Wolfe Herd for “good reason.”

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EXECUTIVE COMPENSATION

Mses. Subramanian and Franco. If a change in control occurs while Ms. Subramanian is employed or providing services, or if such change in control occurred while Ms. Franco was employed or providing services, and, within the two-year period following such change-in-control event, the employment of such executive is terminated by us (or a successor) without “cause,” or the executive resigns her employment for “good reason,” then all then-unvested outstanding Time-Vesting Incentive Units (or substitute equity or consideration of a successor or its affiliate, as applicable), unvested option awards and unvested RSUs, will become vested upon such termination of employment. Furthermore, the Exit-Vesting Incentive Units will vest to the extent the applicable vesting criteria discussed above under “Outstanding Equity Awards at December 31, 2023” is satisfied in connection with such change in control event.

Equity Compensation Plan Information

In connection with our IPO, all Class B Units were either converted to Incentive Units, restricted shares of Class A common stock or vested shares of our Class A common stock and all Phantom Class B Units of Buzz Management Aggregator L.P. were converted into RSUs in respect of a number of shares of our Class A common stock. In addition, Class B unitholders whose units were not converted to Incentive Units and all Phantom Class B unitholders were granted options to purchase shares of Class A common stock under our Omnibus Incentive Plan.

The following table sets forth information as of December 31, 2023 regarding the Company’s equity compensation plans, giving effect to the conversion described above. The only plans pursuant to which the Company may currently make additional equity grants or issue equity compensation are the Omnibus Incentive Plan and the Employee Stock Purchase Plan.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)		Weighted Average Exercise Price of Outstanding Options, Warrants and Rights (b)		Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)

Equity compensation plans approved by security holders:

Omnibus Incentive Plan	11,992,993	(1)	$31.14	(2)	19,757,738	(3)

Employee Stock Purchase Plan	—		N/A		4,500,000	(4)

Equity compensation plans not approved by security holders:	—		—		—

Total:	11,992,993				24,257,738

(1)

Total includes stock options, RSUs and Incentive Units. With respect to Incentive Units, the amount in the table includes 1,494,001 shares of Class A common stock that would be issuable upon the exchange of an equivalent number of Common Units into which outstanding Incentive Units on December 31, 2023 would be convertible based on our closing price of $14.74 per share.

(2)

The weighted average exercise price relates only to stock options. The calculation of the weighted average exercise price does not include outstanding equity awards that are received or exercised for no consideration.

(3)

These shares are available for grant as of December 31, 2023 under the Omnibus Incentive Plan pursuant to which we may make various stock-based awards including nonqualified stock options, incentive stock options, stock appreciation rights, restricted stock, RSUs, Common Units, Incentive Units, performance awards and other stock-based or stock-denominated awards with respect to the Company’s Class A common stock. The aggregate number of shares of Class A common stock covered by the Omnibus Incentive Plan is increased on the first day of each fiscal year during its term by the number of shares of Class A common stock in an amount equal to the least of (x) 12,000,000 shares of Class A Common Stock, (y) 5% of the total number of shares of Class A common stock outstanding on the last day of the immediately preceding fiscal year, and (z) a lower number of shares of Class A common stock as determined by the Board. Effective January 1, 2024, an additional 6,534,381 shares of Class A Common Stock, equal to 5% of the total number of Class A common stock outstanding as of December 31, 2023 became available to grant under the Omnibus Incentive Plan.

(4)

These shares are reserved for issuance under our Employee Stock Purchase Plan. No offering periods will commence under the Employee Stock Purchase Plan until such time and subject to such terms and conditions as may be determined by the Compensation Committee of our Board.

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CEO Pay Ratio

For the fiscal year 2023, the annual total compensation for the median employee of the Company, other than our CEO, was $153,500. As set forth in the Summary Compensation Table, the total annual compensation of our CEO was $7,031,795. Based on this information, for fiscal year 2023 our CEO pay ratio was 46:1. We believe this ratio is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K.

To identify our median employee, we used the following methodology:

●	To determine our total population of employees, we included all full-time, part-time, and temporary employees as of December 31, 2023. We did not exclude any non-U.S. employees.

●

We determined our median compensated employee by using a ‘total direct compensation’ measure consisting of: (i) fiscal year 2023 base salary or hourly wages, including overtime pay, (ii) bonuses and commission payable for fiscal year 2023, and (iii) grant date fair value, determined in accordance with ASC 718, of any equity awards granted in fiscal year 2023.

●	We annualized the base pay of any part-time or full-time employees who were employed by us for less than the full year.

●	Payments made in foreign currencies were converted to U.S. dollars using 12-month average exchange rates for the year.

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EXECUTIVE COMPENSATION

Pay Versus Performance
Pay Versus Performance Table
The Compensation Discussion and Analysis section of this Proxy Statement sets forth the financial and other factors considered by the Compensation Committee when reviewing and setting the compensation of our CEO and other named executive officers for the fiscal year 2023. As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation
S-K
(“Item 402(v)”), the amounts set forth below under the headings “Compensation Actually Paid to CEO” and “Average Compensation Actually Paid to
Non-CEO
NEOs” have been calculated in a manner consistent with Item 402(v). Footnotes (2) and (4) below set forth the adjustments from the total compensation for each NEO reported in the Summary Compensation Table (“SCT”) above. They do not reflect the actual amount of compensation earned by or paid to our non-CEO
NEOs during the applicable year. For information regarding the non-CEO
NEOs
’ compensation for each fiscal year, please see the Compensation Discussion and Analysis and the Executive Compensation sections of this Proxy Statement and the Executive Compensation section of our 2023 Proxy Statement, as applicable.
The following table provides summary information concerning pay versus performance for our CEO and non-CEO
NEOs for the years ended December 31, 2023, 2022 and 2021.

					Value of Initial Fixed $100 investment based on:

Year	Summary Compensation Table Total for CEO ($) (1)	Compensation Actually Paid to CEO ($) (2)(5)	Average Summary Compensation Table Total for Non-CEO NEOs ($) (3)	Average Compensation Actually Paid to Non-CEO NEOs ($) (4)(5)	Total Stockholder Return ($) (6)	Index Total Stockholder Return ($) (7)	Net Income ($ Millions) (8)	Total Revenue ($ Millions) (9)

2023	7,031,795	(15,584,729)	4,576,451	(5,182,198)	20.96	70.41	(1.9)	1,051.8

2022	16,234,030	(41,123,355)	7,707,501	(2,765,959)	29.94	49.12	(114.1)	903.5

2021	1,125,200	75,084,565	956,913	16,653,709	48.16	93.68	281.7	760.9

(1)	Reflects compensation amounts reported in the “Summary Compensation Table” for our then-CEO, Whitney Wolfe Herd, for the respective years shown.

(2)	Compensation actually paid (“CAP”) to our CEO in 2023 reflects the respective amounts set forth above, adjusted as set forth in the table below, as determined in accordance with SEC rules.

Year	2023

CEO	Whitney Wolfe Herd

SCT Total Compensation ($)	7,031,795

Less: Stock and Option Award Values Reported in SCT for the Covered Year ($)	(5,943,759)

Plus: Fair Value for Stock and Option Awards Granted in the Covered Year ($)	3,878,052

Change in Fair Value of Outstanding Unvested Stock and Option Awards from Prior Years ($)	(18,956,975)

Change in Fair Value of Stock and Option Awards from Prior Years that Vested in the Covered Year ($)	(1,593,842)

Less: Fair Value of Stock and Option Awards Forfeited during the Covered Year ($)	—

Add: Incremental Fair Value of Stock and Option Awards from Prior Years that were Modified during the Covered Year ($)	—

Compensation Actually Paid ($)	(15,584,729)

(3)	The following non-CEO named executive officers are included in the average figures shown below:

2023: Tariq M. Shaukat (Former President), Anuradha B. Subramanian (Chief Financial Officer) and Laura Franco (Former Chief Legal and Compliance Officer)

2022: Tariq M. Shaukat (Former President), Anuradha B. Subramanian (Chief Financial Officer) and Laura Franco (Former Chief Legal and Compliance Officer)

2021: Tariq M. Shaukat and Anuradha B. Subramanian

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EXECUTIVE COMPENSATION

(4)	Average CAP for our non-CEO NEOs in 2023 reflects the respective amounts set forth above, adjusted as set forth in the table below, as determined in accordance with SEC rules.

Year	2023

Non-CEO NEOs	See note (3)

SCT Total Compensation ($)	4,576,451

Less: Stock and Option Award Values Reported in SCT for the Covered Year ($)	(4,019,998)

Plus: Fair Value for Stock and Option Awards Granted in the Covered Year ($)	1,559,838

Change in Fair Value of Outstanding Unvested Stock and Option Awards from Prior Years ($)	(1,562,832)

Change in Fair Value of Stock and Option Awards from Prior Years that Vested in the Covered Year ($)	(1,855,992)

Less: Fair Value of Stock and Option Awards Forfeited during the Covered Year ($)	(3,931,526)

Add: Incremental Fair Value of Stock and Option Awards from Prior Years that were Modified during the Covered Year ($)	51,861

Compensation Actually Paid ($)	(5,182,198)

(5)
CAP, as required under SEC rules, reflects adjustments to unvested and vested equity awards during the years shown in the table based on year-end
(or vesting date) accounting valuations. CAP generally fluctuates due to stock price achievement and varying levels of projected and actual achievement of performance goals (as reflected in the significant decrease to 2023 and 2022 CAP).

The valuation methodology for Exit-Vesting Incentive Unit fair values is calculated based on the Monte Carlo pricing model (or the stock price in the case of a vesting date value).
As of the measurement date, adjustments to the fair values have been made using the stock price as of the measurement date and updated assumptions (i.e., expected time to liquidity event, volatility, dividend yield, risk free interest rates).
The weighted-average assumptions the Company used in the Monte Carlo model for the modified Exit-Vesting Incentive Units are as follows:

Date	Dividend Yield	Expected Volatility	Risk-Free Interest Rate	Expected Time to Liquidity Event (Years)

12/31/2021	—	60%	0.47%	1.3

7/15/2022	—	60%	2.1% to 3.1%	1.0

12/31/2022	—	75%	4.1% to 4.7%	1.0

12/31/2023	—	50%	4.4% to 5.5%	0.75
On July 15, 2022 (the “Modification Date”), the Exit-Vesting Incentive Units were modified to also provide for time-based vesting in 36 equal installments, with the first installment vesting on August 29, 2022, and subsequent installments vesting on each of the next 35 monthly anniversaries of August 29, 2022, subject to the award holder’s continued employment through each applicable vesting date and subject to other terms and conditions of the award. Incremental expense associated with the modification of the Exit-Vesting Incentive Units for the CEO was $15.0 million and average incremental expense associated with this modification for
Non-CEO
NEOs was $2.2 million. These amounts are expected to be recognized over a period of 3.0 years and is disclosed in the Summary Compensation Table. If the performance conditions are met prior to their respective time-vesting schedules, vesting of these Exit-Vesting Incentive Units and the associated stock-based compensation will be accelerated pursuant to the terms of the award agreements. The fair value of the Exit-Vesting
Incentive
Units as of the date of any vesting date since the Modification Date is based on the Company’s stock price as of such vesting date.

69

EXECUTIVE COMPENSATION

Incremental expense for the modified Exit-Vesting Incentive Units was based on the Modification Date fair value of modified Exit-Vesting Incentive Units. The Modification Date fair value was measured using a Monte Carlo model, which incorporates various assumptions noted above.
The valuation methodology for Time-Vesting Incentive Unit and stock option fair values is calculated based on the Black-Scholes option pricing model as of the dates below. As of each measurement date, adjustments to the fair values have been made using the stock price as of the dates below and updated assumptions (i.e., expected life, volatility, dividend yield, risk free interest rates) as of the measurement date.
The assumptions the Company used in the Black-Scholes model for the Time-Vesting Incentive Units at each measurement date are as follows:

Date	Dividend Yield	Expected Volatility	Risk-Free Interest Rate	Expected Life (Years)

12/31/2021	—	55% to 60%	0.1% to 1.1%	0.1 to 3.8

12/31/2022	—	75%	4.1% to 4.7%	0.1 to 2.8

12/31/2023	—	50%	4.3% to 5.5%	0.1 to 1.8
The assumptions the Company used in the Black-Scholes model for the stock at each measurement date are as follows:

Date	Dividend Yield	Expected Volatility	Risk-Free Interest Rate	Expected Life (Years)

12/31/2022	—	55%	3.9% to 4.0%	4.8 to 6.3

12/31/2023	—	55%	3.9%	3.8 to 4.2
Time-vesting RSU fair values are calculated using the stock price. The value of the Time-Vesting Incentive Units as of the date of any vesting date is based on the Company’s stock price as of such vesting date. Adjustments have been made using the stock price as of year-end.

(6)
For the relevant fiscal year, represents the cumulative total stockholder return
(“TSR”) of Bumble for the measurement periods ending on December 31, 2023, and 2022 and from February 10, 2021 to December 31, 2021.

(7)
For the relevant fiscal year, represents the cumulative TSR of the Nasdaq CTA Internet Index (the “Index”) for the measurement periods ending on December 31 of each of 2023, 2022 and 2021, respectively. The Nasdaq CTA Internet Index is the same index we use in our performance graph in the Company’s Annual Reports on Form
10-K
for the year ended December 31, 2023.

(8)
Reflects “Net earnings (loss)” in the Company’s Consolidated Statements of Operations included in the Company’s Annual Reports on Form
10-K
for each of the years ended December 31, 2023, 2022 and 2021.

(9)	Reflects “Revenue” in the Company’s Consolidated Statements of Operations included in the Company’s Annual Reports on Form 10-K for each of the years ended December 31, 2023, 2022 and 2021.

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EXECUTIVE COMPENSATION

Narrative Disclosure to Pay Versus Performance Table
Relationship between Financial Performance Measures
The graphs below compare (i) the compensation actually paid to our CEO and the average of the compensation actually paid to our remaining NEOs, with (ii) our cumulative TSR, (iii) the Index TSR, (iv) our Net Income, and (v) our Total Revenue, in each case, for the years ended December 31, 2023, 2022 and 2021.
TSR amounts reported in the graph assume an initial fixed investment of $100, and that all dividends, if any, were reinvested.

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EXECUTIVE COMPENSATION

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EXECUTIVE COMPENSATION

Pay Versus Performance Tabular List
Identified in accordance with the requirements of Item 402(v)(6), the following performance measures, presented in no particular order, represent the most important financial performance measures used by us to link compensation actually paid to our NEOs to performance for the fiscal year ended December 31, 2023:

●	Total Revenue;

●	Adjusted EBITDA Margin; and

●	Total Paying Users.
The Compensation Committee has not historically and does not currently evaluate CAP as calculated pursuant to Item 402(v)(2) as part of its executive compensation determinations; accordingly, the Compensation Committee does not actually use any financial or non-financial
performance measures specifically to link NEO CAP to Company performance.
All information provided above under the “Pay Versus Performance” heading will not be deemed to be incorporated by reference in any filing of our Company under the Securities Act of 1933, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

73

Ownership of Securities

The following table sets forth information regarding the beneficial ownership of shares of our Class A common stock and of Common Units, as of April 8, 2024, by (1) each person known to us to beneficially own more than 5% of any class of the outstanding voting securities of Bumble Inc., (2) each of our directors and named executive officers and (3) all of our directors and executive officers as a group.

The percentage of beneficial ownership of (1) Class A common stock is based upon 126,115,281 shares issued and outstanding and (2) Common Units is based upon 172,356,836 Common Units outstanding (including 126,115,281 Common Units held directly or indirectly by the Company), in each case as of April 8, 2024.

We have determined beneficial ownership in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities. In addition, these rules require that we include shares of Class A common stock and/or Common Units, as applicable, issuable pursuant to the exchange of Common Units, conversion of vested Incentive Units, or otherwise are either immediately exchangeable or convertible within 60 days of April 8, 2024. These securities are deemed to be outstanding and beneficially owned by the person holding those Common Units or Incentive Units, as applicable, for the purpose of computing the percentage ownership of that person, but they are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all securities shown as beneficially owned by them, subject to applicable community property laws.

Except as otherwise noted below, the address for persons listed in the table is c/o Bumble Inc., 1105 West 41st Street, Austin, Texas 78756.

	Class A Common Stock Beneficially Owned(1)		Common Units Beneficially Owned(1)		Combined Voting Power(2)

Name of Beneficial Owner	Number	Percentage	Number	Percentage	Percentage

Parties to our Stockholders Agreement as a group	30,829,963	24.5%	46,192,185	26.8%	89.0%

Blackstone(3)	30,116,110	23.9%	23,961,274	13.9%	62.9%

Whitney Wolfe Herd(4)	713,853	*	22,230,911	12.9%	26.0%

Ann Mather(5)	14,983	*	—	—	*

Lidiane S. Jones	—	—	—	—	—

R. Lynn Atchison(6)	14,983	*	—	—	*

Matthew S. Bromberg(7)	14,983	*	—	—	*

Amy M. Griffin(8)	167,683	*	—	—	*

Sissie L. Hsiao(9)	10,992	*	—	—	*

Jonathan C. Korngold	—	—	—	—	—

Jennifer B. Morgan	—	—	—	—	—

Elisa A. Steele(10)	39,431	*	—	—	*

Pamela A. Thomas-Graham(11)	21,518	*	—	—	*

Anuradha B. Subramanian(12)	156,718	*	—	—	*

Tariq M. Shaukat(13)	120,989	*	—	—	*

Laura Franco(14)	126,968	*	—	—	*

Current directors and executive officers as a group (12 persons)(15)	1,155,144	*	22,230,911	12.9%	26.1%

74	2024 Proxy Statement

OWNERSHIP OF SECURITIES

	Class A Common Stock Beneficially Owned(1)		Common Units Beneficially Owned(1)		Combined Voting Power(2)

Name of Beneficial Owner	Number	Percentage	Number	Percentage	Percentage

Other 5% Stockholders:

The Vanguard Group(16)	10,208,851	8.1%	—	—	1.2%

BlackRock, Inc.(17)	9,915,582	7.9%	—	—	1.2%

*	Represents less than 1%.

(1)

Subject to the terms of the exchange agreement, the Common Units are exchangeable for shares of our Class A common stock on a one-for-one basis. See “Transactions With Related Persons—Exchange Agreement.” Beneficial ownership of Common Units reflected in this table has not also been reflected as beneficial ownership of shares of our Class A common stock for which such units may be exchanged. In calculating the percentage of Common Units beneficially owned, the Common Units held by Bumble Inc. are treated as outstanding.

(2)

Represents percentage of voting power of the Class A common stock and Class B common stock of Bumble Inc. voting together as a single class. In general, each share of our Class A common stock entitles its holder to one vote on all matters on which stockholders of Bumble Inc. are entitled to vote generally. Shares of Class B common stock have no economic rights but each share generally entitles each holder, without regard to the number of shares of Class B common stock held by such holder, to a number of votes that is equal to the aggregate number of Common Units held by such holder on all matters on which stockholders of Bumble Inc. are entitled to vote generally. Holders of shares of our Class B common stock vote together with holders of our Class A common stock as a single class on all matters on which stockholders are entitled to vote generally, except as otherwise required by law. Notwithstanding the foregoing, unless they elect otherwise, each of our Principal Stockholders is entitled to outsized voting rights as follows. Until the High Vote Termination Date (the earlier to occur of (i) seven years from the closing of the IPO and (ii) the date the parties to the stockholders agreement cease to own in the aggregate 7.5% of the outstanding shares of Class A common stock, assuming exchange of all Common Units), each share of Class A common stock held by a Principal Stockholder entitles such Principal Stockholder to ten votes and each Principal Stockholder that holds Class B common stock is entitled, without regard to the number of shares of Class B common stock held by such Principal Stockholder, to a number of votes equal to 10 times the aggregate number of Common Units (including Common Units issued upon conversion of vested Incentive Units) of Bumble Holdings held by such Principal Stockholder. In addition, if, at any time, our Founder is neither an employee nor a director, any Class A common stock or Class B common stock held by our Founder will be entitled to one vote per share (in the case of the Class A common stock) or a number of votes that is equal to the aggregate number of Common Units (including Common Units issued upon conversion of vested Incentive Units) of Bumble Holdings held by our Founder (in the case of the Class B common stock), in each case on all matters on which stockholders of Bumble Inc. are entitled to vote generally.

(3)

Information about the number of shares beneficially owned is based on information reported by the Blackstone Funds (as defined below) on Schedule 13D/A filed with the SEC on March 5, 2024. Reflects 12,802 shares of Class A common stock, 23,700,687 Common Units and one share of Class B common stock directly held by BX Buzz ML-5 Holdco L.P., 213,881 Common Units and one share of Class B common stock directly held by BX Buzz ML-6 Holdco L.P., 46,706 Common Units and one share of Class B common stock directly held by BX Buzz ML-7 Holdco L.P., 1,311,478 shares of Class A common stock directly held by BX Buzz ML-1 Holdco L.P., 18,045,239 shares of Class A common stock directly held by BX Buzz ML-2 Holdco L.P., 2,929,491 shares of Class A common stock directly held by BX Buzz ML-3 Holdco L.P. and 7,817,100 shares of Class A common stock directly held by BX Buzz ML-4 Holdco L.P. (together, the “Blackstone Funds”).

BX Buzz ML-1 GP LLC is the general partner of BX Buzz ML-1 Holdco L.P. BX Buzz ML-2 GP LLC is the general partner of BX Buzz ML-2 Holdco L.P. BX Buzz ML-3 GP LLC is the general partner of BX Buzz ML-3 Holdco L.P. BX Buzz ML-4 GP LLC is the general partner of BX Buzz ML-4 Holdco L.P. BX Buzz ML-5 GP LLC is the general partner of BX Buzz ML-5 Holdco L.P. BX Buzz ML-6 GP LLC is the general partner of BX Buzz ML-6 Holdco L.P. BX Buzz ML-7 GP LLC is the general partner of BX Buzz ML-7 Holdco L.P.

BXG Buzz Holdings L.P. is the sole limited partner of BX Buzz ML-1 Holdco L.P. and the sole member of BX Buzz ML-1 GP LLC. BCP Buzz Holdings L.P. is the sole limited partner of BX Buzz ML-2 Holdco L.P. and the sole member of BX Buzz ML-2 GP LLC. BSOF Buzz Aggregator LLC is the sole limited partner of BX Buzz ML-3 Holdco L.P. and the sole member of BX Buzz ML-3 GP LLC. BTO Buzz Holdings II L.P. is the sole limited partner of BX Buzz ML-4 Holdco L.P. and the sole member of BX Buzz ML-4 GP LLC. Blackstone Buzz Holdings L.P. is the sole limited partner of BX Buzz ML-5 Holdco L.P. and the sole member of BX Buzz ML-5 GP LLC. Blackstone Tactical Opportunities Fund – FD L.P. is the sole limited partner of BX Buzz ML-6 Holdco L.P. and the sole member of BX Buzz ML-6 GP LLC. Blackstone Family Investment Partnership Growth–ESC L.P. is the sole limited partner of BX Buzz ML-7 Holdco L.P. and the sole member of BX Buzz ML-7 GP LLC.

BTO Holdings Manager—NQ L.L.C. is the general partner of Blackstone Buzz Holdings L.P. Blackstone Tactical Opportunities Associates—NQ L.L.C. is the managing member of BTO Holdings Manager—NQ L.L.C. BTOA—NQ L.L.C. is the sole member of Blackstone Tactical Opportunities Associates—NQ L.L.C. Blackstone Tactical Opportunities Associates III—NQ L.P. is the general partner of Blackstone Tactical Opportunities Fund—FD L.P. BTO DE GP—NQ L.L.C. is the general partner of Blackstone Tactical Opportunities Associates III—NQ L.P.

BXG Side-by-Side GP L.L.C. is the general partner of Blackstone Family Investment Partnership—Growth ESC L.P. Blackstone Holdings II L.P. is the sole member of BXG Side-by-Side GP L.L.C.

75

OWNERSHIP OF SECURITIES

BXG Holdings Manager L.L.C. is the general partner of BXG Buzz Holdings L.P. Blackstone Growth Associates L.P. is the managing member of BXG Holdings Manager L.L.C. BXGA L.L.C. is the general partner of Blackstone Growth Associates L.P.

Blackstone Strategic Opportunity Associates L.L.C. is the managing member of BSOF Buzz Aggregator L.L.C. Blackstone Holdings II L.P. is the sole member of Blackstone Strategic Opportunity Associates L.L.C. BCP VII Holdings Manager—NQ L.L.C. is the general partner of BCP Buzz Holdings L.P. Blackstone Management Associates VII NQ L.L.C. is the managing member of BCP VII Holdings Manager—NQ L.L.C. BMA VII NQ L.L.C. is the managing member of Blackstone Management Associates VII NQ L.L.C.

Blackstone Holdings II L.P. is the managing member of each of BTOA—NQ L.L.C., BTO DE GP—NQ L.L.C., BXGA L.L.C., and BMA VII NQ L.L.C. Blackstone Holdings I/II GP L.L.C. is the general partner of Blackstone Holdings II L.P.

BTO Holdings Manager L.L.C. is the general partner of BTO Buzz Holdings II L.P. Blackstone Tactical Opportunities Associates L.L.C. is the managing member of BTO Holdings Manager L.L.C. BTOA L.L.C. is the managing member of Blackstone Tactical Opportunities Associates L.L.C. Blackstone Holdings III L.P. is the managing member of BTOA L.L.C. Blackstone Holdings III GP L.P. is the general partner of Blackstone Holdings III L.P. Blackstone Holdings III GP Management L.L.C. is the general partner of Blackstone Holdings III GP L.P.

Blackstone Inc. is the sole member of Blackstone Holdings I/II GP L.L.C. and Blackstone Holdings III GP Management L.L.C. The sole holder of the Series II preferred stock of Blackstone Inc. is Blackstone Group Management L.L.C. Blackstone Group Management L.L.C. is wholly-owned by Blackstone’s senior managing directors and controlled by its founder, Stephen A. Schwarzman.

Each of the Blackstone entities described in this footnote and Stephen A. Schwarzman may be deemed to beneficially own the securities directly or indirectly controlled by such Blackstone entities or him, but each disclaims beneficial ownership of such securities (other than the Blackstone Funds to the extent of their direct holdings). The address of Mr. Schwarzman and each of the other entities listed in this footnote is c/o Blackstone Inc., 345 Park Avenue, New York, New York 10154.

(4)

Reflects (a) 22,230,911 Common Units and one share of Class B common stock directly held by Beehive Holdings III, LP, (b) 31,054 shares of Class A common stock directly held by Ms. Wolfe Herd, (c) 10,372 shares of Class A common stock which Ms. Wolfe Herd has the right to acquire on or within 60 days of April 8, 2024 through the vesting of restricted stock units, (d) 67,777 shares of Class A common stock which Ms. Wolfe Herd has the right to acquire on or within 60 days of April 8, 2024 through the exercise of stock options, (e) 465,116 shares of Class A common stock held directly by Ms. Wolfe Herd’s spouse, (f) 23,255 shares of Class A common stock held by a trust, of which Ms. Wolfe Herd’s spouse is the trustee and (g) 116,279 shares of Class A common stock held in a foundation over which Ms. Wolfe Herd’s spouse may be deemed to have shared voting and dispositive power. Ms. Wolfe Herd may be deemed to have shared investment and voting power over the shares held by her spouse, the trust and the foundation described herein. The shares of Class A common stock described in (b) through (g) above are entitled to one vote per share.

The general partner of Beehive Holdings II, LP is Beehive Holdings Management II, LLC. The general partner of Beehive Holdings III, LP is Beehive Holdings Management III, LLC. Whitney Wolfe Herd is the sole member of Beehive Holdings Management II, LLC and Beehive Holdings Management III, LLC. The address of Ms. Wolfe Herd and each of the other entities listed in this footnote is c/o Bumble Inc., 1105 West 41st Street, Austin, Texas 78756.

(5)	Reflects 14,983 shares of Class A common stock which Ms. Mather has the right to acquire on or within 60 days of April 8, 2024 through the vesting of restricted stock units.

(6)	Reflects 14,983 shares of Class A common stock which Ms. Atchison has the right to acquire on or within 60 days of April 8, 2024 through the vesting of restricted stock units.

(7)	Reflects 14,983 shares of Class A common stock which Mr. Bromberg has the right to acquire on or within 60 days of April 8, 2024 through the vesting of restricted stock units.

(8)

Reflects (a) 152,700 shares of Class A common stock beneficially owned by Ms. Griffin’s spouse and (b) 14,983 shares of Class A common stock which Ms. Griffin has the right to acquire on or within 60 days of April 8, 2024 through the vesting of restricted stock units. Ms. Griffin may be deemed to have shared investment and voting power over the shares beneficially owned by her spouse.

(9)	Reflects 10,992 shares of Class A common stock which Ms. Hsiao has the right to acquire on or within 60 days of April 8, 2024 through the vesting of restricted stock units.

(10)

Reflects (a) 24,448 shares of Class A common stock directly held by Ms. Steele and (b) 14,983 shares of Class A common stock which Ms. Steele has the right to acquire on or within 60 days of April 8, 2024 through the vesting of restricted stock unit.

(11)

Reflects (a) 6,535 shares of Class A common stock directly held by Ms. Thomas-Graham and (b) 14,983 shares of Class A common stock which Ms. Thomas-Graham has the right to acquire on or within 60 days of April 8, 2024 through the vesting of restricted stock units.

(12)

Reflects (a) 26,640 shares of Class A common stock directly held by Ms. Subramanian, (b) 5,048 shares of Class A common stock which Ms. Subramanian has the right to acquire on or within 60 days of April 8, 2024 through the vesting of restricted stock units and (c) 125,030 shares of Class A common stock which Ms. Subramanian has the right to acquire on or within 60 days of April 8, 2024 through the exercise of stock options.

(13)

Reflects (a) 20,315 shares of Class A common stock directly held by Mr. Shaukat and (b) 100,674 shares of Class A common stock which Mr. Shaukat has the right to acquire on or within 60 days of April 8, 2024 through the exercise of stock options. Mr. Shaukat resigned effective August 28, 2023.

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OWNERSHIP OF SECURITIES

(14)

Reflects (a) 27,524 shares of Class A common stock directly held by Ms. Franco and (b) 99,444 shares of Class A common stock which Ms. Franco has the right to acquire on or within 60 days of April 8, 2024 through the exercise of stock options. Ms. Franco resigned effective February 16, 2024.

(15)

Reflects (a) 846,027 shares of Class A common stock beneficially owned by our directors and executive officers, (b) 22,230,911 Common Units beneficially owned by our directors and executive officers and (c) 116,310 shares of Class A common stock which our directors and executive officers have the right to acquire on or within 60 days of April 8, 2024 through the vesting of restricted stock units and (d) 192,807 shares of Class A common stock which our directors and executive officers have the right to acquire on or within 60 days of April 8, 2024 through the exercise of stock options.

(16)

Information about shares beneficially owned is based on information reported by The Vanguard Group on Schedule 13G/A filed with the SEC on February 13, 2024, in which The Vanguard Group reported that it has sole dispositive power with respect to 10,041,908 shares of Class A common stock, shared dispositive power with respect to 166,943 shares of Class A common stock, sole voting power with respect to 0 shares of Class A common stock and shared voting power with respect to 66,276 shares of Class A common stock. The Vanguard Group listed its address as 100 Vanguard Blvd., Malvern, PA 19355.

(17)

Information about shares beneficially owned is based on information reported by BlackRock, Inc., on Schedule 13G filed with the SEC on January 26, 2024, in which BlackRock, Inc. reported that it has sole dispositive power with respect to 9,915,582 shares of Class A common stock, shared dispositive power with respect to 0 shares of Class A common stock, sole voting power with respect to 9,434,065 shares of Class A common stock and shared voting power with respect to 0 shares of Class A common stock. BlackRock, Inc. listed its address as 50 Hudson Yards, New York, NY 10001.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires the Company’s executive officers and directors, and persons who beneficially own more than 10% of the outstanding shares of our Class A common stock, to file reports regarding their stock ownership and subsequent changes to their ownership with the SEC. Based upon the Company’s compliance program, a review of the reports filed with the SEC and written representations from our executive officers and directors, the Company believes that during 2023 its executive officers, directors and greater than 10% beneficial owners complied with all applicable Section 16(a) filing requirements, except that one of our Directors, Elisa A. Steele, did not timely file a Form 4 for a conversion of Incentive Units into shares of Class A common stock that occurred on August 10, 2023, which was ultimately reported in a Form 5 filed on February 14, 2024.

77

Transactions With Related Persons

Statement of Policy Regarding Transactions with Related Persons

Our Board of Directors has adopted a written policy regarding transactions with related persons, which we refer to as our “Related Person Transaction Policy,” to assist it in reviewing, approving and ratifying transactions with related persons and to assist us in the preparation of related disclosures required by the SEC. This Related Person Transaction Policy supplements our other policies that may apply to transactions with related persons, such as our Corporate Governance Guidelines and our Code of Conduct. Our Related Person Transaction Policy requires that each “related person transaction” (defined as any transaction that is anticipated would be reportable by us under Item 404(a) of Regulation S-K in which we were or are to be a participant and the amount involved exceeds $120,000 and in which any “related person” (as defined Item 404(a) of Regulation S-K) had or will have a direct or indirect material interest) be reviewed and approved or ratified by an approving body composed of disinterested and independent members of the Board of Directors or any committee of the Board of Directors. Except as otherwise noted, our Board of Directors has designated the Audit and Risk Committee to serve as the approving body for this purpose. In its review, the Audit and Risk Committee will consider the relevant facts and circumstances, including:

●	the related person’s relationship with the Company and interest in the transaction;

●	the material terms of the transaction;

●	the importance and fairness of the transaction both to Bumble and the related person;

●	the business rationale for entering into the transaction;

●	whether the transaction would likely impair the judgment of a director or executive officer to act in the best interest of Bumble;

●	whether the value and terms of the transaction are substantially similar as compared to those of similar transactions previously entered into by Bumble with non-related persons, if any; and

●

with respect to a non-employee director or nominee, whether the transaction would compromise the director’s independence under our Corporate Governance Guidelines, the Nasdaq listing standards (including those applicable to committee service) and Rule 10A-3 of the Exchange Act, if such non-employee director serves on the Audit and Risk Committee, or status as a “non-employee director” under Rule 16b-3 of the Exchange Act, if such non-employee director serves on the Compensation Committee.

The Audit and Risk Committee will not approve or ratify a related person transaction unless, after considering all relevant information, it has determined that the transaction is in, or is not inconsistent with, the best interests of the Company. The Audit and Risk Committee may also conclude, upon review of all relevant information, that the transaction does not constitute a related person transaction and thus that no further review is required under the policy.

Stockholders Agreement

In connection with our IPO, we entered into a stockholders agreement with our Principal Stockholders. This agreement requires us to, among other things, nominate a number of individuals designated by our Sponsor for election as our directors at any meeting of our stockholders (each a “Sponsor Director”) such that, upon the election of each such individual, and each other individual nominated by or at the direction of our Board of Directors or a duly-authorized committee of the Board, as a director of our Company, the number of Sponsor Directors serving as directors of our Company will be equal to: (i) if our Sponsor, entities affiliated with Accel Partners LP (our “Co-Investor”) and their affiliates together continue to beneficially own at least 50% of the outstanding shares of Class A common stock, assuming exchange of all Common Units, the lowest whole number that is greater than 50% of the total number of directors comprising our Board of Directors; (ii) if our Sponsor, our Co-Investor and their affiliates together continue to beneficially own at least 40% (but less than 50%) of the outstanding shares of Class A common stock, assuming exchange of all Common Units, the lowest whole number that is at least 40% of the total

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number of directors comprising our Board of Directors; (iii) if our Sponsor, our Co-Investor and their affiliates together continue to beneficially own at least 30% (but less than 40%) of the outstanding shares of Class A common stock, assuming exchange of all Common Units, the lowest whole number that is at least 30% of the total number of directors comprising our Board of Directors; (iv) if our Sponsor, our Co-Investor and their affiliates together continue to beneficially own at least 20% (but less than 30%) of the outstanding shares of Class A common stock, assuming exchange of all Common Units, the lowest whole number that is at least 20% of the total number of directors comprising our Board of Directors; and (v) if our Sponsor, our Co-Investor and their affiliates together continue to beneficially own at least 5% (but less than 20%) of the outstanding shares of Class A common stock, assuming exchange of all Common Units, the lowest whole number that is at least 10% of the total number of directors comprising our Board of Directors. In addition, for so long as our Sponsor, our Co-Investor and their affiliates together continue to beneficially own at least 5% of the outstanding shares of Class A common stock, assuming exchange of all Common Units, our Sponsor will have the right to appoint a non-voting observer to attend meetings of our Board of Directors. For so long as the stockholders agreement remains in effect, Sponsor Directors may be removed only with the consent of our Sponsor. In the case of a vacancy on our Board created by the removal or resignation of a Sponsor Director, the stockholders agreement will require us to nominate an individual designated by our Sponsor for election to fill the vacancy. Additionally, our Sponsor must consent to any increase or decrease in the total number of directors on our Board of Directors. The stockholders agreement and our Amended and Restated Certificate of Incorporation (the “Charter”) and Bylaws require that certain amendments to our Charter and Bylaws, and any change to the number of our directors, will require the consent of our Sponsor.

In addition, the stockholders agreement permits our Sponsor and its affiliates to assign their rights and obligations under the agreement, in whole or in part, without our prior written consent, including the ability to designate an assignee as a “Principal Stockholder” for the purposes of the voting provisions of our Charter. Furthermore, the stockholders agreement also requires us to cooperate with our Sponsor in connection with certain future pledges, hypothecations, grants of security interest in or transfers (including to third party investors) of any or all of the Common Units held by our Sponsor, including to banks or financial institutions as collateral or security for loans, advances or extensions of credit. Moreover, our Sponsor has certain customary information rights pursuant to the stockholders agreement.

Additionally, the stockholders agreement grants our Founder the right to nominate one director to our Board of Directors for so long as our Founder beneficially owns at least 50% of the Common Units beneficially owned by our Founder as of the closing of the Sponsor Acquisition (as described below) (as appropriately adjusted for any stock split, stock dividend, combination, reclassification, recapitalization, merger, consolidation, exchange or the like).

Exchange Agreement

In connection with our IPO and related transactions, we entered into an exchange agreement with the holders of our Common Units, including our Sponsor and our Founder, pursuant to which each holder of Common Units (including Common Units issued upon conversion of vested Incentive Units) (and certain permitted transferees thereof) may on a quarterly basis (subject to the terms of the exchange agreement) exchange their Common Units for shares of Class A common stock of Bumble on a one-for-one basis, subject to customary conversion rate adjustments for stock splits, stock dividends and reclassifications. In addition, subject to certain requirements, our Sponsor and our Founder are generally permitted to exchange Common Units for our Class A common stock from and after the closing of our IPO provided that the number of Common Units surrendered in such exchanges during any 30 calendar day period represent, in the aggregate, greater than 2% of total interests in partnership capital or profits. Any Class A common stock received by our Sponsor or our Founder in any such exchange during a restricted period would be subject to applicable restrictions. The exchange agreement also provides that a holder of Common Units will not have the right to exchange Common Units if Bumble determines that such exchange would be prohibited by law or regulation or would violate other agreements with Bumble to which the holder of Common Units may be subject. Bumble may impose additional restrictions on exchange that it determines to be necessary or advisable so that Bumble Holdings is not treated as a “publicly traded partnership” for U.S. federal income tax purposes. As a holder exchanges Common Units for shares of Class A common stock, the number of Common Units held by Bumble is correspondingly increased as it acquires the exchanged Common Units.

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Registration Rights Agreement

In connection with our IPO and related transactions, we entered into a registration rights agreement with our Principal Stockholders and our Co-Investor, which provides for customary “demand” registrations and “piggyback” registration rights. The registration rights agreement also provides that we will pay certain expenses relating to such registrations and indemnify the registration rights holders against (or make contributions in respect of) certain liabilities which may arise under the Securities Act of 1933, as amended.

Tax Receivable Agreement

In connection with our IPO and related transactions, Bumble entered into a tax receivable agreement with certain of our pre-IPO owners, including our Sponsor and our Founder, that provides for the payment by Bumble to such pre-IPO owners of 85% of the benefits, if any, that Bumble actually realizes, or is deemed to realize (calculated using certain assumptions), as a result of (i) Bumble’s allocable share of existing tax basis acquired in our IPO, (ii) increases in Bumble’s allocable share of existing tax basis and adjustments to the tax basis of the tangible and intangible assets of Bumble Holdings as a result of sales or exchanges of Common Units (including Common Units issued upon conversion of vested Incentive Units) for shares of Class A common stock in connection with or after our IPO and (iii) Bumble’s utilization of certain tax attributes of certain entities that are taxable as corporations for U.S. federal income tax purposes in which the pre-IPO owners that received shares of Class A common stock pursuant to the Blocker Restructuring (as defined below) held interests prior to the IPO (the “Blocker Companies”) (including the Blocker Companies’ allocable share of existing tax basis) and (iv) certain other tax benefits related to entering into the tax receivable agreement, including tax benefits attributable to payments under the tax receivable agreement. There is significant existing tax basis in the assets of Bumble Holdings as a result of the Sponsor Acquisition, and subsequent sales or exchanges of Common Units (including Common Units issued upon conversion of vested Incentive Units) are expected to result in increases in the tax basis of the assets of Bumble Holdings. The existing tax basis, increases in existing tax basis and tax basis adjustments generated over time may increase (for tax purposes) the depreciation and amortization deductions available to Bumble and, therefore, may reduce the amount of U.S. federal, state and local tax that Bumble would otherwise be required to pay in the future, although the IRS may challenge all or part of the validity of that tax basis, and a court could sustain such a challenge. Bumble’s allocable share of existing tax basis acquired in our IPO and the increase in Bumble’s allocable share of existing tax basis and the anticipated tax basis adjustments upon purchases or exchanges of Common Units (including Common Units issued upon conversion of vested Incentive Units) for shares of Class A common stock may also decrease gains (or increase losses) on future dispositions of certain assets to the extent tax basis is allocated to those assets. Actual tax benefits realized by Bumble may differ from tax benefits calculated under the tax receivable agreement as a result of the use of certain assumptions in the tax receivable agreement, including the use of an assumed weighted-average state and local income tax rate to calculate tax benefits. The payment obligation under the tax receivable agreement is an obligation of Bumble and not of Bumble Holdings. Bumble expects to benefit from the remaining 15% of cash tax benefits, if any, it realizes from such tax benefits. For purposes of the tax receivable agreement, the cash tax benefits will be computed by comparing the actual income tax liability of Bumble to the amount of such taxes that Bumble would have been required to pay had there been no existing tax basis, no anticipated tax basis adjustments of the assets of Bumble Holdings as a result of purchases or exchanges and no utilization of certain tax attributes of the Blocker Companies (including the Blocker Companies’ allocable share of existing tax basis), and had Bumble not entered into the tax receivable agreement. The actual and hypothetical tax liabilities determined in the tax receivable agreement will be calculated using the actual U.S. federal income tax rate in effect for the applicable period and an assumed, weighted-average state and local income tax rate based on apportionment factors for the applicable period (along with the use of certain other assumptions). The term of the tax receivable agreement will continue until all such tax benefits have been utilized or expired, unless Bumble exercises its right to terminate the tax receivable agreement early, certain changes of control occur (as described in more detail below) or Bumble breaches any of its material obligations under the tax receivable agreement, in which case all obligations generally will be accelerated and due as if Bumble had exercised its right to terminate the tax receivable agreement. The payment to be made upon an early termination of the tax receivable agreement will generally equal the present value of payments to be made under the tax receivable agreement using certain assumptions. Estimating the amount of payments that may be made under the tax receivable agreement is by its nature imprecise, insofar as the calculation of amounts payable depends on a variety of factors. The increase in Bumble’s allocable share of existing tax basis and the anticipated tax basis adjustments upon the purchase or

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exchange of Common Units (including Common Units issued upon conversion of vested Incentive Units) for shares of Class A common stock, as well as the amount and timing of any payments under the tax receivable agreement, will vary depending upon a number of factors, including:

●

the timing of purchases or exchanges—for instance, the increase in any tax deductions will vary depending on the fair market value, which may fluctuate over time, of the depreciable or amortizable assets of Bumble Holdings at the time of each purchase or exchange. In addition, the increase in Bumble’s allocable share of existing tax basis acquired upon the future exchange of Common Units (including Common Units issued upon conversion of vested Incentive Units) for shares of Class A common stock will vary depending on the amount of remaining existing tax basis at the time of such purchase or exchange;

●

the price of shares of our Class A common stock at the time of the purchase or exchange—the increase in any tax deductions, as well as the tax basis increase in other assets, of Bumble Holdings, is directly proportional to the price of shares of our Class A common stock at the time of the purchase or exchange;

●

the extent to which such purchases or exchanges do not result in a basis adjustment—if a purchase or an exchange does not result in an increase to the existing basis, increased deductions will not be available;

●

the amount of tax attributes—the amount of applicable tax attributes of the Blocker Companies at the time of certain restructuring transactions in connection with the IPO that resulted in the acquisition by certain pre-IPO owners of shares of Class A common stock in exchange for their ownership interests in the Blocker Companies and Bumble acquiring an equal number of outstanding Common Units (the “Blocker Restructuring”) will impact the amount and timing of payments under the tax receivable agreement;

●

changes in tax rates—payments under the tax receivable agreement will be calculated using the actual U.S. federal income tax rate in effect for the applicable period and an assumed, weighted-average state and local income tax rate based on apportionment factors for the applicable period, so changes in tax rates will impact the magnitude of cash tax benefits covered by the tax receivable agreement and the amount of payments under the tax receivable agreement; and

●

the amount and timing of our income—Bumble is obligated to pay 85% of the cash tax benefits under the tax receivable agreement as and when realized. If Bumble does not have taxable income, Bumble is not required (absent a change of control or circumstances requiring an early termination payment) to make payments under the tax receivable agreement for a taxable year in which it does not have taxable income because no cash tax benefits will have been realized. However, any tax attributes that do not result in realized benefits in a given tax year will likely generate tax attributes that may be utilized to generate benefits in previous or future tax years. The utilization of such tax attributes will result in cash tax benefits that will result in payments under the tax receivable agreement.

We expect that as a result of the size of Bumble’s allocable share of existing tax basis acquired in our IPO (including such existing tax basis acquired from the Blocker Companies pursuant to the Blocker Restructuring), the increase in Bumble’s allocable share of existing tax basis and the anticipated tax basis adjustment of the tangible and intangible assets of Bumble Holdings upon the purchase or exchange of Common Units (including Common Units issued upon conversion of vested Incentive Units) for shares of Class A common stock and our possible utilization of certain tax attributes, the payments that we may make under the tax receivable agreement will be substantial. There may be a material negative effect on our liquidity if, as a result of timing discrepancies or otherwise, the payments under the tax receivable agreement exceed the actual cash tax benefits that Bumble realizes in respect of the tax attributes subject to the tax receivable agreement and/or if distributions to Bumble by Bumble Holdings are not sufficient to permit Bumble to make payments under the tax receivable agreement after it has paid taxes and other expenses. Late payments under the tax receivable agreement generally will accrue interest at an uncapped rate equal to the Benchmark Rate (as defined below) plus 500 basis points. The payments under the tax receivable agreement are not conditioned upon continued ownership of us by the pre-IPO owners. Effective June 30, 2023, by operation of the Adjustable Interest Rate (LIBOR) Act of 2022 (the “LIBOR Act”), the benchmark rate under the tax receivable agreement is the Secured Overnight Financing Rate (SOFR) as adjusted by the applicable tenor spread adjustment prescribed by the LIBOR Act (as adjusted, the “Benchmark Rate”).

In addition, Bumble may elect to terminate the tax receivable agreement early by making an immediate payment equal to the present value of the anticipated future cash tax benefits with respect to all Common Units (including

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Common Units issued or that would be issued upon the conversion of vested Incentive Units entitled to convert to Common Units). In determining such anticipated future cash tax benefits, the tax receivable agreement includes several assumptions, including that (i) any Common Units (including Common Units issued or that would be issued upon the conversion of vested Incentive Units entitled to convert to Common Units) that have not been exchanged are deemed exchanged for the market value of the shares of Class A common stock at the time of termination, (ii) Bumble will have sufficient taxable income in each future taxable year to fully realize all potential tax benefits, (iii) Bumble will have sufficient taxable income to fully utilize any remaining net operating losses subject to the tax receivable agreement on a straight line basis over the shorter of the statutory expiration period for such net operating losses or the five-year period after the early termination or change in control, (iv) the tax rates for future years will be those specified in the law as in effect at the time of termination and (v) certain non-amortizable assets are deemed disposed of within specified time periods. In addition, the present value of such anticipated future cash tax benefits are discounted at a rate equal to the lesser of (i) 6.5% per annum and (ii) the Benchmark Rate plus 100 basis points. Based upon certain assumptions, we estimate that if Bumble had exercised its termination right as of December 31, 2023, the aggregate amount of the early termination payments before application of the discount rate required under the tax receivable agreement would have been approximately $935.3 million. The foregoing number is merely an estimate and the actual payments could differ materially.

Furthermore, in the event of certain changes of control, if Bumble breaches any of its material obligations under the tax receivable agreement and in certain events of bankruptcy or liquidation, the obligations of Bumble would be automatically accelerated and be immediately due and payable, and Bumble would be required to make an immediate payment equal to the present value of the anticipated future cash tax benefit with respect to all Common Units (including Common Units issued or that would be issued upon the conversion of vested Incentive Units entitled to convert to Common Units), calculated based on the valuation assumptions described above. As a result, Bumble could be required to make payments under the tax receivable agreement that are greater than the specified percentage of the actual cash tax benefits that Bumble realizes in respect of the tax attributes subject to the tax receivable agreement or that are prior to the actual realization, if any, of such future tax benefits. In these situations, our obligations under the tax receivable agreement could have a substantial negative impact on our liquidity. Changes in law or changes in tax rates following the date of acceleration may also result in payments being made in excess of the future tax benefits, if any.

Decisions made by our pre-IPO owners in the course of running our business may influence the timing and amount of payments that are received by an exchanging or selling existing owner under the tax receivable agreement. For example, the earlier disposition of assets following an exchange or acquisition transaction generally will accelerate payments under the tax receivable agreement and increase the present value of such payments, and the disposition of assets before an exchange or acquisition transaction will increase an existing owner’s tax liability without giving rise to any rights of an existing owner to receive payments under the tax receivable agreement.

Payments under the tax receivable agreement will be based on the tax reporting positions that we will determine. Bumble will not be reimbursed for any payments previously made under the tax receivable agreement if Bumble’s allocable share of existing tax basis acquired in our IPO and increased upon the purchase or exchange of Common Units (including Common Units issued upon conversion of vested Incentive Units) for shares of Class A common stock, the anticipated tax basis adjustments or our utilization of tax attributes are successfully challenged by the IRS, although such amounts may reduce our future obligations, if any, under the tax receivable agreement. As a result, in certain circumstances, payments could be made under the tax receivable agreement in excess of the Bumble’s cash tax benefits. In the fiscal year ended December 31, 2023, we made payments to related persons under the tax receivable agreement of approximately $8.9 million. In the three months ended March 31, 2024, we made payments under the tax receivable agreement of approximately $23.1 million.

Bumble Holdings Amended and Restated Limited Partnership Agreement

As a result of our IPO and related transactions, Bumble holds Common Units in Bumble Holdings and became the general partner of Bumble Holdings. Accordingly, Bumble operates and controls all of the business and affairs of Bumble Holdings, has the obligation to absorb losses and receive benefits from Bumble Holdings, and consolidates the financial results of Bumble Holdings and, through Bumble Holdings and its operating entity subsidiaries, conducts our business.

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Pursuant to the amended and restated limited partnership agreement of Bumble Holdings among Bumble, as general partner, and the pre-IPO owners that held Common Units following the Reclassification, including our Sponsor and our Founder, as limited partners, Bumble has the right to determine when distributions will be made to holders of Common Units and the amount of any such distributions. If a distribution is authorized, such distribution will be made to the holders of Common Units and any participating Incentive Units (as described below) pro rata in accordance with the percentages of their respective Common Units or Incentive Units, as applicable, held. Incentive Units initially are not entitled to receive distributions (other than tax distributions) until holders of Common Units have received a minimum return as provided in the amended and restated limited partnership agreement of Bumble Holdings. However, Incentive Units have the benefit of adjustment provisions that reduce the participation threshold for distributions in respect of which they do not participate until there is no participation threshold, at which time the Incentive Units will participate pro rata with distributions on Common Units.

The holders of Common Units and Incentive Units, including Bumble, will incur U.S. federal, state and local income taxes on their proportionate share of any taxable income of Bumble Holdings. Net profits and net losses of Bumble Holdings will generally be allocated to its holders (including Bumble) pro rata in accordance with the percentages of their respective Common Units or Incentive Units held, except as otherwise required by law. The amended and restated limited partnership agreement of Bumble Holdings provides for cash distributions, which we refer to as “tax distributions,” to the holders of Common Units and Incentive Units if Bumble, as the general partner of Bumble Holdings, determines that a holder, by reason of holding Common Units or Incentive Units, as applicable, incurs an income tax liability. Generally, these tax distributions will be computed based on our estimate of the net taxable income of Bumble Holdings allocated to the holder of Common Units or Incentive Units that receives the greatest proportionate allocation of income multiplied by an assumed tax rate equal to the highest effective marginal combined U.S. federal, state and local income tax rate prescribed for an individual or corporation residing in New York, New York, whichever is higher. Tax distributions will be pro rata as among the Common Units and, unless an adjustment to their participation threshold has been made in lieu of such participation, will be pro rata as among the Incentive Units (other than unvested Incentive Units).

Subject to certain restrictions, pursuant to the terms of the amended and restated limited partnership agreement of Bumble Holdings, the holders of vested Incentive Units will have the right to convert their vested Incentive Units into a number of Common Units of Bumble Holdings that will generally be equal to (a) the product of the number of vested Incentive Units to be converted with a given per unit participation threshold and then-current difference between the per share value of a Common Unit at the time of the conversion (based on the public trading price of a share of Class A common stock) and the per unit participation threshold of such vested Incentive Units divided by (b) the per unit value of a Common Unit at the time of the conversion (based on the public trading price of a share of Class A common stock). Common Units received upon conversion will be exchangeable on a one-for-one basis for shares of Class A common stock of Bumble in accordance with the terms of the exchange agreement as described above. An unvested Incentive Unit will not be exchangeable unless and until such Incentive Unit vests. The Incentive Units will automatically be converted into Common Units in accordance with the foregoing formula on the date that is seven years from the date of the Reclassification.

Pursuant to the amended and restated limited partnership agreement of Bumble Holdings, certain actions of Bumble Holdings or its subsidiaries require the prior approval of our Founder. Subject to the exceptions and qualifications provided in the amended and restated limited partnership agreement, these matters include: (i) any issuance or transfer of any equity securities of any subsidiary of Bumble Holdings to our Sponsor, (ii) any repurchase or redemption of equity securities of Bumble Holdings or its subsidiaries, (iii) entering into, amending or modifying, or waiving any provision of, any agreement or transaction with or involving our Sponsor or any of its affiliates, other than ordinary course commercial agreements and certain other transactions, (iv) non-pro rata distributions by Bumble Holdings, (v) with respect to any tax matter, taking any action that would reasonably be expected to have a materially adverse and disproportionate effect on our Founder relative to any other limited partner, (vi) the creation of any tax receivable agreement or similar agreement in which our Founder does not participate on substantially similar terms to our Sponsor, (vii) the conversion or exchange of our Founder’s Common Units in certain transactions, and (viii) entering into any agreement or commitment to do any of the foregoing. The foregoing approval rights of our Founder will terminate at such time as our Founder no longer beneficially owns at least 50% of the Common Units beneficially owned by our Founder as of the closing of the Sponsor Acquisition (as

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appropriately adjusted for any stock split, stock dividend, combination, reclassification, recapitalization, merger, consolidation, exchange or the like).

The amended and restated limited partnership agreement of Bumble Holdings also provides that substantially all expenses incurred by or attributable to Bumble (such as expenses incurred in connection with our March 2023 secondary offering of shares of Company Class A common stock described below and expenses incurred by Bumble in our December 2023 Sponsor Repurchase Transaction (as discussed below)), but not including obligations incurred under the tax receivable agreement by Bumble, income tax expenses of Bumble and payments on indebtedness incurred by Bumble, will be borne by Bumble Holdings.

Support and Services Agreement

In connection with the closing of the Sponsor Acquisition, Bumble Holdings and Buzz Merger Sub Ltd. entered into a support and services agreement (the “Support and Services Agreement”) with Blackstone Buzz Holdings L.P. (“BBH”), an affiliate of our Sponsor. Under the Support and Services Agreement, we reimburse BBH and its affiliates for expenses related to support services customarily provided by our Sponsor’s portfolio operations group to our Sponsor’s portfolio companies, as well as healthcare-related services provided by our Sponsor’s Equity Healthcare group and our Sponsor’s group purchasing program. The Support and Services Agreement also requires us to, among other things, make certain information available to our Sponsor and to indemnify BBH and its affiliates against certain claims.

For the year ended December 31, 2023, we reimbursed BBH and its affiliates approximately $501,000 pursuant to the Support and Services Agreement.

Sponsor Acquisition

In November 2019, Bumble Holdings entered into the Acquisition Agreement with Worldwide Vision Limited and the other parties thereto. Under the terms of the Acquisition Agreement, Worldwide Vision Limited would be merged with and into Buzz Merger Sub Ltd., a wholly owned indirect subsidiary of Bumble Holdings (the “Merger”). Concurrently with the execution of the Acquisition Agreement, Bumble Holdings entered into a Founder Agreement with our Founder (the “Founder Agreement”). Under the terms of the Founder Agreement, our Founder agreed, among other things, to contribute all of the shares held by our Founder in Bumble Holding Limited, an indirect subsidiary of Worldwide Vision Limited (“Bumble Holding Limited”), to Bumble Holdings concurrently with the closing of the Merger in exchange for a combination of cash and certain equity interests in Bumble Holdings. The Merger and the other transactions contemplated by the Acquisition Agreement and the Founder Agreement (such transactions, the “Sponsor Acquisition”) were consummated on January 29, 2020 (the “Sponsor Acquisition Closing”).

The former shareholders of Worldwide Vision Limited and our Founder are entitled to certain contingent deferred consideration in connection with the Sponsor Acquisition. Under the terms of the Acquisition Agreement, if our Sponsor receives cash dividends, distributions or other payments from Bumble Holdings that in the aggregate equal 2.5 times our Sponsor’s aggregate investment in Bumble Holdings, Bumble Holdings will not be permitted to make any further dividend, distribution or other payment to its unitholders until it has paid an aggregate amount equal to $150 million pro rata to the former shareholders of Worldwide Vision Limited and our Founder.

Restrictive Covenant Agreement

In November 2019, in connection with the signing of the Acquisition Agreement and as a condition to the Sponsor Acquisition Closing, our Founder and Bumble Holdings entered into a Restrictive Covenant Agreement pursuant to which our Founder has agreed to certain restrictive covenants, including confidentiality of information, noncompetition and non-solicitation covenants, and a covenant not to acquire beneficial ownership or voting control, or provide any loan or financial assistance to, any person or entity that engages in a competitive business with our business (the “non-investment covenant”). The confidentiality covenant has an indefinite term, and the noncompetition covenant, the non-solicitation covenant and the non-investment covenant were effective until January 29, 2023.

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Trademark Assignment and License

In January 2020, in connection with the closing of the Sponsor Acquisition, our Founder and Bumble Holding Limited entered into a Trademark Assignment and License pursuant to which (i) our Founder assigned ownership of the trademark MAKE THE FIRST MOVE (the “Mark”) to Bumble Holding Limited and (ii) Bumble Holding Limited licensed the Mark back to Founder on a non-exclusive, worldwide, royalty-free and fully paid up basis for Founder’s use in certain circumstances.

Underwriting of Secondary Offering

In March 2023, we conducted a secondary offering of shares of Company Class A common stock. The Company did not sell any shares of Class A common stock in the offering and did not receive any proceeds from the offering. Blackstone Securities Partners, L.P., an affiliate of Blackstone, served as underwriter of 1,375,000 of the 13,750,000 shares of Class A common stock sold in our March 2023 secondary offering, with underwriting discounts and commissions of $0.627 per share paid by the selling stockholders (which included our CEO, Whitney Wolfe Herd), for an aggregate amount of $862,125.

Sponsor Repurchase Transactions

On December 3, 2023, Bumble and Bumble Holdings entered into an agreement with certain entities affiliated with our Sponsor whereby (i) Bumble agreed to repurchase 4,012,101 shares of its Class A common stock owned by certain entities affiliated with our Sponsor and (ii) Bumble Holdings agreed to repurchase 3,192,146 Common Units (the Common Units and the shares of Class A common stock are collectively referred to herein as the “Equity Interests”) from certain entities affiliated with our Sponsor in a private transaction at a price per Equity Interest of $13.8807, for an aggregate purchase price of $100.0 million (the “2023 Sponsor Repurchase”).

On March 3, 2024, Bumble and Bumble Holdings entered into an agreement with certain entities affiliated with our Sponsor whereby (i) Bumble agreed to repurchase 2,509,316 shares of its Class A common stock owned by certain entities affiliated with our Sponsor and (ii) Bumble Holdings agreed to repurchase 1,996,487 Common Units from certain entities affiliated with our Sponsor in a private transaction at a price per Equity Interest of $11.0968, for an aggregate purchase price of $50.0 million (the “2024 Sponsor Repurchase”).

Each of the 2023 Sponsor Repurchase and the 2024 Sponsor Repurchase was made under the Company’s existing share repurchase program and was approved by a special committee of our Board of Directors, consisting solely of independent directors not affiliated with our Sponsor, pursuant to authority delegated to it by our Board of Directors.

Commercial Transactions with Sponsor Portfolio Companies

Our Sponsor and its affiliates have ownership interests in a broad range of companies. We have entered and may in the future enter into commercial transactions in the ordinary course of our business with some of these companies, including the sale of goods and services and the purchase of goods and services. None of these transactions or arrangements has been or is expected to be material to us.

The Company uses Liftoff Mobile Inc., a company in which Blackstone affiliated funds hold a controlling interest since March 2021, for marketing and advertising purposes. During the year ended December 31, 2023, the Company incurred marketing costs related to these transactions of $5.6 million, which are included within selling and marketing expense in the consolidated statements of operations in our Annual Report on Form 10-K for the year ended December 31, 2023. During the year ended December 31, 2023, the Company also recognized advertising revenues related to these transactions of approximately $788,000, which are included within revenue in the consolidated statements of operations in our Annual Report on Form 10-K for the year ended December 31, 2023.

The Company uses TaskUs Inc., a company in which Blackstone-affiliated funds hold an ownership interest, for moderator services. During the year ended December 31, 2023, the Company incurred costs related to these transactions of $5.5 million, which are included within cost of revenue in the consolidated statements of operations in our Annual Report on Form 10-K for the year ended December 31, 2023.

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Stockholder Proposals for the 2025 Annual Meeting

If any stockholder wishes to propose a matter for consideration at our 2025 annual meeting of stockholders (the “2025 Annual Meeting”), the proposal should be mailed by certified mail return receipt requested, to our Secretary, Bumble, Inc., 1105 West 41st Street, Austin, TX 78756. To be eligible under the SEC’s stockholder proposal rule (Rule 14a-8(e) of the Exchange Act) for inclusion in our proxy statement for the 2025 Annual Meeting, a proposal must be received by our Secretary on or before December 20, 2024. Failure to deliver a proposal in accordance with this procedure may result in it not being deemed timely received.

In addition, our Bylaws permit stockholders to nominate candidates for director and present other business for consideration at our annual meeting of stockholders. To make a director nomination or present other business for consideration at the 2025 Annual Meeting, you must submit a timely notice in accordance with the procedures described in our Bylaws. To be timely, a stockholder’s notice must be delivered to the Secretary at the principal executive offices of our Company not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting. Therefore, to be presented at our 2025 Annual Meeting, such a proposal must be received on or after February 5, 2025, but not later than March 7, 2025. In the event that the date of the 2025 Annual Meeting is advanced by more than 30 days, or delayed by more than 70 days, from the anniversary date of this year’s Annual Meeting of Stockholders, notice by the stockholder to be timely must be so delivered not earlier than the 120th day prior to the 2025 Annual Meeting and not later than the close of business on the later of the 90th day prior to the 2025 Annual Meeting or the tenth day following the day on which public announcement of the date of the 2025 Annual Meeting is first made. The Bylaws have additional requirements that must also be followed in connection with submitting nominations or other business at an annual meeting.

In addition to satisfying the foregoing requirements under our Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 7, 2025.

86	2024 Proxy Statement

Cautionary Statement Regarding Forward-Looking Statements

This Proxy Statement contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect the current views of our management with respect to, among other things, our operations, our business strategy and plans, our objectives and initiatives, our financial performance and our industry. Forward-looking statements include all statements that are not historical facts. In some cases, you can identify these forward-looking statements by the use of words such as “outlook,” “believe(s),” “expect(s),” “potential,” “continue(s),” “may,” “will,” “should,” “could,” “would,” “seek(s),” “predict(s),” “intend(s),” “trends,” “plan(s),” “estimate(s),” “anticipates,” “projection,” “will likely result” and or the negative version of these words or other comparable words of a future or forward-looking nature, although not all forward-looking statements contain these words. Such forward-looking statements are based upon various estimates and assumptions, as well as information known to us as of the date hereof and are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements and you should not rely upon forward-looking statements as predictions of future events. These risks and uncertainties include, but are not limited to, those described under the caption “Item 1A—Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, and our other SEC filings, which are available on our investor relations website at https://ir.bumble.com and on the SEC website at www.sec.gov. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, performance, or achievements. We undertake no obligation to publicly update or review any forward-looking statements, whether as a result of new information, future developments or otherwise, except as required by law.

87

Other Business

The Board does not presently intend to bring any other business before the Annual Meeting and, so far as is known to the Board, no matters are to be brought before the Annual Meeting except as specified in the Notice of Annual Meeting of Stockholders. If other matters are presented, the proxy holders have discretionary authority to vote all proxies in accordance with their best judgment.

By Order of the Board of Directors,
ELIZABETH MONTELEONE
Secretary

We make available, free of charge on our website, all of our filings that are made electronically with the SEC, including Forms 10-K, 10-Q and 8-K. To access these filings, go to our Investor Relations website at https://ir.bumble.com and click on “Financials & SEC Filings.” Copies of our Annual Report on Form 10-K for the year ended December 31, 2023, including financial statements and schedules thereto, filed with the SEC, are also available without charge to stockholders upon written request to Investor Relations at ir@team.bumble.com.

88	2024 Proxy Statement

Annex A : Non-GAAP Reconciliation

In addition to our results determined in accordance with accounting principles generally accepted in the United States, or GAAP, we believe the following non-GAAP financial measures are useful in evaluating our operating performance.

Adjusted EBITDA and Adjusted EBITDA Margin

We believe Adjusted EBITDA provides visibility to the underlying continuing operating performance by excluding the impact of certain expenses, including income tax (benefit) provision, interest (income) expense, net, depreciation and amortization expense, stock based compensation expenses, employer costs related to stock-based compensation, foreign exchange (gain) loss, changes in fair value of contingent earn-out liability, interest rate swaps and investments in equity securities, transaction and other costs, litigation costs net of insurance reimbursements that arise outside of the ordinary course of business, tax receivable agreement liability remeasurement (benefit) expense and impairment loss, as management does not believe these expenses are representative of our core earnings. We also provide Adjusted EBITDA margin, which is calculated as Adjusted EBITDA divided by revenue.

Our non-GAAP financial measures may not be comparable to similarly titled measures used by other companies, have limitations as analytical tools and should not be considered in isolation, or as substitutes for analysis of our operating results as reported under GAAP. Additionally, we do not consider our non-GAAP financial measures as superior to, or a substitute for, the equivalent measures calculated and presented in accordance with GAAP. Some of the limitations are:

●

Adjusted EBITDA and Adjusted EBITDA margin exclude the recurring, non-cash expenses of depreciation and amortization of property and equipment and definite-lived intangible assets and, although these are non-cash expenses, the assets being depreciated and amortized may have to be replaced in the future;

●	Adjusted EBITDA and Adjusted EBITDA margin do not reflect changes in, or cash requirements for, our working capital needs;

●

Adjusted EBITDA and Adjusted EBITDA margin exclude stock-based compensation expense and employer costs related to stock-based compensation, which has been, and will continue to be for the foreseeable future, an important part of how we attract and retain our employees and a significant recurring expense in our business;

●

Adjusted EBITDA and Adjusted EBITDA margin do not reflect the interest (income) expense, net or the cash requirements to service interest or principal payments on our indebtedness, and free cash flow does not reflect the cash requirements to service principal payments on our indebtedness; and

●	Adjusted EBITDA and Adjusted EBITDA margin do not reflect income tax (benefit) provision we are required to make.

Adjusted EBITDA is not a liquidity measure and should not be considered as discretionary cash available to us to reinvest in the growth of our business or to distribute to stockholders or as a measure of cash that will be available to us to meet our obligations.

We calculate Adjusted EBITDA as net earnings (loss) excluding income tax (benefit) provision, interest (income) expense, net, depreciation and amortization expense, stock-based compensation expense, employer costs related to stock-based compensation, foreign exchange (gain) loss, changes in fair value of contingent earn-out liability, interest rate swaps and investments in equity securities, transaction and other costs, litigation costs net of insurance reimbursements that arise outside of the ordinary course of business, tax receivable agreement liability remeasurement (benefit) expense and impairment loss. Adjusted EBITDA margin represents Adjusted EBITDA as a percentage of revenue.

A-1

ANNEX A : NON-GAAP RECONCILIATION

The following table presents a reconciliation of Adjusted EBITDA to Net earnings (loss), the most comparable financial measure prepared in accordance with GAAP, for the period indicated:

Adjusted EBITDA and Adjusted EBITDA Margin (In thousands, except percentages)	Year Ended December 31, 2023

Net earnings (loss)	$(1,868)

Add back:

Income tax (benefit) provision	7,170

Interest (income) expense, net	21,534

Depreciation and amortization expense	68,028

Stock-based compensation expense	104,338

Employer costs related to stock-based compensation(1)	4,535

Litigation costs, net of insurance reimbursements(2)	71,918

Foreign exchange (gain) loss(3)	2,185

Changes in fair value of interest rate swaps(4)	13,806

Transaction and other costs(5)	2,309

Changes in fair value of contingent earn-out liability	(29,569)

Changes in fair value of investments	843

Tax receivable agreement liability remeasurement expense(6)	10,341

Adjusted EBITDA	$275,570

Net earnings (loss) margin	(0.2)%

Adjusted EBITDA margin	26.2%

(1)

Represents employer portion of Social Security and Medicare payroll taxes domestically, National Insurance contributions in the United Kingdom and comparable costs internationally related to the settlement of equity awards.

(2)

Represents certain litigation costs and insurance proceeds associated with pending litigations or settlements of litigation. Includes amounts accrued with respect to the litigation related to the Illinois Biometric Information Privacy Act and the mass arbitrations related to the California Unruh Civil Rights Act, representing management’s then-current estimated probable loss for this matter.

(3)	Represents foreign exchange (gain) loss due to foreign currency transactions.

(4)	Represents fair value (gain) loss on interest rate swaps.

(5)	Represents transaction costs (such as legal, accounting, advisory fees, and other related costs) primarily related to acquisitions and our offerings.

(6)	Represents recognized adjustments to the tax receivable agreement liability.

A-2	2024 Proxy Statement

Bumble Inc.
Corporate Information
Board of Directors
Whitney Wolfe Herd Founder and Executive Chair Ann Mather Lead Director Lidiane S. Jones Chief Executive Officer and Director R. Lynn Atchison Director Matthew S. Bromberg Director Amy M. Griffin Director Sissie L. Hsiao Director Jonathan C. Korngold Director Jennifer B. Morgan Director Elisa A. Steele Director Pamela A. Thomas-Graham Director
Executive Officers
Whitney Wolfe Herd Founder and Executive Chair Lidiane S. Jones Chief Executive Officer and Director Anuradha B. Subramanian Chief Financial Officer
Stock Exchange
Bumble Inc. stock is listed for trading on Nasdaq under the ticker symbol “BMBL”.
Transfer Agent
Registered stockholder records are maintained by our transfer agent: Computershare 150 Royall Street Canton MA 02021 US Toll Free: 1 800 736 3001 International: 1-781-575-3100 Web: computershare.com/investor Email: web.queries@computershare.com
Annual Stockholders Meeting Materials
A copy of the Company’s annual report filed with the Securities and Exchange Commission (Form 10-K) and Notice & Proxy Statement will be furnished without charge to any shareholder upon request. By Internet: www.proxyvote.com By Phone:
1 800 579 1639 By Email: sendmaterial@proxyvote.com
Investor Relations
Bumble Inc.
1105 West 41st Street Austin, TX 78756 ir@team.bumble.com ir.bumble.com

BUMBLE INC. 1105 WEST 41ST STREET AUSTIN, TX 78756 VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 4, 2024. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/BMBL2024 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 4, 2024. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Mailed proxy cards must be received by 11:59 p.m. Eastern Time on June 4, 2024. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V43804-P06443 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY BUMBLE INC. For Withhold For All To withhold authority to vote for any individual The Board of Directors recommends you vote FOR the following: All All Except nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. 1. The election of three Class III directors of Bumble Inc., each to serve a three-year term expiring at the 2027 Annual Meeting of Stockholders and until such director’s successor is elected and qualified. Nominees: 01) Whitney Wolfe Herd 02) Lidiane S. Jones 03) Elisa A. Steele The Board of Directors recommends you vote FOR the following proposals: For Against Abstain 2.  The ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2024.     3.  Approval, on a non-binding advisory basis, of the compensation of the named executive officers as disclosed in the Proxy Statement.     Note: To consider such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof. The shares represented by this proxy when properly executed will be voted in the manner directed herein by the signer(s). If no such direction is made, this proxy will be voted FOR the election of the director nominees listed on Proposal 1, FOR Proposal 2 and FOR Proposal 3. It will be voted in the discretion of the proxies upon such other matters as may properly come before the Annual Meeting. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. V43805-P06443 Bumble Inc. Annual Meeting of Stockholders June 5, 2024 at 12:00 p.m. ET This proxy is being solicited on behalf of the Board of Directors of Bumble Inc. The signer(s) hereby constitute(s) and appoint(s) Lidiane S. Jones and Anuradha B. Subramanian, and each of them, the signer(s) true and lawful agents and proxies, with full power of substitution in each, to represent the signer(s) at the Annual Meeting of Stockholders of Bumble Inc. to be held on June 5, 2024 at 12:00 p.m. (Eastern Time) virtually at www. virtualshareholdermeeting.com/BMBL2024 and at any adjournments or postponements thereof, and to vote as specified on this proxy all shares of stock of Bumble Inc. held of record by the signer(s) at the close of business on April 8, 2024 as the signer(s) would be entitled to vote if personally present, and further authorize(s) such proxies to vote such shares in their discretion upon such other business as may properly come before the Annual Meeting of Stockholders and any adjournment or postponement thereof. The signer(s) hereby acknowledge(s) receipt of the Notice of Internet Availability of Proxy Materials and/or Proxy Statement. The signer(s) hereby revoke(s) all proxies heretofore given by the signer(s) to vote at the Annual Meeting and any adjournments or postponements thereof. This proxy when properly executed will be voted in the manner directed on the reverse side. If this proxy is signed but no direction given, this proxy will be voted FOR the election of each of the director nominees listed on the reverse side, FOR Proposal 2 and FOR Proposal 3. It will be voted in the discretion of the proxies upon such other matters as may properly come before the Annual Meeting. IF NO BOXES ARE MARKED, THIS PROXY WILL BE VOTED IN THE MANNER DESCRIBED ABOVE. Continued and to be signed on reverse side